                                                                    EXHIBIT 10.7

                               CREDIT AGREEMENT


     THIS CREDIT AGREEMENT dated as of December 19, 1997, among NATIONAL DATA CORPORATION, as Borrower, the banks and other financial institutions listed on the signature pages hereof, as Lenders, THE FIRST NATIONAL BANK OF CHICAGO, as Administrative Agent for such Lenders, and WACHOVIA BANK, N.A., as Documentation Agent for such lenders.

          The parties hereto agree as follows:

ARTICLE I

                                  DEFINITIONS

     SECTION 1.01.  Definitions.  The terms as defined in this Section 1.01
                    -----------
shall, for all purposes of this Agreement and any amendment hereto (except as herein otherwise expressly provided or unless the context otherwise requires), have the meanings set forth herein:

     "Absolute Rate" means, with respect to an Absolute Rate Loan made by a
      -------------
Lender for the relevant Absolute Rate Interest Period, the rate of interest per annum (rounded to the nearest 1/10,000 of 1%) offered by such Lender and accepted by the Borrower pursuant to Section 2.04(f).

     "Absolute Rate Advance" means a Borrowing hereunder consisting of the
      ---------------------
aggregate amount of the several Absolute Rate Loans made by some or all of the Lenders to the Borrower at the same time and for the same Absolute Rate Interest Period.

     "Absolute Rate Auction" means a solicitation of Competitive Bid Quotes
      ---------------------
setting forth Absolute Rates pursuant to Section 2.04.

     "Absolute Rate Interest Period" means, with respect to an Absolute Rate
      -----------------------------
Advance or Absolute Rate Loan, a period of not less than 7 and not more than 180 days commencing on a Business Day selected by the Borrower pursuant to this Agreement, but in no event extending beyond the Facility Termination Date. If an Absolute Rate Interest Period would end on a day that is not a Business Day, such Absolute Rate Interest Period shall end on the next succeeding Business Day.

     "Absolute Rate Loan" means a Loan which bears interest at the Absolute
      ------------------
Rate.

     "Acquisition" means any transaction, or any series of related transactions,
      -----------
consummated on or after the date of this Agreement, by which the Borrower or any of its Subsidiaries (i) acquires any going business or all or substantially all of the assets of any firm, corporation, limited liability company or division thereof, whether through purchase of assets, merger or otherwise or (ii) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage or voting power) of the outstanding ownership interests of a partnership or limited liability company.

     "Administrative Agent" means The First National Bank of Chicago, a national
      --------------------
banking association organized under the laws of the United States of America, in its capacity as administrative agent for the Lenders hereunder, its successors and permitted assigns in such capacity, and any other Person appointed as Administrative Agent in accordance with Section 8.09.

     "Administrative Agent/Arranger Letter Agreement" means that certain letter
      ----------------------------------------------
agreement dated as of July 8, 1997, among the Borrower, GPS, the Administrative Agent, and the Arranger relating to certain fees from time to time payable to the Administrative Agent and the Arranger, together with all amendments and supplements thereto.

     "Advance" means a Borrowing hereunder (or, in the case of a Syndicated
      -------
Advance, the conversion or continuation thereof) consisting of the aggregate amount of the several Loans made by one or more of the Lenders to the Borrower on the same Borrowing Date (or date of conversion or continuation), of the same Type (or, in the case of a Competitive Bid Advance, on the same interest basis) and, in the case of a Fixed Rate Advance, for the same Interest Period, and includes a Syndicated Advance, a Competitive Bid Advance, and a Swing Line Advance.

     "Affiliate" means (i) any Person that directly, or indirectly through one
      ---------
or more intermediaries, controls the Borrower (a "Controlling Person"), (ii) any Person (other than the Borrower) which is controlled by or is under common control with a Controlling Person, or (iii) any Person of which the Borrower owns, directly or indirectly, 20% or more of the common stock or equivalent equity interests. As used herein, the term "control" means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

     "Aggregate Commitment" means the aggregate of the Commitments of all the
      --------------------
Lenders, being $125,000,000 as of the date of this Agreement, as the same may be reduced from time to time pursuant to the terms hereof.

     "Aggregate Subsidiary Threshold" means an amount equal to eighty percent
      ------------------------------
(80%) of (i) the total consolidated revenue of the Borrower and its Subsidiaries (which includes the GPS Group), less (ii) the total consolidated revenue of the GPS Group, in each case for the most recent Fiscal Quarter as shown on the Financial Statements (Annual) or Financial Statements

(Quarterly), as the case may be, as most recently delivered or required to be delivered pursuant to Section 5.01.

     "Agreement" means this Credit Agreement, together with all amendments and
      ---------
supplements hereto and all restatements hereof.

     "Alternate Base Rate" means, for any day, a rate of interest per annum
      -------------------
equal to the higher of (i) the Corporate Base Rate for such day and (ii) the sum of the Federal Funds Effective Rate for such day plus 2%.

     "Applicable Margin" means, at any date of determination thereof with
      -----------------
respect to any Syndicated Advance, the respective rates per annum for such Syndicated Advance calculated in accordance with Section 2.06(c).

     "Approved Investment Policy" means, with respect to the Borrower or any of
      --------------------------
its Subsidiaries, the cash investments policy formally approved by its Board of Directors from time to time, a copy of which policy as in effect on the Closing Date has been delivered to the Administrative Agent, together with any subsequent amendment, exception or supplement thereto, to the extent a copy of such amendment, exception or supplement has previously been delivered to the Administrative Agent.

     "Arranger" means First Chicago Capital Markets, Inc., a Delaware
      --------
corporation, and its successors, in its capacity as arranger of the credit facilities provided to the Borrower by this Agreement.

     "Asset Purchase and Contribution Agreement" means the Asset Purchase and
      -----------------------------------------
Contribution Agreement dated as of February 22, 1996, among Mastercard International Incorporated, the Borrower, and POS Acquisition Company LLC, as amended by Amendment No. 1 to Asset Purchase and Contribution Agreement dated as of February 22, 1996, among the Borrower, Mastercard International Incorporated, GPS, GPS Holding Limited Partnership, National Data Corporation of Canada, Ltd., National Data Payment Systems, Inc., and NDC International, Ltd.

     "Assignee" has the meaning set forth in Section 9.08(c)
      --------

     "Assignment Agreement" means an Assignment Agreement executed in accordance
      --------------------
with Section 9.08(c) in the form attached hereto as Exhibit F.
                                                    ---------

     "ATT" means collectively, both (i) AT&T Capital Leasing Services, Inc., a
      ---
Massachusetts corporation, and (ii) Eaton Financial Corporation, a Massachusetts corporation, a subsidiary of AT&T Capital Corporation.

     "ATT Agreements" means both (i) that certain lease program agreement dated
      --------------
as of March 7, 1994 with Eaton Financial Corporation, and (ii) that certain purchase agreement dated as of December 30, 1994 with AT&T Capital Leasing Services, Inc., together with all amendments and supplements thereto.

     "Authorized Officer" means any of the President, Chief Financial Officer,
      ------------------
Treasurer, or Secretary of the Borrower, acting singly.

     "Borrower" means National Data Corporation and its successors and permitted
      --------
assigns.

     "Borrowing" means a borrowing hereunder consisting of a Loan or Loans made
      ---------
to the Borrower pursuant to Article II.

     "Borrowing Date" means a date on which an Advance is made hereunder.
      --------------

     "Business Day" means (i) with respect to any borrowing, payment or rate
      ------------
selection of Eurodollar Advances, a day (other than a Saturday or Sunday) on which banks generally are open in Chicago and New York for the conduct of substantially all of their commercial lending activities and on which dealings in United States dollars are carried on in the London interbank market, and (ii) for all other purposes, a day (other than a Saturday or Sunday) on which banks generally are open in Chicago for the conduct of substantially all of their commercial lending activities.

     "Capital Expenditures" means, without duplication, any expenditures for any
      --------------------
purchase or other acquisition of any asset that would be classified as a fixed or capital asset on a consolidated balance sheet of the Borrower and its Subsidiaries prepared in accordance with GAAP.

     "Capital Stock" means any nonredeemable capital stock (or in the case of a
      -------------
limited liability company, the members' equivalent equity interest) of the Borrower or any of its Consolidated Subsidiaries (to the extent issued to a Person other than the Borrower), whether common or preferred.

     "Capitalized Lease" of a Person means any lease of Property by such Person
      -----------------
as lessee that would be capitalized on a balance sheet of such Person prepared in accordance with GAAP.

     "CERCLA" means the Comprehensive Environmental Response Compensation and
      ------
Liability Act, 42 U.S.C. ' 9601 et. seq. and its implementing regulations and amendments.

     "CERCLIS" means the Comprehensive Environmental Response Compensation and
      -------
Liability Inventory System established pursuant to CERCLA.

     "Closing Date" means the date on which all conditions set forth in Section
      ------------
3.01 are fulfilled.

     "Code" means the Internal Revenue Code of 1986, as amended, or any
      ----
successor Federal tax code.

     "Comerica" means, collectively, (i) NDPS Comerica Alliance, LLC, a Georgia
      --------
limited liability company, (ii) the subsidiaries of such company, and (iii) the successors of the Persons described in the foregoing clauses (i) and (ii) resulting from a conversion of such Person to a corporation or a limited liability company.

     "Commitment" means (i) for each Lender, the obligation of such Lender to
      ----------
make Syndicated Loans not exceeding the applicable amount set forth opposite its signature below or as set forth in any Notice of Assignment relating to any assignment thereof that has become effective pursuant to Section 9.08(c), as such amount may be reduced from time to time pursuant to the terms hereof, and
(ii) for the Swing Line Lender, the obligation of the Swing Line Lender to make Swing Line Loans not exceeding $15,000,000 or as set forth in any Notice of Assignment relating to any assignment thereof that has become effective pursuant to Section 9.08(c), as such amount may be reduced from time to time pursuant to the terms hereof.

     "Competitive Bid Advance" means a borrowing hereunder consisting of the
      -----------------------
aggregate amount of the several Competitive Bid Loans made by some or all of the Lenders to the Borrower on the same Borrowing Date, at the same interest basis, and for the same Interest Period.

     "Competitive Bid Borrowing Notice" is defined in Section 2.04(f).
      --------------------------------

     "Competitive Bid Loan" means, with respect of a Lender, a Loan made by such
      --------------------
Lender pursuant to Section 2.04.

     "Competitive Bid Margin" means the margin above or below the applicable
      ----------------------
Eurodollar Base Rate offered for a Eurodollar Bid Rate Loan, expressed as a percentage (rounded to the nearest 1/100 of 1%) to be added or subtracted from such Eurodollar Base Rate.

     "Competitive Bid Note" means a promissory note, substantially in the form
      --------------------
of Exhibit "A-2" with appropriate insertions, duly executed and delivered to the
   -------------
Administrative Agent by the Borrower for the account of a Lender and payable to the order of such Lender, including any amendment, modification, renewal or replacement of such promissory note.

     "Competitive Bid Quote" means a Competitive Bid Quote, substantially in the
      ---------------------
form of Exhibit "D" hereto, completed and delivered by a Lender to the
        -----------
Administrative Agent in accordance with Section 2.04(d).

     "Competitive Bid Quote Request" means a Competitive Bid Quote Request,
      -----------------------------
substantially in the form of Exhibit "B" hereto, completed and delivered by the
                             -----------
Borrower to the Administrative Agent in accordance with Section 2.04(b).

     "Compliance Certificate" means a compliance certificate, substantially in
      ----------------------
the form of Exhibit "E" hereto, signed by the chief financial officer or chief
            -----------
accounting officer of the Borrower, showing the calculations necessary to determine compliance with this Agreement and stating that no Default or Event of Default exists, or if any Default or Event of Default exists, stating the nature and status thereof.

     "Consolidated Cash Flow" means, as at any date of determination for any
      ----------------------
period, with respect to the Borrower and its Consolidated Subsidiaries on a consolidated basis for such period and in accordance with GAAP, Consolidated Net Income, plus (to the extent deducted in calculating such Consolidated Net
        ----
Income) the sum of (i) depreciation and amortization, and (ii) all other non-cash charges (less non-cash gains).

     "Consolidated Debt" means at any date the Debt of the Borrower and its
      -----------------
Consolidated Subsidiaries, determined on a consolidated basis as of such date.

     "Consolidated Fixed Charges" means, without duplication, as at any date of
      --------------------------
determination for any period, with respect to the Borrower and its Consolidated Subsidiaries on a consolidated basis for such period and in accordance with GAAP, the sum of (i) Consolidated Interest Expense, and (ii) all payment obligations of the Borrower and its Consolidated Subsidiaries under all Operating Leases and rental agreements.

     "Consolidated Funded Debt" means at any date, with respect to the Borrower
      ------------------------
and its Consolidated Subsidiaries on a consolidated basis as of such date and in accordance with GAAP, Consolidated Debt (excluding therefrom, however, Guarantees of Debt of the Borrower or any of its Consolidated Subsidiaries, respectively, by the Borrower or any such Consolidated Subsidiary).

     "Consolidated Interest Expense" means, as at any date of determination for
      -----------------------------
any period, without duplication, interest, whether expensed or capitalized, in respect of outstanding Consolidated Debt of the Borrower and its Consolidated Subsidiaries during such period; provided, that, in determining Consolidated
                                 --------  ----
Interest Expense, interest on Debt referred to in clauses (viii) and (ix) of the definition of Debt shall only be included to the extent that the Borrower's or any Consolidated Subsidiary's obligation to pay such Debt is not contingent in nature, as of any date of determination.

     "Consolidated Net Income" means, as at any date of determination for any
      -----------------------
period, the Net Income of the Borrower and its Consolidated Subsidiaries determined on a consolidated basis for such period, but excluding (i) extraordinary items, and (ii) any equity interests of the Borrower or any Consolidated Subsidiary in the unremitted earnings of any Person that is not a Consolidated Subsidiary.

     "Consolidated Net Worth" means, at any date, the shareholders' (or in the
      ----------------------
case of a limited liability company, the members') equity of the Borrower and its Consolidated

Subsidiaries, as set forth or reflected on the most recent consolidated balance sheet of the Borrower and its Consolidated Subsidiaries prepared in accordance with GAAP, but excluding any Redeemable Preferred Stock of the Borrower or any
           --- ---------
of its Consolidated Subsidiaries. Shareholders' equity generally would include, but not be limited to (i) the par or stated value of all outstanding Capital Stock, (ii) capital surplus, (iii) retained earnings, and (iv) various deductions such as (A) purchases of treasury stock, (B) valuation allowances,
(C) receivables due from an employee stock ownership plan, (D) employee stock ownership plan debt guarantees, and (E) translation adjustments for foreign currency transactions.

     "Consolidated Subsidiary" means at any date any Subsidiary or other entity
      -----------------------
the accounts of which, in accordance with GAAP, would be consolidated with those of the Borrower in its consolidated financial statements as of such date;

provided, however, that Comerica shall be treated as a Consolidated Subsidiary
--------  -------
only for purposes of (i) determining the Borrower's Status pursuant to Section 2.06(c) and (ii) Sections 6.01, 6.02 and 6.03.

     "Contribution Agreement" means the Contribution Agreement, substantially in
      ----------------------
the form of Exhibit "J" executed and delivered by the Borrower and those
            -----------
Consolidated Subsidiaries of the Borrower that are parties to the Subsidiary Guarantee, in favor of the Administrative Agent for the ratable benefit of the Lenders, as the same may be amended, supplemented and restated from time to time.

     "Contribution Agreement Supplement" means the Supplement substantially in
      ---------------------------------
the form of Annex I to the Contribution Agreement executed and delivered by an
            -------
Operating Subsidiary of the Borrower pursuant to Section 5.03.

     "Controlled Group" means all members of a controlled group of corporations
      ----------------
and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under
Section 414 of the Code.

     "Conversion/Continuation Notice" is defined in Section 2.03(g).
      ------------------------------

     "Corporate Base Rate" means a rate per annum equal to the corporate base
      -------------------
rate of interest announced by First Chicago from time to time, changing when and as said corporate base rate changes.

     "Debt" of any Person means at any date, without duplication, (i) all
      ----
obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee under Capitalized Leases and leases (so-called "synthetic leases") that are treated as finance leases for tax purposes but that do not constitute Capitalized Leases under generally accepted accounting principles, (v) all obligations of such Person to reimburse any bank or other Person in respect of amounts payable under a banker's acceptance, (vi) all Redeemable Preferred Stock of such Person,
(vii) all obligations (regardless of whether contingent or absolute) of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit or similar instrument, (viii) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person, (ix) all Debt of others Guaranteed by such Person, and (x) the present value of estimated future payments payable in connection with earn-out agreements executed in connection with Acquisitions by such Person, all as determined in accordance with GAAP; provided, however, "Debt" of the Borrower or
                                    -------- -------
any Subsidiary of the Borrower shall not be deemed to include any non-recourse obligations under any Equipment Lease Agreements.

     "Default" means any condition or event which constitutes an Event of
      -------
Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

     "Documentation Agent" means Wachovia Bank, N.A., a national banking
      -------------------
association organized under the laws of the United States of America, in its capacity as documentation agent for the Lenders, its successors and permitted assigns in such capacity, and any other Person appointed as Documentation Agent hereunder.

     "Dollars" or "$" means dollars in lawful currency of the United States of
      -------      -
America.

     "Environmental Authorizations" means all licenses, permits, orders,
      ----------------------------
approvals, notices, registrations or other legal prerequisites for conducting the business of the Borrower and its Subsidiaries required by any Environmental Requirement.

     "Environmental Authority" means any foreign, federal, state, local or
      -----------------------
regional government that exercises any form of jurisdiction or authority under any Environmental Requirement.

     "Environmental Judgments and Orders" means all judgments, decrees or orders
      ----------------------------------
arising from or in any way associated with any Environmental Requirements, whether or not entered upon consent or written agreements with an Environmental Authority or other entity arising from or in any way associated with any Environmental Requirement, whether or not incorporated in a judgment, decree or order.

     "Environmental Liabilities" means any liabilities, whether accrued,
      -------------------------
contingent or otherwise, arising from and in any way associated with any Environmental Requirements.

     "Environmental Notices" means notice from any Environmental Authority or by
      ---------------------
any other person or entity, of possible or alleged noncompliance with or liability under any Environmental Requirement, including without limitation any complaints, citations, demands or requests from any Environmental Authority or from any other person or entity for correction of any, violation of any Environmental Requirement or any investigations concerning any violation of any Environmental Requirement.

     "Environmental Proceedings" means any judicial or administrative
      -------------------------
proceedings arising from or in any way associated with any Environmental Requirement.

     "Environmental Releases" means releases as defined in CERCLA or under any
      ----------------------
applicable state or local environmental law or regulation.

     "Environmental Requirements" means any legal requirement relating to
      --------------------------
health, safety or the environment and applicable to the Borrower, any Subsidiary or the Properties, including but not limited to any such requirement under CERCLA or similar state legislation and all federal, state and local laws, ordinances, regulations, orders, writs, decrees and common law.

     "Equipment Lease Agreements" means the ATT Agreement, the Sanwa Agreement
      --------------------------
and any other similar agreements (whether relating to software and/or hardware) entered into by the Borrower or any of the Subsidiary Guarantors from time to time.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
      -----
amended from time to time, or any successor law. Any reference to any provision of ERISA shall also be deemed to be a reference to any successor provision or provisions thereof.

     "Eurodollar Advance" means a Eurodollar Syndicated Advance or a Eurodollar
      ------------------
Bid Rate Advance, as applicable.

     "Eurodollar Auction" means a solicitation of Competitive Bid Quotes setting
      ------------------
forth Competitive Bid Margins pursuant to Section 2.04 .

     "Eurodollar Base Rate" means, with respect to a Eurodollar Advance for the
      --------------------
relevant Eurodollar Interest Period, the rate determined by the Administrative Agent to be the rate at which First Chicago offers to place deposits in U.S. dollars with first-class banks in the London interbank market at approximately 11 a.m. (London time) two Business Days prior to the first day of such Eurodollar Interest Period, in the approximate amount of First Chicago's relevant Eurodollar Loan, or, in the case of a Eurodollar Bid Rate Advance, the amount of the Eurodollar Bid Rate Advance requested by the Borrower, and having a maturity approximately equal to such Eurodollar Interest Period.

     "Eurodollar Bid Rate" means, with respect to a Eurodollar Bid Rate Loan
      -------------------
made by a Lender for the relevant Eurodollar Interest Period, the sum of (i) the Eurodollar Base Rate and (ii) the Competitive Bid Margin offered by such Lender and accepted by the Borrower pursuant to Section 2.04(f).

     "Eurodollar Bid Rate Advance" means a Competitive Bid Advance which bears
      ---------------------------
interest at a Eurodollar Bid Rate.

     "Eurodollar Bid Rate Loan" means a Competitive Bid Loan which bears
      ------------------------
interest at a Eurodollar Bid Rate.

     "Eurodollar Interest Period" means, with respect to a Eurodollar Advance, a
      --------------------------
period of one, two, three or six months commencing on a Business Day selected by the Borrower pursuant to this Agreement. Such Eurodollar Interest Period shall end on the day which corresponds numerically to such date one, two, three or six months thereafter, provided, however, that if there is no such numerically corresponding day in such next, second, third or sixth succeeding month, such Eurodollar Interest Period shall end on the last Business Day of such next, second, third or sixth succeeding month. If a Eurodollar Interest Period would otherwise end on a day which is not a Business Day, such Eurodollar Interest Period shall end on the next succeeding Business Day, provided, however, that if said next succeeding Business Day falls in a new calendar month, such Eurodollar Interest Period shall end on the immediately preceding Business Day.

     "Eurodollar Loan" means a Eurodollar Syndicated Loan or a Eurodollar Bid
      ---------------
Rate Loan, as applicable.

     "Eurodollar Rate" means, with respect to a Eurodollar Syndicated Advance
      ---------------
for the relevant Eurodollar Interest Period, the sum of (i) the quotient of (a) the Eurodollar Base Rate applicable to such Eurodollar Interest Period, divided by (b) one minus the Reserve Requirement (expressed as a decimal) applicable to such Eurodollar Interest Period, plus (ii) the Applicable Margin. The Eurodollar Rate shall be rounded to the next higher multiple of 1/16 of 1% if the rate is not such a multiple.

     "Eurodollar Syndicated Advance" means a Syndicated Advance which bears
      -----------------------------
interest at a Eurodollar Rate.

     "Eurodollar Syndicated Loan" means a Syndicated Loan which bears interest
      --------------------------
at a Eurodollar Rate.

     "Event of Default" has the meaning set forth in Section 7.01.
      ----------------

     "Facility Termination Date" means December 19, 2002 or any earlier date on
      -------------------------
which the Aggregate Commitment is reduced to zero or otherwise terminated pursuant to the terms hereof.

     "Federal Funds Effective Rate" means, for any day, an interest rate per
      ----------------------------
annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a

Business Day, the average of the quotations at approximately 10 a.m. (Chicago time) on such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by the Administrative Agent in its sole discretion.

     "Financial Institution" has the meaning ascribed thereto in O.C.G.A. (S) 7-
      ---------------------
1-4(21) as of the date hereof.

     "Financial Statements (Annual)" means the balance sheet of such Person as
      -----------------------------
of the end of such Fiscal Year and the related consolidated statements of income, shareholders' equity and cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year.

     "Financial Statements (Quarterly)" means the balance sheet of such Person
      --------------------------------
as of the end of such quarter and the related statement of income and statement of cash flows for such quarter and for the portion of the Fiscal Year ended at the end of such quarter, setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of the previous Fiscal Year.

     "First Chicago" means The First National Bank of Chicago in its individual
      -------------
capacity, and its successors.

     "Fiscal Quarter" means any fiscal quarter of the Borrower.
      --------------

     "Fiscal Year" means any fiscal year of the Borrower.
      -----------

     "Fixed Rate" means an Absolute Rate, Eurodollar Rate, Eurodollar Bid Rate,
      ----------
or Quoted Fixed Rate, as the case may be.

     "Fixed Rate Advance" means an Advance which bears interest at a Fixed Rate.
      ------------------

     "Fixed Rate Swing Line Advance" means a Swing Line Advance which bears
      -----------------------------
interest at a Quoted Fixed Rate.

     "Fixed Rate Syndicated Advance" means a Syndicated Advance which bears
      -----------------------------
interest at a Eurodollar Rate.

     "Fixed Rate Loan" means a Loan which bears interest at a Fixed Rate.
      ---------------

     "Floating Rate" means, for any day, a rate per annum equal to the Alternate
      -------------
Base Rate for such day, in each case changing when and as the Alternate Base Rate changes.

     "Floating Rate Advance" means a Syndicated Advance or Swing Line Advance
      ---------------------
which bears interest at the Floating Rate.

     "Floating Rate Loan" means a Syndicated Loan or Swing Line Loan which bears
      ------------------
interest at the Floating Rate.

     "Funded Debt to Cash Flow Ratio" means, as of the end of any Fiscal
      ------------------------------
Quarter, the ratio of Consolidated Funded Debt as of such date to Consolidated Cash Flow for the period indicated.

     "GAAP" means generally accepted accounting principles applied on a basis
      ----
consistent with those which, in accordance with Section 1.02, are to be used in making the calculations for purposes of determining compliance with the terms of this Agreement.

     "GPS" means Global Payment Systems LLC, a limited liability company
      ---
organized under the laws of Georgia, its successors and permitted assigns.

     "GPS Credit Agreement" means the Credit Agreement dated as of July 16,
      --------------------
1996, among GPS, the lenders that are parties thereto, and The First National Bank of Chicago, as administrative agent for such lenders, as the same has been amended and is in effect as of the date of the Agreement.

     "GPS Group" means GPS and each of its Consolidated Subsidiaries.
      ---------

     "Guarantee" by any Person means any obligation, contingent or otherwise, of
      ---------
such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to secure, purchase or pay (or advance or supply funds for the purchase or payment
of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to provide collateral security, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall
                                       --------
not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

     "Hazardous Materials" includes, without limitation, (a) solid or hazardous
      -------------------
waste, as defined in the Resource Conservation and Recovery Act of 1980, 42 U.S.C. ' 6901 et. seq. and its implementing regulations and amendments, or in any applicable state or local law or regulation, (b) "hazardous substance", "pollutant", or "contaminant" as defined in CERCLA, or in any applicable state or local law or regulation, (c) gasoline, or any other petroleum product or by-product, including, crude oil or any fraction thereof (d) toxic substances, as defined in the Toxic Substances Control Act of 1976, or in any applicable state or local law or regulation or (e) insecticides, fungicides, or rodenticides, as defined in the Federal Insecticide, Fungicide, and Rodenticide Act of 1975, or in any applicable state or local law or regulation, as each such Act, statute or regulation may be amended from time to time.

     "Income Available for Fixed Charges" means, as at any date of determination
      ----------------------------------
for any period, without duplication, Consolidated Net Income plus the sum of the
                                                             ----
following items (to the extent deducted in calculating such Consolidated Net Income): (i) Consolidated Interest Expense, (ii) all payment obligations of the Borrower and its Consolidated Subsidiaries for such period under all Operating Leases and rental agreements, and (iii) taxes on income, all determined with respect to the Borrower and its Consolidated Subsidiaries for such period on a consolidated basis and in accordance with GAAP.

     "Indenture" means the trust indenture dated as of November 6, 1996, between
      ---------
the Borrower and The First National Bank of Chicago, as trustee, pursuant to which the Borrower issued its Convertible Subordinated Notes Due 2003 in an aggregate principal amount of $143,750,000.

     "Interest Period" means (i) an Absolute Rate Interest Period, (ii) a
      ---------------
Eurodollar Interest Period, or (iii) a Quoted Fixed Rate Interest Period.

     "Investment" means any investment in any Person, whether by means of
      ----------
purchase or acquisition of obligations or securities of such Person, capital contribution to such Person, loan or advance to such Person, making of a time deposit with such Person, Guarantee or assumption of any obligation of such Person or otherwise.

     "Invitation for Competitive Bid Quotes" means an Invitation for Competitive
      -------------------------------------
Bid Quotes, substantially in the form of Exhibit "C" hereto, completed and
                                         -----------
delivered by the Administrative Agent to the Lenders in accordance with Section 2.04(c).

     "Lender" means each bank or other financial institution or lender listed on
      ------
the signature pages hereof as having a Commitment, and its successors and permitted assigns.

     "Lending Installation" means, with respect to a Lender or the
      --------------------
Administrative Agent, any office, branch, subsidiary or affiliate of such Lender or the Administrative Agent.

     "Lending Office" means, as to each Lender, its office located at its
      --------------
address set forth on the signature pages hereof (or identified on the signature pages hereof as its Lending Office) or such other office as such Lender may hereafter designate as its Lending Office by written notice to the Borrower and the Administrative Agent.

     "Level I Status" exists at any date if the Funded Debt to Cash Flow Ratio
      --------------
in effect as of such date is less than 1.0 to 1.0.

     "Level II Status" exists at any date if the Funded Debt to Cash Flow Ratio
      ---------------
in effect as of such date is greater than or equal to 1.0 to 1.0, but less than
1.5 to 1.0.

     "Level III Status" exists at any date if the Funded Debt to Cash Flow Ratio
      ----------------
in effect as of such date is greater than or equal to 1.5 to 1.0, but less than
2.5 to 1.0.

     "Level IV Status" exists at any date if the Funded Debt to Cash Flow Ratio
      ---------------
in effect as of such date is greater than or equal to 2.5 to 1.0, but less than
3.5 to 1.0.

     "Level V Status" exists at any date if the Funded Debt to Cash Flow Ratio
      --------------
in effect as of such date is greater than or equal to 3.5 to 1.0.

     "Lien" means, with respect to any asset, any mortgage, deed to secure debt,
      ----
deed of trust, lien, pledge, charge, security interest, security title, preferential arrangement, which has the practical effect of constituting a security interest or encumbrance, or encumbrance or servitude of any kind in respect of such asset to secure or assure payment of a Debt or a Guarantee, whether by consensual agreement or by operation of statute or other law. For the purposes of this Agreement, the Borrower and each of its Subsidiaries shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

     "LLC Conversion" means the transaction or series of related transactions
      --------------
(including, without limitation, a merger, reorganization, liquidation, or transfer of members' interests or assets) pursuant to which a business corporation organized under the laws of a state of the United States, the shares of which are owned by the members of GPS immediately prior to such transaction(s) in the same proportion as their respective members' interests in GPS immediately following such transaction(s), succeeds to all assets and businesses of GPS as in existence immediately prior to such transaction(s).

     "LLC Conversion Date" means the date on which a Permitted LLC Conversion is
      -------------------
consummated and effective.

     "LLC Operating Agreement" means the Operating Agreement of Global Payment
      -----------------------
Systems LLC Limited Liability Company dated as of March 31, 1996, among Mastercard International Incorporated, GPS Holding Limited Partnership, National Data Corporation of Canada, Ltd., the Borrower, NDC International, Ltd., and National Data Payment Systems, Inc., as amended and in effect from time to time.

     "Loan" means, with respect to a Lender, a loan made by such Lender pursuant
      ----
to Article II (or, in the case of a Syndicated Loan, any conversion or continuation thereof).

     "Loan Documents" means this Agreement, the Notes, the Subsidiary Guarantee,
      --------------
the Contribution Agreement, and all other documents and agreements contemplated hereby and executed by the Borrower or any Consolidated Subsidiary of the Borrower in favor of the Administrative Agent or any Lender.

     "Long-Term Debt" means at any date any Consolidated Debt which matures (or
      --------------
the maturity of which may at the option of the Borrower or any Consolidated Subsidiary be extended such that it matures) more than one year after such date.

     "Margin Stock" means "margin stock" as defined in Regulations G, T, U or X.
      ------------

     "Material Adverse Effect" means, with respect to any event, act, condition
      -----------------------
or occurrence of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, occurrence or occurrences, whether or not related, a material adverse change in, or a material adverse effect upon, any of (a) the financial condition, operations, business, properties or prospects of the Borrower and its Consolidated Subsidiaries taken as a whole, (b) the rights and remedies of the Administrative Agent or the Lenders under the Loan Documents, or the ability of the Borrower or any of its Subsidiaries to perform its obligations under the Loan Documents to which it is a party (such obligations to include, without limitation, payment of the Obligations and observance and performance of the covenants set forth in Articles V and VI hereof), as applicable, or (c) the legality, validity or enforceability of any Loan Document.

     "Multiemployer Plan" shall have the meaning set forth in Section 4001(a)
      ------------------
(3) of ERISA.

     "NDC Credit Agreement" means the Credit Agreement dated as of May 31, 1996
      --------------------
among the Borrower, the lenders that are parties thereto, and Wachovia Bank of Georgia, N.A. (now Wachovia Bank, N.A.), as Administrative Agent, as the same has been amended and is in effect as of the date of this Agreement.

     "NDC Group" means the Borrower and each of its Consolidated Subsidiaries
      ---------
other than the GPS Group.

     "NDPS" means National Data Payment Systems, Inc., a New York corporation,
      ----
and its successors and permitted assigns.

     "Net Income" means, as applied to any Person for any period, the aggregate
      ----------
amount of net income of such Person, after taxes, for such period, as determined in accordance with GAAP.

     "Net Proceeds of Capital Stock" means any proceeds received or deemed
      -----------------------------
received by the Borrower or its Consolidated Subsidiary in respect of the issuance or sale of Capital Stock or conversion of any Debt to Capital Stock, after deducting therefrom all reasonable and customary costs and expenses incurred by the Borrower or such Consolidated Subsidiary directly in connection with such issuance or sale of such Capital Stock or conversion of such Debt.

     "Notes" means, collectively, the Syndicated Notes, the Competitive Bid
      -----
Notes, and the Swing Line Note; and "Note" means any one of the Notes.

     "Notice of Assignment" means a Notice of Assignment to be delivered
      --------------------
pursuant to the provisions of the Assignment Agreement.

     "Obligations" means all unpaid principal of and accrued and unpaid interest
      -----------
on the Notes, all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations of the Borrower to the Lenders or to any Lender, the Swing Line Lender, the Administrative Agent or any indemnified party hereunder arising under the Loan Documents.

     "Operating Lease" of a Person means any lease of Property (other than a
      ---------------
Capitalized Lease) by such Person as lessee which has an original term (including any required renewals and any renewals effective at the option of the lessor) of one year or more.

     "Operating Subsidiary" means any Subsidiary of the Borrower which owns or
      --------------------
acquires assets.

     "Participant" has the meaning set forth in Section 9.08(b).
      -----------

     "Payment Date" means the first Business Day of each calendar quarter,
      ------------
beginning with the calendar quarter commencing January 1, 1998, except that with respect only to such calendar quarter commencing January 1, 1998, the Payment Date shall be January 5, 1998.

     "PBGC" means the Pension Benefit Guaranty Corporation or any entity
      ----
succeeding to any or all of its functions under ERISA.

     "Permitted LLC Conversion" means an LLC Conversion effected and implemented
      ------------------------
in accordance with the conditions and requirements of Section 6.09(b).

     "Person" means an individual, a corporation, a limited liability company, a
      ------
partnership, an unincorporated association, a trust or any other entity or organization, including, but not limited to, a government or political subdivision or an agency or instrumentality thereof.

     "Plan" means at any time an employee pension benefit plan which is covered
      ----
by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and is either (i) maintained by a member of the Controlled Group for employees of any member of the Controlled Group or (ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which a member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions.

     "Properties" means, as of the date of any determination, all real property
      ----------
currently owned, leased or otherwise used or occupied by the Borrower or any of its Subsidiaries, wherever located.

     "Quoted Fixed Rate" means a fixed rate of interest quoted by the Swing Line
      -----------------
Lender to the Borrower, and accepted by the Borrower, pursuant to Section 2.05(e) to be applicable to a Swing Line Loan as specified by the Borrower for a Quoted Fixed Rate Interest Period.

     "Quoted Fixed Rate Interest Period" means a period not to exceed seven (7)
      ---------------------------------
calendar days specified by the Borrower as being applicable to a Swing Line Loan being requested by the Borrower to bear interest at a Quoted Fixed Rate.

     "Redeemable Preferred Stock" of any Person means any preferred stock (or in
      --------------------------
the case of a limited liability company, the members' equivalent equity interest) issued by such Person which is at any time prior to the Facility Termination Date either (i) mandatorily redeemable (by sinking fund or similar payments or otherwise) or (ii) redeemable at the option of the holder thereof.

     "Regulation D" means Regulation D of the Board of Governors of the Federal
      ------------
Reserve System as from time to time in effect and any successor thereto or other regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

     "Regulation G" means Regulation G of the Board of Governors of the Federal
      ------------
Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

     "Regulation T" means Regulation T of the Board of Governors of the Federal
      ------------
Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

     "Regulation U" means Regulation U of the Board of Governors of the Federal
      ------------
Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

     "Regulation X" means Regulation X of the Board of Governors of the Federal
      ------------
Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

     "Reportable Event" means a reportable event as defined in Section 4043 of
      ----------------
ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event, provided, however, that a failure to meet the minimum funding standard of Section 412 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waiver of the notice requirement in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Code.

     "Required Lenders" means at any time Lenders having at least 51% of the
      ----------------
Aggregate Commitment or, if the Aggregate Commitment is no longer in effect, Lenders holding at least 51% of the aggregate outstanding principal amount of the sum of the Loans.

     "Reserve Requirement" means, with respect to a Eurodollar Interest Period,
      -------------------
the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves) which is imposed under Regulation D on new non-personal time deposits of $100,000 or more with a maturity equal to that of such Eurocurrency liabilities (in the case of Eurodollar Advances).

     "Restricted Investments" means cash investments in U.S. dollars in (i) U.S.
      ----------------------
Government securities and United States agency securities, including repurchase agreements with a short-term rating of A1 by Standard & Poor's Corporation ("S&P") or P1 by Moody's Investors Services, Inc. ("Moody's"), (ii) municipal securities rated AAA by S&P or AA by Moody's, (iii) certificates of deposit issued by a bank rated A1 by S&P or P1 by Moody's, (iv) commercial paper rated A1 by S&P or P1 by Moody's, (v) tender bonds or variable rate demand bonds supported by a letter of credit issued by a United States bank whose long-term certificates of deposit are rated AA by S&P or Aa by Moody's, and (vi) auction rate municipal securities (35-day auction cycle) with long-term debt ratings of AAA by S&P or Aaa by Moody's, provided that all such cash investments shall be
                              --------
made in accordance with the guidelines and other requirements of the Approved Investment Policy, including without limitation, the requirement that an amount estimated to meet a minimum seven day cash requirement of the Borrower be held in overnight funds, and without giving effect to any exceptions to any such guidelines or requirements.

     "Restricted Payment" means (i) any dividend or other distribution on any
      ------------------
Capital Stock of the Borrower (except dividends payable solely in its Capital Stock) or (ii) any payment on account of the purchase, redemption, retirement or acquisition of (a) any Capital Stock of the Borrower (except as acquired upon the conversion thereof into additional Capital Stock) or (b) any option, warrant or other right to acquire any Capital Stock of the Borrower.

     "Sanwa" means Sanwa Business Credit Corporation.
      -----

     "Sanwa Letter Agreement" means that certain Letter Agreement, dated October
      ----------------------
30, 1992, between Technology Sales and Leasing Co., Inc. and Sanwa, together with all amendments and supplements thereto.

     "Single Employer Plan" means a Plan maintained by the Borrower or any
      --------------------
member of the Controlled Group for employees of the Borrower or any member of the Controlled Group.

     "Single Subsidiary Threshold" means an amount equal to ten percent (10%) of
      ---------------------------
(i) the total consolidated revenue of the Borrower and its Subsidiaries (which includes the GPS Group), less (ii) the total consolidated revenue of the GPS Group, in each case for the most recent Fiscal

Quarter as shown on the Financial (Annual) or Financial Statements (Quarterly), as the case may be, as most recently delivered or required to be delivered pursuant to Section 5.01.

     "Special Charges" means any restructuring charges, asset impairment
      ---------------
charges, in-process research and development charges, and transaction expense charges required to be taken by the Borrower and its Subsidiaries, in each case net of taxes, in an aggregate amount not to exceed $75,000,000 as a result of the acquisition of (i) Source Informatics Inc. and its subsidiaries and (ii) Physician Support Systems, Inc. and its subsidiaries.

     "Status" means, at any date of determination, whichever of Level I Status,
      ------
Level II Status, Level III Status, Level IV Status, or Level V Status exists at such time.

     "Subsidiary" of a Person means (i) any corporation more than 50% of the
      ----------
outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or
(ii) any partnership, limited liability company, association, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a "Subsidiary" shall mean a Subsidiary of the Borrower (including GPS and each Subsidiary of GPS).

     "Subsidiary Guarantee" means the Subsidiary Guarantee substantially in the
      --------------------
form of Exhibit "I" executed and delivered by the Subsidiary Guarantors, in
        -----------
favor of the Administrative Agent for the ratable benefit of the Lenders, as the same may be amended, supplemented and restated from time to time.

     "Subsidiary Guarantee Supplement" means each Supplement substantially in
      -------------------------------
the form of Annex I to the Subsidiary Guarantee executed and delivered by an
            -------
Operating Subsidiary of NDC pursuant to Section 5.03.

     "Subsidiary Guarantors" means, collectively, the Subsidiaries of the
      ---------------------
Borrower that are parties to the Subsidiary Guarantee and each additional Operating Subsidiary of the Borrower that executes and delivers a Subsidiary Guarantee Supplement pursuant to Section 5.03.

     "Swing Line Advance" means a Borrowing pursuant to Section 2.05 consisting
      ------------------
of a Swing Line Loan (which may be made either as a Floating Rate Advance or as a Quoted Fixed Rate Advance) made by the Swing Line Lender to the Borrower on the same date and interest rate basis and, if made as a Quoted Fixed Rate Advance, for the same Interest Period.

     "Swing Line Borrowing Notice" means the notice given by the Borrower to the
      ---------------------------
Administrative Agent requesting a Swing Line Advance as provided in Section 2.05(e).

     "Swing Line Commitment" means the commitment of the Swing Line Lender to
      ---------------------
make Swing Line Loans to the Borrower in an aggregate principal amount at any time outstanding not to exceed $15,000,000.

     "Swing Line Lender" means The First National Bank of Chicago or any
      -----------------
subsequent Lender extending to the Borrower the Swing Line Commitment hereunder.

     "Swing Line Loans" means, collectively, the loans made to the Borrower by
      ----------------
the Swing Line Lender pursuant to Section 2.05.

     "Swing Line Note" means the promissory notes evidencing the Swing Line
      ---------------
Loans substantially in the form of Exhibit "A-3" and duly completed in
                                   -------------
accordance with the terms hereof, including any amendment, modification, renewal or replacement of such promissory note.

     "Syndicated Advance" means a borrowing hereunder (or conversion or
      ------------------
continuation thereof) consisting of the aggregate amount of the several Syndicated Loans made by the Lenders to the Borrower, on the same Borrowing Date (or date of conversion or continuation), of the same Type and, in the case of a Fixed Rate Syndicated Advance, for the same Interest Period.

     "Syndicated Borrowing Notice" is defined in Section 2.03(f).
      ---------------------------

     "Syndicated Loan" means, with respect of a Lender, a Loan made by such
      ---------------
Lender pursuant to Section 2.03.

     "Syndicated Note" means a promissory note, substantially in the form of
      ---------------
Exhibit "A-1" with appropriate insertions, duly executed and delivered to the
-------------
Administrative Agent by the Borrower for the account of a Lender and payable to the order of such Lender in the amount of its Commitment, including any amendment, modification, renewal or replacement of such promissory note.

     "Syndication Agent" means First Chicago Capital Markets, Inc., a Delaware
      -----------------
corporation, and its successors, in its capacity as syndication agent for the credit facilities provided to the Borrower by this Agreement.

     "Third Parties" means all lessees, sublessees, licensees and other users of
      -------------
the Properties, excluding those users of the Properties in the ordinary course of the Borrower's business and on a temporary basis.

     "Transferee" has the meaning set forth in Section 9.08(d)
      ----------

     "Type" means (i) with respect to any Advance, its nature as an Absolute
      ----
Rate Advance, a Eurodollar Bid Rate Advance, a Eurodollar Syndicated Advance, a Swing Line Quoted Rate

Advance, or a Floating Rate Advance, (ii) with respect to any Syndicated Advance, its nature as a Eurodollar Syndicated Advance or a Floating Rate Advance, and (iii) with respect to any Swing Line Advance, its nature as a Quoted Fixed Rate Advance or a Floating Rate Advance.

     "Unfunded Vested Liabilities" means, with respect to any Plan at any time,
      ---------------------------
the amount (if any) by which (i) the present value of all vested nonforfeitable benefits under such Plan exceeds (ii) the fair market value of all Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the Controlled Group to the PBGC or the Plan under Title IV of ERISA.

     "Wholly Owned Subsidiary" means any Subsidiary all of the Capital Stock or
      -----------------------
other ownership interests of which (except directors' qualifying shares) are at the time directly or indirectly owned by the Borrower.

     SECTION 1.02.  Accounting Terms and Determinations.  Unless otherwise
                    -----------------------------------
specified herein, all terms of an accounting character used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP, applied on a basis consistent (except for changes concurred in by the Borrower's independent public accountants or otherwise required by a change in GAAP) with the most recent audited consolidated financial statements of the Borrower and its Consolidated Subsidiaries delivered to the Lenders unless with respect to any such change concurred in by the Borrower's independent public accountants or required by GAAP, in determining compliance with any of the provisions of any of the Loan Documents: (i) the Borrower shall have objected to determining such compliance on such basis at the time of delivery of such financial statements, or (ii) the Required Lenders shall so object in writing within 30 days after the delivery of such financial statements, in either of which events such calculations shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such objection shall not have been made (which, if objection is made in respect of the first financial statements delivered under Section 5.01, shall mean the financial statements referred to in Section 4.04).

     SECTION 1.03.  References.  Unless otherwise indicated, references in this
                    ----------
Agreement to "Articles", "Exhibits", "Schedules", "Sections" and other Subdivisions are references to Articles, exhibits, schedules, sections and other subdivisions hereof.

     SECTION 1.04.  Use of Defined Terms.  All terms defined in this Agreement
                    --------------------
shall have the same defined meanings when used in any of the other Loan Documents, unless otherwise defined therein or unless the context shall require otherwise.

     SECTION 1.05.  Terminology.
                    -----------

          (a) General.  All personal pronouns used in this Agreement, whether
              -------
     used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and the plural shall include the singular. Titles of Articles and Sections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.

          (b) Special Corporate Terminology.  All references to corporate
              -----------------------------
     nature, the capital stock, stockholders, directors, articles or certificate of incorporation and by-laws, or such similar terms, of any Person shall, if such Person is a limited liability company, refer respectively to the limited liability company nature, the equity interest, members, managing member, articles of organization and operating agreement of such Person.
     In addition, after a Permitted LLC Conversion, all references to GPS's limited liability status, equity interest, members, managing member, articles of organization and operating agreement shall be deemed to refer respectively to GPS's corporate nature, the capital stock, stockholders, directors, articles or certificate of incorporation and by-laws.

ARTICLE II

                                  THE CREDITS

     SECTION 2.01.  Description of Facility.  Upon the terms and subject to the
                    -----------------------
conditions set forth in this Agreement, the Lenders hereby grant to the Borrower a revolving credit facility pursuant to which: (i) each Lender severally agrees to make Syndicated Loans to the Borrower in accordance with Section 2.03; (ii) each Lender may, in its sole discretion, make bids to make Competitive Bid Loans to the Borrower in accordance with Section 2.04; and (iii) the Swing Line Lender agrees to make Swing Line Loans to the Borrower in accordance with Section 2.05; provided that in no event may the aggregate principal amount of all outstanding
--------
Advances to the Borrower (including Syndicated Advances, Competitive Bid Advances, and Swing Line Advances) exceed the Aggregate Commitment.

     SECTION 2.02.  Availability of Facility.  Subject to the terms and
                    ------------------------
conditions of this Agreement, the revolving credit facility is available from the date of this Agreement to the Facility Termination Date, and the Borrower may borrow, repay and reborrow at any time prior to the Facility Termination Date.

     SECTION 2.03.  Syndicated Advances.
                    --------------------

          (a) Commitment.  From and including the date of this Agreement and
              ----------
     prior to the Facility Termination Date, each Lender severally agrees, on the terms and conditions set forth in this Agreement, to make Syndicated Loans to the Borrower from time to time in amounts not to exceed in the aggregate at any one time outstanding the amount of its Commitment then in effect. The Commitment by each Lender to lend hereunder shall expire on the Facility Termination Date.

          (b) Required Payments; Termination.  Any outstanding Syndicated
              ------------------------------
     Advances and all other unpaid Obligations shall be paid in full by the Borrower on the Facility Termination Date.

          (c) Ratable Loans.  Each Syndicated Advance hereunder shall consist of
              -------------
     Syndicated Loans made from the several Lenders ratably in proportion to the ratio that their respective Commitments bear to the Aggregate Commitment.

          (d) Types of Syndicated Advances.  The Syndicated Advances may be
              ----------------------------
     Eurodollar Syndicated Advances, Floating Rate Advances or a combination thereof, selected by the Borrower in accordance with Sections 2.03(f) and 2.03(g). The Syndicated Advances shall be evidenced by the Syndicated Notes.

          (e) Minimum Amount of Each Syndicated Advance; Maximum Number of
              ------------------------------------------------------------
     Advances.  Each Eurodollar  Syndicated Advance shall be in the minimum
     --------
     amount of $1,000,000 (and in multiples of $500,000 if in excess thereof), and each Floating Rate Advance shall be in the minimum amount of $500,000 (and in multiples of $100,000 if in excess thereof); provided, however,
                                                          --------  -------
     that any Floating Rate Advance may be in the amount of the unused Aggregate Commitment, and any Eurodollar Syndicated Advance may be in the amount of the unused Aggregate Commitment so long as such Advance is not less than $1,000,000; and provided, further, that the total combined number of
                     --------  -------
     Syndicated Advances and Competitive Bid Advances outstanding at any time shall not exceed nine (9) (with all Floating Rate Advances for purposes of the foregoing limitation being deemed to constitute a single Advance).

          (f) Method of Selecting Types and Interest Periods for New Syndicated
              -----------------------------------------------------------------
     Advances.  The Borrower shall select the Type of Syndicated Advance and, in
     --------
     the case of each Eurodollar Syndicated Advance, the Interest Period applicable to each such Eurodollar Syndicated Advance from time to time. The Borrower shall give the Administrative Agent irrevocable notice (a "Syndicated Borrowing Notice") not later than 10:00 a.m. (Chicago time) at least one Business Day before the Borrowing Date of each Floating Rate Advance and three Business Days before the Borrowing Date for each Eurodollar Syndicated Advance, specifying:

     (i) the Borrowing Date, which shall be a Business Day, of such Syndicated Advance,

     (ii)  the aggregate amount of such Syndicated Advance,

     (iii) the Type of Syndicated Advance selected, and

     (iv) in the case of each Eurodollar Syndicated Advance, the Interest Period applicable thereto.

Not later than noon (Chicago time) on each Borrowing Date, each Lender shall make available its Syndicated Loan or Loans, in funds immediately available in Chicago to the Administrative Agent at its address specified pursuant to Article
IX. The Administrative Agent will make the funds so received from the Lenders available to the Borrower at the Administrative Agent's aforesaid address not later than 2:00 p.m. (Chicago time) on such date.

          (g) Conversion and Continuation of Outstanding Syndicated Advances.
              --------------------------------------------------------------
     Floating Rate Advances shall continue as Floating Rate Advances unless and until such Floating Rate Advances are converted into Eurodollar Syndicated Advances. Each Eurodollar Syndicated Advance of any Type shall continue as a Eurodollar Syndicated Advance of such Type until the end of the then applicable Interest Period therefor, at which time such Eurodollar Syndicated Advance shall be automatically converted into a Floating Rate Advance unless the Borrower shall have given the Administrative Agent a Conversion/Continuation Notice requesting that, at the end of such Interest Period, such Eurodollar Syndicated Advance either continue as a Eurodollar Syndicated Advance of such Type for the same or another Interest Period or be converted into a Syndicated Advance of another Type. Subject to the terms of Section 2.03(e), the Borrower may elect from time to time to convert all or any part of a Syndicated Advance of any Type into any other Type or Types of Syndicated Advances; provided that any conversion of any Eurodollar Syndicated Advance shall be made on, and only on, the last day of the Interest Period applicable thereto. The Borrower shall give the Administrative Agent irrevocable notice (a "Conversion/Continuation Notice") of each conversion of a Syndicated Advance or continuation of a Eurodollar Syndicated Advance not later than 10:00 a.m. (Chicago time) at least one Business Day, in the case of a conversion into a Floating Rate Advance, or three Business Days, in the case of a conversion into or continuation of a Eurodollar Syndicated Advance, prior to the date of the requested conversion or continuation, specifying:

     (i) the requested date which shall be a Business Day, of such conversion or continuation;

     (ii) the aggregate amount and Type of Syndicated Advance(s) which is [are] to be converted or continued; and

     (iii) the amount and Type(s) of Syndicated Advance(s) into which such Syndicated Advance is to be converted or continued and, in the case of a conversion into or continuation of a Eurodollar Syndicated Advance, the duration of the Interest Period applicable thereto.

     SECTION 2.04.  Competitive Bid Advances.
                    ------------------------

          (a) Competitive Bid Option; Repayment of Competitive Bid Advances.  In
              -------------------------------------------------------------
     addition to Syndicated Advances pursuant to Section 2.03, but subject to the terms and conditions of this Agreement (including, without limitation, the limitations set forth in Section 2.01 as to the maximum aggregate principal amount of all outstanding Advances hereunder and as to the maximum combined number of Syndicated Advances and Competitive Bid Advances that may be outstanding at any time hereunder), the Borrower may, as set forth in this Section 2.04, request the Lenders, prior to the Facility Termination Date, to make offers to make Competitive Bid Advances to the Borrower. Each Lender may, but shall have no obligation to, make such offers and the Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this Section 2.04. Competitive Bid Advances shall be evidenced by the Competitive Bid Notes. Each Competitive Bid Advance shall be repaid in full by the Borrower on the last day of the Interest Period applicable thereto.

          (b) Competitive Bid Quote Request.  When the Borrower wishes to
              -----------------------------
     request offers to make Competitive Bid Loans under this Section 2.04, the Borrower shall transmit to the Administrative Agent by telex or facsimile transmission a Competitive Bid Quote Request so as to be received not later than (x) 10:00 a.m. (Chicago time) at least five Business Days prior to the Borrowing Date proposed therein, in the case of a Eurodollar Auction, or
     (y) 10:00 a.m. (Chicago time) at least one Business Day prior to the Borrowing Date proposed therein, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Borrower and the Administrative Agent shall have mutually agreed upon and shall have notified to the Lenders not later than the date of the Competitive Bid Quote Request for the first Eurodollar Auction or Absolute Rate Auction for which such change is to be effective), specifying:

     (i)   the proposed Borrowing Date for the proposed Competitive Bid Advance;

     (ii) the aggregate principal amount of such Competitive Bid Advance, which shall be in the minimum amount of $5,000,000 and in multiples of $1,000,000 if in excess thereof);

     (iii) whether the Competitive Bid Quotes requested are to set forth a Competitive Bid Margin or an Absolute Rate, or both; and

     (iv)  the Interest Period applicable thereto.

The Borrower may request offers to make Competitive Bid Loans for more than one Interest Period and for a Eurodollar Auction and an Absolute Rate Auction in a single Competitive Bid Quote Request. No Competitive Bid Quote Request shall be given within five Business Days (or, upon reasonable prior notice to the Lenders, such other number of days as the Borrower and the Administrative Agent may agree upon) of any other Competitive Bid Quote Request. A Competitive Bid Quote Request that does not conform substantially to the format of Exhibit "B"
                                                                   -----------
hereto shall be rejected, and the Administrative Agent shall promptly notify the Borrower of such rejection by telex or facsimile transmission.

          (c) Invitation for Competitive Bid Quotes.  Promptly upon receipt of a
              -------------------------------------
     Competitive Bid Quote Request that is not rejected pursuant to Section 2.04(b), the Administrative Agent shall send to each of the Lenders by telex or facsimile transmission an Invitation for Competitive Bid Quotes, which shall constitute an invitation by the Borrower to each Lender to submit Competitive Bid Quotes offering to make the Competitive Bid Loans to which such Competitive Bid Quote Request relates in accordance with this
     Section 2.04.

          (d) Submission and Contents of Competitive Bid Quotes.
              -------------------------------------------------

     (i) Each Lender may, in its sole discretion, submit a Competitive Bid Quote containing an offer or offers to make Competitive Bid Loans in response to any Invitation for Competitive Bid Quotes. Each Competitive Bid Quote must comply with the requirements of this
          Section 2.04(d) and must be submitted to the Administrative Agent by telex or facsimile transmission at its offices specified in or pursuant to Article IX not later than (i) 1:00 p.m. (Chicago time) at least four Business Days prior to the proposed Borrowing Date in the case of a Eurodollar Auction, or (ii) 9:00 a.m. (Chicago time) on the proposed Borrowing Date in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Borrower and the Administrative Agent shall have mutually agreed up and shall have notified to the Lenders not later than the date of the first Eurodollar Auction or Absolute Rate Auction for which such change is to be effective); provided that Competitive Bid Quotes submitted by
                            --------
          the Administrative Agent (or any Affiliate of the Administrative Agent) in the capacity of a Lender may be submitted, and may only be submitted, if the Administrative Agent or such Affiliate notifies the Borrower of the terms of the offer or offers contained therein not later than (x) 15 minutes prior to the deadline for the other Lenders, in the case of a Eurodollar Auction, or (y) 15 minutes prior to the deadline for the other Lenders, in the case of an Absolute Rate Auction. Subject to Articles III and VII, any Competitive Bid Quote so made shall be irrevocable except with the written consent of the Administrative Agent given on the instructions of the Borrower.

     (ii) Each Competitive Bid Quote shall in any case specify:

          (A) the proposed Borrowing Date, which shall be the same as that set forth in the applicable Invitation for Competitive Bid Quotes;

          (B) the principal amount of the Competitive Bid Loan for which each such offer is being made, which principal amount (1) may be greater than, less than or equal to the Commitment of the quoting Lender, but in no case greater than the unutilized Aggregate Commitment, (2) must be at least

               $2,500,000 (and an integral multiple of $500,000 if in excess thereof), and (3) may not exceed the principal amount of Competitive Bid Loans for which offers were requested;

          (C) in the case of a Eurodollar Auction, the Competitive Bid Margin offered for each such Competitive Bid Loan;

          (D) in the case of an Absolute Rate Auction, the Absolute Rate offered for each such Competitive Bid Loan;

          (E) the minimum or maximum amount, if any, of the Competitive Bid Loan which may be accepted by the Borrower;

          (F)  the applicable Interest Period; and

          (G)  the identity of the quoting Lender.

     (iii) The Administrative Agent shall reject any Competitive Bid Quote that:

          (A)  is not substantially in the form of Exhibit "D" hereto or does
                                                   -----------
               not specify all of the information required by Section
               2.04(d)(ii);

          (B)  contains qualifying, conditional or similar language;

          (C) proposes terms other than or in addition to those set forth in the applicable Invitation for Competitive Bid Quotes; or

          (D)  arrives after the time set forth in Section 2.04(d)(i).

     (iv) If any Competitive Bid Quote shall be rejected pursuant to Section 2.04(d)(iii), then the Administrative Agent shall notify the affected Lender of such rejection as soon as practicable.

          (e)  Notice to the Borrower.  The Administrative Agent shall, as soon
               ----------------------
     as practicable but in any event prior to 10:00 a.m. (Chicago time) on the date specified in Section 2.04(f) for the Borrower's acceptance or rejection of offers, notify the Borrower of the terms (i) of any Competitive Bid Quote submitted by a Lender that is in accordance with
     Section 2.04(d) and (ii) of any Competitive Bid Quote that is in accordance with Section 2.04(d) and amends, modifies or is otherwise inconsistent with a previous Competitive Bid Quote submitted by such Lender with respect to the same Competitive Bid Quote Request. Any such subsequent Competitive Bid Quote shall be disregarded by the Administrative Agent unless such subsequent Competitive Bid Quote specifically states that it is submitted solely to correct a manifest error in such former Competitive

     Bid Quote. The Administrative Agent's notice to the Borrower shall specify the aggregate principal amount of Competitive Bid Loans for which offers have been received for each Interest Period specified in the related Competitive Bid Quote Request and the respective principal amounts and Competitive Bid Margins or Absolute Rates, as the case may be, so offered.

          (f) Acceptance and Notice by the Borrower.  Subject to the receipt of
              -------------------------------------
     the notice from the Administrative Agent referred to in Section 2.04(e), not later than (i) 10:00 a.m. (Chicago time) at least three Business Days prior to the proposed Borrowing Date, in the case of a Eurodollar Auction, or (ii) 10:00 a.m. (Chicago time) on the proposed Borrowing Date, in the case of an Absolute Rate Auction (or in either case, such other time or date as the Borrower and the Administrative Agent shall have mutually agreed upon and shall have notified to the Lenders not later than the date of the Competitive Bid Quote Request for the first Eurodollar Auction or Absolute Rate Auction for which such change is to be effective), the Borrower shall notify the Administrative Agent of the Borrower's acceptance or rejection of the offers so notified to it pursuant to Section 2.04(e);

     provided, however, that the failure by the Borrower to give such notice to
     --------  -------
     the Administrative Agent shall be deemed to be a rejection by the Borrower of all such offers. In the case of acceptance, such notice (a "Competitive Bid Borrowing Notice") shall specify the aggregate principal amount of offers for each Interest Period that are accepted. The Borrower may accept or reject any Competitive Bid Quote in whole or in part (subject to the terms of Section 2.04(d)(ii)(E)); provided that:

     (i) the aggregate principal amount of each Competitive Bid Advance may not exceed the applicable amount set forth in the related Competitive Bid Quote Request;

     (ii) the principal amount of each Competitive Bid Advance must be at least $5,000,000 (and an integral multiple of $1,000,000 if in excess thereof);

     (iii) acceptance of offers may only be made on the basis of ascending Competitive Bid Margins or Absolute Rates, as the case may be; and

     (iv)  the Borrower may not accept any offer of the type described in
           Section 2.04(d)(iii) or that otherwise fails to comply with the requirements of this Agreement in respect of obtaining a Competitive Bid Loan under this Agreement.

          (g) Allocation by the Administrative Agent.  If offers are made by two
              --------------------------------------
     or more Lenders with the same Competitive Bid Margins or Absolute Rates, as the case may be, for a greater aggregate principal amount than the amount in respect of which offers are permitted to be accepted for the related Interest Period, the principal amount of Competitive Bid Loans in respect of which such offers are accepted shall be allocated by the Administrative Agent among such Lenders as nearly as possible (in such multiples as the

     Administrative Agent may deem appropriate) in proportion to the aggregate principal amount of such offers; provided, however, that no Lender shall be
                                      --------  -------
     allocated a portion of any Competitive Bid Advance which is less than the minimum amount which such Lender has indicated that it is willing to accept. Allocations by the Administrative Agent of the amounts of Competitive Bid Loans shall be conclusive in the absence of manifest error. The Administrative Agent shall promptly, but in any event on the same Business Day, in the case of Eurodollar Bid Rate Advances, and by 11:00 a.m. (Chicago time) on the same Business Day, in the case of Absolute Rate Advances, notify each Lender of its receipt of a Competitive Bid Borrowing Notice and the aggregate principal amount of each Competitive Bid Advance allocated to each participating Lender.

          (h) Funding of Competitive Bid Advances.  Not later than noon (Chicago
              -----------------------------------
     time) on each Borrowing Date for a Competitive Bid Advance, each Lender participating in such Advance shall make available its Competitive Bid Loan or Loans, in funds immediately available in Chicago to the Administrative Agent at its address specified pursuant to Article IX. The Administrative Agent will make the funds so received from such Lenders available to the Borrower at the Administrative Agent's aforesaid address not later than 2:00 p.m. (Chicago time) on such date.

     SECTION 2.05.  Swing Line Advances.
                    -------------------

          (a) Commitment.  From and including the date of this Agreement and
              ----------
     prior to the Facility Termination Date, the Swing Line Lender agrees, on the terms and conditions set forth in this Agreement, to make Swing Line Loans to the Borrower from time to time in amounts not to exceed in the aggregate at any one time outstanding the amount of the Swing Line Commitment then in effect. The Borrower shall be entitled to repay and reborrow Swing Line Loans in accordance with the provisions, and subject to the limitations, set forth herein (including the limitations set forth in Section 2.01 as to the maximum aggregate principal amount of all outstanding Advances hereunder). The Commitment of the Swing Line Lender to lend hereunder shall expire on the Facility Termination Date.

          (b) Required Payments; Termination.  Each Swing Line Advance shall be
              ------------------------------
     repaid in full within seven (7) days from the date such Advance is made to the Borrower. All outstanding Swing Line Advances shall be paid in full by the Borrower on the Facility Termination Date.

          (c) Types of Swing Line Advances.  The Swing Line Advances may be
              ----------------------------
     Floating Rate Advances or Quoted Fixed Rate Advances, or a combination thereof, selected by the Borrower in accordance with Section 2.05(e). The Swing Line Advances shall be evidenced by the Swing Line Note.

          (d) Minimum Amount of Each Swing Line Advance.  Each Swing Line
              -----------------------------------------
     Advance shall be in the minimum amount of $500,000 and in multiples of $100,000 if in excess thereof; provided, however, that any Swing Line
                                    --------  -------
     Advance may be in the amount of the unused portion of the Swing Line Commitment so long as such Advance is not less than $100,000. Notwithstanding the foregoing, the Borrower shall not be entitled to have outstanding at any time more than three Swing Line Advances.

          (e) Method of Selecting Types of Swing Line Advances.  Whenever the
              ------------------------------------------------
     Borrower desires to obtain a Swing Line Advance, the Borrower shall give the Swing Line Lender (with a copy to the Administrative Agent) prior written notice (or telephonic notice promptly confirmed in writing) of such Swing Line Advance (each a "Swing Line Borrowing Notice." Each Swing Line
                                 ---------------------------
     Borrowing Notice requesting a Floating Rate Advance shall be given prior to 2:00 p.m. (Chicago time) on the Borrowing Date for such Advance and shall specify the aggregate principal amount of such Advance and the date such Advance is to be made (which shall be a Business Day). Each Swing Line Borrowing Notice requesting a Quoted Fixed Rate Advance shall be given prior to 12:00 noon (Chicago time) on the Borrowing Date and shall specify the aggregate principal amount of such Advance, the date such Advance is to be made (which shall be a Business Day), and the Interest Period to be applicable to such Advance. The Swing Line Lender shall promptly furnish the Borrower (with a copy to the Administrative Agent) with a quotation of the Quoted Fixed Rate being offered with respect to such Swing Line Advance by telephone (promptly confirmed in writing, if requested) or by facsimile transmission. The Borrower shall immediately inform the Swing Line Lender (with a copy to the Administrative Agent) of its decision as to whether to accept the Quoted Fixed Rate and to confirm the borrowing of the Swing Line Advance (which may be done by telephone, promptly confirmed in writing, and which decision shall be irrevocable). If the Borrower has so informed the Swing Line Lender and confirmed the terms of the Swing Line Advance, then no later than 4:00 p.m. (Chicago time) on such date, the Swing Line Lender shall make the principal amount of the Swing Line Advance available to the Administrative Agent in immediately available funds at the Payment Office of the Administrative Agent, and the Administrative Agent will make available to the Borrower such amount by crediting such amount to the Borrower's demand deposit account maintained with the Administrative Agent. In the event the Swing Line Lender does not make such amount available to the Administrative Agent at the time prescribed above, but such amount is received later that day, such amount may be credited to the Borrower in the manner described in the preceding sentence on the next Business Day (with interest on such amount to begin accruing hereunder on such next Business
     Day).

          (f) Purchase by Lenders of Swing Line Advances.  If the Borrower fails
              ------------------------------------------
     to repay a Swing Line Advance when required by Section 2.05(b), then upon request of the Swing Line Lender, each Lender other than the Swing Line Lender shall purchase a participating interest in such Swing Line Advance in an amount equal to its pro rata share (based on its respective Commitment) of such Swing Line Advance, and the Swing Line

     Lender shall furnish each Lender with confirmation evidencing such participating interest. Such purchase shall be made on the next Business Day following such request. On the date of such required purchase, each Lender will immediately transfer to the Swing Line Lender, in immediately available funds, the amount of its participation. If such Swing Line Advance is not outstanding as a Floating Rate Advance at the time of such purchase, such Swing Line Advance shall automatically be converted to, and thereafter bear interest, as a Floating Rate Advance. Whenever, at any time after the Swing Line Lender has received from any such Lender the funds for its participating interest in a Swing Line Advance, the Administrative Agent receives any payment on account thereof, the Administrative Agent will distribute to such Lender its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participating interest was outstanding and funded); provided, however, that if such payment received
                              --------  -------
     by the Administrative Agent is required to be returned, such Lender will return to the Administrative Agent any portion thereof previously distributed by the Administrative Agent to it. Each Lender's obligation to purchase such participating interest shall be absolute and unconditional and shall not be affected by any circumstance, including without limitation
     (i) any setoff, counterclaim, recoupment, defense or other right that such Lender or any other Person may have against the Swing Line Lender or any other Person for any reason whatsoever, (ii) the occurrence or continuation of a Default or an Event of Default or the termination of any of the Commitments, (iii) any adverse change in the condition (financial or otherwise) of the Borrower or any of its Consolidated Subsidiaries, or any other Person, (iv) any breach of this Agreement by the Borrower or by any other Lender, or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

     SECTION 2.06.  General Facility Terms.
                    ----------------------

          (a) Fees; Reductions in Aggregate Commitment.
              ----------------------------------------

     (i)  Fees.  The Borrower agrees to pay to the Administrative Agent the
          ----
          following fees:

          (A) For the account of each Lender, a facility fee equal to the total Commitment of such Lender in effect from time to time (whether or not used by the Borrower) multiplied by the applicable per annum
                                        ---------- --
              facility fee rate set forth in Section 2.06(c), payable quarterly in arrears on the first Business Day of each Fiscal Quarter, commencing March 1, 1998, and on the Facility Termination Date.

          (B) For the account of the Administrative Agent and the Arranger, the fees due under the Administrative Agent/Arranger Letter Agreement payable as provided therein.

     (ii) Voluntary Reductions in Aggregate Commitment.  The Borrower may
          --------------------------------------------
          permanently reduce the Aggregate Commitment in whole, or in part ratably among the Lenders in a minimum amount of $1,000,000 and in integral multiples of $500,000, upon at least three Business Days' written notice to the Administrative Agent, which notice shall specify the amount of any such reduction; provided, however, that the amount
                                            --------  -------
          of the Aggregate Commitment may not be reduced below the aggregate principal amount of the outstanding Advances.

          (b) Optional Principal Payments.  The Borrower may from time to time
              ---------------------------
     pay, without penalty or premium, any outstanding Floating Rate Advance in full, or in part in a minimum aggregate amount of $500,000 or any integral multiple of $100,000 in excess thereof, upon one Business Day's prior notice to the Administrative Agent. Any Fixed Rate Advance may be paid in full, or in part in a minimum aggregate amount of $1,000,000 (or $500,000, in the case of a Swing Line Advance) or any integral multiple of $500,000 (or $100,000, in the case of a Swing Line Advance) in excess thereof, upon three Business Days' prior notice to the Administrative Agent (i) without penalty or premium if paid on the last day of an applicable Interest Period, and (ii) with payment of all applicable amounts specified in
     Section 2.10 if paid on any other day.

          (c) Applicable Margin and Facility Fee Rates.  The Applicable Margin
              ----------------------------------------
     set forth below with respect to each Eurodollar Syndicated Advance and the applicable rates set forth below for the facility fees payable pursuant to
     Section 2.06(a) shall be subject to adjustment (upwards or downwards, as appropriate) based on the Borrower's Status as at the end of each fiscal quarter in accordance with the table set forth below. The Borrower's Status as at the last day of each fiscal quarter shall be determined from the then most recent annual or quarterly financial statements of the Borrower delivered by the Borrower pursuant to Section 5.01(a) or 5.01(b) and the Compliance Certificate delivered by the Borrower pursuant to
     Section 5.01(c). The adjustment, if any, to the Applicable Margin shall be effective with respect to all Eurodollar Syndicated Advances made, and all conversions to and continuations of Eurodollar Syndicated Advances occurring, on and after the next Business Day following the delivery to the Administrative Agent of such financial statements and Compliance Certificate (the "Adjustment Effective Date"); the adjustment, if any, to the facility fee rates shall be effective on the Adjustment Effective Date. No adjustment in Applicable Margin shall be effective with respect to Eurodollar Syndicated Advances outstanding on and prior to the Adjustment Effective Date until such Advances are subsequently continued or converted as Eurodollar Syndicated Advances with a new Interest Period. In the event that the Borrower shall at any time fail to furnish to the Lenders such financial statements and Compliance Certificate within the applicable time limitations specified by Section 5.01, then the maximum Applicable Margin and facility fee rates shall apply from the date of such failure until the next Business Day after such financial statements and Compliance Certificate are so delivered. Notwithstanding anything to the contrary contained herein, the Borrower's Status as of the date of this Agreement shall be deemed to be Level III Status and shall be adjusted hereafter as set forth above.

                         Applicable
                         Margin for
                         Eurodollar
                         Committed     Facility
     Status              Advances     Fee Rates
     ------              ----------   ---------
     Level I              .210%        .090%

     Level II             .250%        .125%

     Level III            .275%        .150%

     Level IV             .350%        .200%

     Level V              .500%        .250%



          (d) Changes in Interest Rate, etc.  Each Floating Rate Advance shall
              ------------------------------
     bear interest on the outstanding principal amount thereof, for each day from and including the date such Floating Rate Advance is made or is converted from a Fixed Rate Syndicated Advance into a Floating Rate Advance pursuant to Section 2.03(f) to but excluding the date it becomes due or is converted into a Fixed Rate Syndicated Advance pursuant to Section 2.03(f) hereof, at a rate per annum equal to the Floating Rate for such day. Changes in the rate of interest on any Floating Rate Advance will take effect simultaneously with each change in the Alternate Base Rate. Each Fixed Rate Advance shall bear interest on the outstanding principal amount thereof from and including the first day of the Interest Period applicable thereto to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such Fixed Rate Advance. No Interest Period may end after the Facility Termination Date.

          (e) Rates Applicable After Default.  Notwithstanding anything to the
              -------------------------------
     contrary contained in Section 2.03(e) or 2.03(f), during the continuance of a Default or Event of Default the Required Lenders may, at their option, by notice to the Borrower (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 9.06(a) requiring unanimous consent of the Lenders to changes in interest rates), declare that no Syndicated Advance may be made as, converted into or continued as a Fixed Rate Syndicated Advance. During the continuance of an Event of Default, (i) the Required Lenders may, at their option, by notice to the Borrower (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 9.06(a) requiring unanimous consent of the Lenders to changes in interest rates), declare that (x) each Fixed Rate Advance shall bear interest for the remainder of the applicable Interest Period at the rate otherwise applicable to such Interest Period plus 2% per annum and (y) each Floating Rate Advance shall bear interest at a rate per annum equal to the Alternate Base Rate plus 2% per annum, and
     (ii) the Swing Line Lender may, at its option, by notice to the Borrower (which notice may be revoked at the option of the Swing Line Lender notwithstanding any provision of Section 9.06(a) requiring unanimous consent for the Lenders to changes in interest rates), declare that each Swing Line Advance shall bear interest at a rate per annum equal to the Alternate Base Rate plus two percent (2.0%) per annum.

          (f) Method of Payment.  All payments of the Obligations hereunder
              -----------------
     shall be made, without setoff, deduction, or counterclaim, in immediately available funds to the Administrative Agent at the Administrative Agent's address specified pursuant to Article IX, or at any other Lending Installation of the Administrative Agent specified in writing by the Administrative Agent to the Borrower, by noon (local time at the Lending Installation) on the date when due and the Administrative Agent will promptly distribute to each Lender its ratable share of each such payment received by the Administrative Agent for the account of the Lenders; provided, however, that if on any date the Borrower shall pay less than the
     --------  -------
     full amount of its Obligations owing on such date, such payment shall be distributed to the Lenders ratably based upon the ratio that the aggregate amount of such Obligations owing to each such Lender on such date bears to the aggregate amount of such Obligations owing to all the Lenders on such date. Each payment delivered to the Administrative Agent for the account of any Lender shall be delivered promptly by the Administrative Agent to such Lender in the same type of funds that the Administrative Agent received at its address specified pursuant to Article IX or at any Lending Installation specified in a notice received by the Administrative Agent from such Lender. The Administrative Agent is hereby authorized to charge the respective accounts of the Borrower maintained with First Chicago for each payment of principal, interest, fees and other Obligations as it becomes due hereunder.

          (g) Notes; Telephonic Notices.  Each Lender is hereby authorized to
              -------------------------
     record the principal amount of each of its Loans and each repayment on the schedule attached to its applicable Notes, provided, however, that neither
                                                --------  -------
     the failure to so record nor any error in such recordation shall affect the Borrower's obligations under any such Note. The Borrower hereby authorizes the Lenders, the Swing Line Lender, and the Administrative Agent to extend, convert or continue Advances, effect selections of Types of Advances and to transfer funds based on telephonic notices made by any person or persons the Administrative Agent, the Swing Line Lender, or any Lender in good faith believes to be acting on behalf of the Borrower. The Borrower agrees to deliver promptly to the Administrative Agent a written confirmation, if such confirmation is requested by the Administrative Agent, any Lender or the Swing Line Lender of each telephonic notice signed by an Authorized Officer. If the written confirmation differs in any material respect from the action taken by the Administrative Agent, the Lenders, or the Swing

     Line Lender, the records of the Administrative Agent, the Lenders, and the Swing Line Lender shall govern absent manifest error.

          (h) Interest Payment Dates; Interest and Fee Basis.  Interest accrued
              ----------------------------------------------
     on each Floating Rate Advance shall be payable on each Payment Date, commencing with the first such date to occur after the date hereof, on any date on which the Floating Rate Advance is paid, whether due to acceleration or otherwise, and at maturity. Interest accrued on that portion of the outstanding principal amount of any Floating Rate Advance converted into a Fixed Rate Syndicated Advance on a day other than a Payment Date shall be payable on the date of conversion. Interest accrued on each Fixed Rate Advance shall be payable on the last day of its applicable Interest Period, on any date on which the Fixed Rate Advance is paid, whether by acceleration or otherwise, and at maturity. Interest accrued on each Fixed Rate Advance having an Interest Period longer than three months shall also be payable on the last day of each three-month interval during such Interest Period. Interest on Advances and facility fees shall be calculated for actual days elapsed on the basis of a 360-day year. Interest shall be payable for the day an Advance is made but not for the day of any payment on the amount paid if payment is received prior to noon (local time) at the place of payment. If any payment of principal of or interest on an Advance shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and, in the case of a principal payment, such extension of time shall be included in computing interest in connection with such payment.

          (i) Notification of Advances, Interest Rates, Prepayments and
              ---------------------------------------------------------
     Commitment Reductions.  Promptly after receipt thereof, the Administrative
     ---------------------
     Agent will notify each Lender of the contents of each Aggregate Commitment reduction notice, Syndicated Borrowing Notice, Competitive Bid Borrowing Notice, Conversion/Continuation Notice and repayment notice received by it hereunder. The Administrative Agent will notify each Lender of the interest rate applicable to each Fixed Rate Advance promptly upon determination of such interest rate and will give each Lender prompt notice of each change in the Alternate Base Rate.

          (j) Lending Installations.  Subject to Section 2.11, each of the
              ---------------------
     Lenders and Swing Line Lender may book its Loans at any Lending Installation selected by it and may change its Lending Installation from time to time. All terms of this Agreement shall apply to any such Lending Installation and the Notes shall be deemed held by each Lender and Swing Line Lender for the benefit of such Lending Installation. Each Lender and Swing Line Lender may, by written or telex notice to the Administrative Agent and the Borrower, designate a Lending Installation through which Loans will be made by it and for whose account Loan payments are to be made.

          (k) Non-Receipt of Funds by the Administrative Agent.  Unless the
              ------------------------------------------------
     Borrower or a Lender, as the case may be, notifies the Administrative Agent prior to the date on which it is scheduled to make payment to the Administrative Agent of (i) in the case of a Lender, the proceeds of a Loan or (ii) in the case of the Borrower, a payment of principal, interest or fees to the Administrative Agent for the account of the Lenders or the Swing Line Lender, that it does not intend to make such payment, the Administrative Agent may assume that such payment has been made. The Administrative Agent may, but shall not be obligated to, make the amount of such payment available to the intended recipient in reliance upon such assumption. If such Lender or the Borrower, as the case may be, has not in fact made such payment to the Administrative Agent, the recipient of such payment shall, on demand by the Administrative Agent, repay to the Administrative Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Administrative Agent until the date the Administrative Agent recovers such amount at a rate per annum equal to (i) in the case of repayment by a Lender or the Swing Line Lender, the Federal Funds Effective Rate for such day or (ii) in the case of repayment by the Borrower, the interest rate applicable to the relevant Loan.

     SECTION 2.07.  Yield Protection.  If any law or any governmental or quasi-
                     ----------------
governmental rule, regulation, policy, guideline or directive (whether or not having the force of law), or any interpretation thereof, or the compliance of any Lender or the Swing Line Lender therewith,

     (i) subjects any Lender or the Swing Line Lender or any applicable Lending Installation to any tax, duty, charge or withholding on or from payments due from the Borrower (excluding taxation of the overall net income of such Lender or the Swing Line Lender or applicable Lending Installation imposed by the jurisdiction or taxing authority in which its principal executive office or Lending Installation is located), or changes the basis of taxation of payments to any Lender or the Swing Line Lender in respect of its Loans or other amounts due it hereunder, or

     (ii) imposes or increases or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or the Swing Line Lender or any applicable Lending Installation (other than reserves and assessments taken into account in determining the interest rate applicable to Fixed Rate Advances), or

     (iii) imposes any other condition the result of which is to increase the cost to any Lender or the Swing Line Lender or any applicable Lending Installation of making, funding or maintaining its Loans or reduces any amount receivable by any Lender or the Swing Line Lender or any applicable Lending Installation in connection with its Loans, or requires any Lender or the Swing Line Lender or any applicable Lending Installation to make any payment calculated by reference to the amount of Loans held or interest received by it, by an amount deemed material by it, then, within 15 days of demand by such Lender or the Swing Line Lender, the Borrower shall pay that portion of such increased expense incurred or reduction in an amount received which such Lender or the Swing Line Lender determines is attributable to making, funding and maintaining its Loans and its Commitment.

     SECTION 2.08.  Changes in Capital Adequacy Regulations.  If a Lender or the
                    ---------------------------------------
Swing Line Lender determines the amount of capital required or expected to be maintained by it, its Lending Installation or any corporation controlling it is increased as a result of a Change, then, within 15 days of demand by such Lender or the Swing Line Lender, the Borrower shall pay such Lender or the Swing Line Lender the amount necessary to compensate for any shortfall in the rate of return on the portion of such increased capital which such Lender or the Swing Line Lender determines is attributable to this Agreement, its Loans or its obligation to make Loans hereunder (after taking into account its then-existing policies as to capital adequacy applicable to comparable credit facilities generally). "Change" means (i) any change after the date of this Agreement in the Risk-Based Capital Guidelines or (ii) any adoption of or change in any other law, governmental or quasi-governmental rule, regulation, policy, guideline, interpretation, or directive (whether or not having the force of law) after the date of this Agreement which affects the amount of capital required or expected to be maintained by any Lender or the Swing Line Lender or any Lending Installation or any corporation controlling it. "Risk-Based Capital Guidelines" means (i) the risk-based capital guidelines in effect in the United States on the date of this Agreement, including transition rules, and (ii) the corresponding capital regulations promulgated by regulatory authorities outside the United States implementing the July 1988 report of the Basle Committee on Banking Regulation and Supervisory Practices Entitled "International Convergence of Capital Measurements and Capital Standards," including transition rules, and any amendments to such regulations adopted prior to the date of this Agreement.

     SECTION 2.09.  Availability of Types of Advances.  If any Lender determines
                    ---------------------------------
that maintenance of its Eurodollar Syndicated Loans or Eurodollar Bid Rate Loans at a suitable Lending Installation would violate any applicable law, rule, regulation, or directive, whether or not having the force of law, or if the Required Lenders determine that (i) deposits of a type and maturity appropriate to match fund Fixed Rate Advances (other than Absolute Rate Advances) are not available or (ii) the interest rate applicable to a Type of Syndicated Advance does not accurately reflect the cost of making or maintaining such Syndicated Advance, then the Administrative Agent shall suspend the availability of the affected Type of Advance or Syndicated Advance, as the case may be, and require any Fixed Rate Advances of the affected Type to be repaid or, in the case of a Fixed Rate Syndicated Advance, promptly converted into an unaffected Type of Syndicated Advance.

     SECTION 2.10. Funding Indemnification.  If any payment of a Fixed Rate
                   -----------------------
Advance occurs on a date which is not the last day of the applicable Interest Period, whether because of acceleration, prepayment or otherwise, or a Fixed Rate Advance is not made on the date specified by the Borrower for any reason other than default by the Lenders, the Borrower will indemnify each Lender for any loss or cost incurred by it resulting therefrom, including, without limitation, any lost profits and any loss or cost in liquidating or employing deposits acquired to fund or maintain the Fixed Rate Advance.

     SECTION 2.11. Lending Installation; Lender Statements; Survival of
                   ----------------------------------------------------
Indemnity. To the extent reasonably possible, each Lender and the Swing Line
---------
Lender shall designate an alternate Lending Installation with respect to its Fixed Rate Loans to reduce any liability of the Borrower to it under Sections
2.07 and 2.08 or to avoid the unavailability of a Type of Advance under Section 2.09, so long as such designation is not disadvantageous to it in its reasonable judgment. Each Lender and the Swing Line Lender shall deliver a written statement to the Borrower (with a copy to the Administrative Agent) as to the amount due, if any, under Section 2.07, 2.08, or 2.10. Such written statement shall set forth in reasonable detail the calculations upon which it determined such amount and shall be conclusive in the absence of manifest error. Determination of amounts payable under such Sections in connection with a Fixed Rate Loan shall be calculated as though such Lender or the Swing Line Lender funded its Fixed Rate Loan through the purchase of a deposit of the type and maturity corresponding to the deposit used as a reference in determining the Fixed Rate applicable to such Loan, whether in fact that is the case or not. Unless otherwise provided herein, the amount specified in the written statement of any such Lender or the Swing Line Lender shall be payable on demand after receipt by the Borrower of such written statement. The obligations of the Borrower under Sections 2.07, 2.08, and 2.10 shall survive payment of the Obligations and termination of this Agreement.

     SECTION 2.12.  Withholding Tax Exemption.
                    -------------------------

          (a) Prior to or simultaneously with becoming a "Lender" or a "Swing Line Lender" for purposes of this Agreement, each Lender or Swing Line Lender that is not incorporated under the laws of the United States of America, or a state thereof, agrees that it will deliver to each of the Borrower and the Administrative Agent two duly completed copies of United States Internal Revenue Service Form 1001 or 4224, certifying in either case that such Lender or the Swing Line Lender is entitled to receive payments under this Agreement and the Notes without deduction or withholding of any United States federal income taxes. Each such Lender or the Swing Line Lender which so delivers a Form 1001 or 4224 further undertakes to deliver to each of the Borrower and the Administrative Agent two additional copies of such form (or a successor form) on or before the date that such form expires (currently, three successive calendar years for Form 1001 and one calendar year for Form 4224) or becomes obsolete or after the occurrence of any event requiring a change in the most recent forms so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Borrower or the Administrative Agent, in each case certifying that such Lender or the Swing Line Lender is entitled to receive payments under this Agreement and the Notes without deduction or withholding of any United States federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent it from duly completing and delivering any such form with respect to it and such Lender or the Swing Line Lender advises the Borrower and the Administrative Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax.

          (b) If any Lender organized in a jurisdiction outside the United States of America issues a public announcement with respect to the closing of its lending offices in the United States such that any withholdings or deductions and additional payments with respect to Taxes may be required to be made by the Borrower thereafter pursuant to the terms of this Agreement, such Lender shall furnish to the Borrower notice thereof as soon as practicable thereafter.

     SECTION 2.13.  Designated Senior Indebtedness.  All Obligations of the
                    ------------------------------
Borrower to the Administrative Agent, the Lenders, and the Swing Line Lender under this Agreement, the Notes, and the other Loan Documents are hereby designated by the Borrower as, and shall constitute, "Designated Senior Indebtedness" as defined in and for all purposes under the Indenture.


ARTICLE III

                           CONDITIONS TO BORROWINGS

     SECTION 3.01.  Conditions to First Borrowing.  The obligation of each
                    -----------------------------
Lender and the Swing Line Lender to make a Loan on the occasion of the first Borrowing is subject to the satisfaction of the conditions set forth in Section
3.02 and receipt by the Administrative Agent and the Documentation Agent of the following (in sufficient number of counterparts (except as to the Notes)) for delivery of a counterpart to each Lender and the Swing Line Lender and retention of one counterpart by each of the Administrative Agent and the Documentation Agent):

          (a) from each of the Lenders of either (i) a duly executed counterpart of each of the Loan Documents signed by such party or (ii) a facsimile transmission of the duly executed counterpart of each such Loan Document together with a confirmation that such original counterpart is being sent to the Administrative Agent;

          (b) a duly executed Syndicated Note and Competitive Bid Note for the account of each Lender, and a duly executed Swing Line Note for the account of the Swing Line Lender;

          (c) the duly executed Subsidiary Guarantee;

          (d) the duly executed Contribution Agreement;

          (e) the opinions of (i) Michael Ingram, general counsel of the Borrower and the Subsidiary Guarantors, and (ii) Alston & Bird, special counsel for the Borrower and the Subsidiary Guarantors, in each case dated as of the date hereof, substantially in the forms of Exhibit "H-1" and "H-
                                                          -------------     --
     2", respectively, and covering such additional matters relating to the
     --
     transactions contemplated hereby as the Administrative Agent or any Lender may reasonably request;

          (f) a certificate, dated as of the date hereof, signed on behalf of the Borrower by its principal financial officer, to the effect that (i) no Default or Event of Default has occurred and is continuing on such date and
     (ii) the representations and warranties of the  Borrower contained in
     Article IV are true on and as of such date;

          (g) all documents which the Administrative Agent or any Lender may reasonably request relating to the existence of the Borrower and each Subsidiary Guarantor, the authority for and the validity of this Agreement, the Notes, the Guaranty, and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent, including, without limitation, a certificate of the Borrower and each Subsidiary Guarantor signed by the Secretary or an Assistant Secretary of such Person, certifying as to the names, true signatures and incumbency of the officer or officers of such Person authorized to execute and deliver the Loan Documents, and certified copies of the following items: (i) the certificate of incorporation of the Borrower and the certificate or articles of incorporation of each of the Subsidiary Guarantors that is a corporation,
     (ii) the articles of organization of GPS and each of the Subsidiary Guarantors that is a limited liability company, (iii) the partnership agreement of each of the Subsidiary Guarantors that is a partnership, (iv) the by-laws of the Borrower and each of the Subsidiary Guarantors that is a corporation, (v) the LLC Operating Agreement and each operating or management agreement of a Subsidiary Guarantor that is a limited liability company, (vi) a certificate of the Secretary of State of the jurisdiction of organization of the Borrower and the Subsidiary Guarantors as to the good standing of the Borrower and Subsidiary Guarantors in such jurisdiction and, as to the Borrower and each of the Subsidiary Guarantors doing business in Georgia, a certificate of the Secretary of State of Georgia as to its good standing in such jurisdiction, and (vii) the action taken by the respective boards of directors of the Borrower and the Subsidiary Guarantors authorizing the execution, delivery and performance of this Agreement, the Notes and the other Loan Documents to which they are parties;

          (h) the written agreements of the parties to the NDC Credit Agreement and GPS Credit Agreement confirming the termination of such Credit Agreements and all commitments thereunder, and the payment by the Borrower and GPS of all amounts owing thereunder;

          (i) written money transfer instructions, in substantially the form of

     Exhibit "G" hereto, addressed to the Administrative Agent and signed by an
     -----------
     Authorized Officer of the Borrower, together with such other related money transfer authorizations as the Administrative Agent may have reasonably requested;

          (j) a copy of the Borrower's and each of its Subsidiaries' cash investments policy as formally approved by its Board of Directors as in effect on the Closing Date;

          (k) an opinion of King & Spalding, special counsel for the Administrative Agent, addressed to the Administrative Agent and the Lenders and dated the date hereof, as to the enforceability of the Loan Documents and covering such additional matters relating to the Loan Documents as the Administrative Agent or any Lender may reasonably request; and

          (l)  a Notice of Borrowing.

     SECTION 3.02.  Conditions to All Borrowings.  The obligation of each
                    ----------------------------
Lender and the Swing Line Lender to make a Loan on the occasion of each Borrowing is subject to the satisfaction of the following conditions:

          (a) receipt by the Administrative Agent of a Notice of Borrowing;

          (b) the fact that, immediately after such Borrowing, no Default or Event of Default shall have occurred and be continuing;

          (c) the fact that the representations and warranties of the Borrower contained in Article IV of this Agreement shall be true on and as of the date of such Borrowing except for changes expressly permitted herein and except to the extent that such representations and warranties relate solely to an earlier date; and

          (d) the fact that, immediately after such Borrowing (i) the aggregate outstanding principal amount of the Loans of each Lender and the Swing Line Lender will not exceed the amount of its Commitment, except where such excess amount results from such Lender's having made one or more Competitive Bid Loans, and (ii) the aggregate outstanding principal amount of all Loans of all Lenders and the Swing Line Lender will not exceed the amount of the Aggregate Commitment.

Each Borrowing hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing as to the facts specified in paragraphs (b), (c) and (d) of this Section.

ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES

     On the Closing Date, and at such other times as specified in Section 3.02, the Borrower represents and warrants that:

     SECTION 4.01.  Existence and Power.  The Borrower (i) is duly organized,
                    -------------------
validly existing and in good standing under the laws of its jurisdiction of organization, (ii) is duly qualified to transact business in every jurisdiction set forth on Schedule 4.01, and the failure of the Borrower to be so qualified
             -------------
in any other jurisdiction could not reasonably be expected to have or cause a Material Adverse Effect, and (iii) has all powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, except where the failure to have any such licenses, authorizations, consents and approvals could not reasonably be expected to have or cause a Material Adverse Effect.

     SECTION 4.02.  Organizational and Governmental Authorization; No
                    -------------------------------------------------
Contravention.   The execution, delivery and performance by the Borrower of
-------------
this Agreement, the Notes and the other Loan Documents (i) are within the Borrower's powers as a corporation or limited liability company, as the case may be, (ii) have been duly authorized by all necessary organizational action, (iii) require no action by or in respect of or filing with, any governmental body, agency or official, (iv) do not contravene, or constitute a default under, any provision of applicable law or regulation or of the Borrower's organizational documents or of any material agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or any of its Subsidiaries, and (v) do not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.

     SECTION 4.03.  Binding Effect.  This Agreement constitutes a valid and
                    --------------
binding agreement of the Borrower enforceable in accordance with its terms, and the Notes and the other Loan Documents to which the Borrower or any Subsidiary is a party, when executed and delivered in accordance with this Agreement, will constitute valid and binding obligations of the Borrower or such Subsidiary, as the case may be, enforceable in accordance with their respective terms, provided
                                                                        --------
that the enforceability hereof and thereof is subject in each case to general principles of equity and to bankruptcy, insolvency, fraudulent transfer, and similar laws affecting the enforcement of creditors' rights generally.

     SECTION 4.04.  Financial Information.
                    ---------------------

          (a) The Borrower has heretofore furnished to the Lenders true and correct copies of the financial statements and related documents described in Section 5.01(a) for the Fiscal Year ending May 31, 1997 (collectively, the "1997 Annual Financial Statements"). The 1997 Annual Financial
          --------------------------------
     Statements fairly present in all material respects and in accordance with GAAP the financial position of the respective entities covered by such 1997 Annual Financial Statements and the results of operations and cash flows for such entities for the Fiscal Year then ended.

          (b) The Borrower has heretofore furnished to the Lenders true and correct copies of the financial statements and related documents described in Section 5.01(b) for the Fiscal Quarter ending August 31, 1997 (collectively, the "1998 First Quarter Financial Statements"). The 1998
                         ---------------------------------------
     First Quarter Financial Statements fairly present in all material respects and in accordance with GAAP (subject to normal year-end adjustments) the financial position of the respective entities covered by such 1998 First Quarter Financial Statements and the results of operations and cash flows for such entities for the Fiscal Quarter then ended.

          (c) Since August 31, 1997, there have been no events, acts, conditions or occurrences, singly or in the aggregate, having or reasonably expected to have or cause a Material Adverse Effect, other than the Special Charges, which the Lenders agree shall not be deemed to constitute a Material Adverse Effect.

     SECTION 4.05.  No Litigation, Contingent Liabilities.  There is no
                    -------------------------------------
action, suit or proceeding pending, or to the knowledge of the Borrower threatened, against or affecting the Borrower or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official which could reasonably be expected to have or cause a Material Adverse Effect. Neither the Borrower nor any of its Subsidiaries has any material Contingent Obligations not provided for or disclosed in the financial statements referred to in Section 4.04(a) or delivered to the Lenders pursuant to Section 5.01.

     SECTION 4.06.  Compliance with ERISA.
                    ---------------------

          (a) The Borrower and each member of the Controlled Group have fulfilled their obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and are in compliance in all material respects with the presently applicable provisions of ERISA and the Code, and have not incurred any liability to the PBGC under Title IV of ERISA.

          (b) Neither the Borrower nor any member of the Controlled Group is or ever has been obligated to contribute to any Multiemployer Plan.

     SECTION 4.07.  Compliance with Laws; Taxes.  The Borrower and its
                    ---------------------------
Subsidiaries are in compliance with all applicable laws, regulations and similar requirements of governmental authorities, except where such compliance is being contested in good faith through appropriate proceedings. There have been filed on behalf of the Borrower and its Subsidiaries all Federal, state and local income, excise, property and other tax returns which are required to be filed by them and all taxes due pursuant to such returns or pursuant to any assessment received by or on behalf of the Borrower or any Subsidiary have been paid or contested as permitted by Section 5.06. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Borrower, adequate.

     SECTION 4.08.  Subsidiaries.  Each of the Subsidiaries, if any, listed on
                    ------------
Schedule 4.08 is a corporation (or a limited liability company or partnership)
-------------
duly organized, validly existing and in good standing under the laws of the jurisdiction where it was created and organized, is qualified to transact business in every jurisdiction where the failure of any such Subsidiary to be so qualified in any other jurisdictions could reasonably be expected to have or cause a Material Adverse Effect, and has all powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, except where the failure to have any such licenses, authorizations, consents and approvals could not reasonably be expected to have or cause a Material Adverse Effect. The Borrower has no Subsidiaries except for those Subsidiaries listed on Schedule 4.08, as the same may be supplemented from
                             -------------
time to time in writing by the Borrower, which accurately sets forth their respective jurisdictions of creation.

     SECTION 4.09.  Not an Investment Company.  Neither the Borrower nor any
                    -------------------------
Subsidiary is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     SECTION 4.10.  Ownership of Property; Liens.  The Borrower and its
                    ----------------------------
Subsidiaries have title to its properties sufficient for the conduct of its business, and none of such property is subject to any Lien except as permitted in Section 6.08.

     SECTION 4.11.  No Default.  Neither the Borrower nor any of its
                    ----------
Subsidiaries is in default under or with respect to any agreement, instrument or undertaking to which it is a party (including, without limitation, the Subsidiary Guarantee) or by which it or any of its property is bound which could reasonably be expected to have or cause a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

     SECTION 4.12.  Full Disclosure.  All (i) information, whether written or
                    ---------------
oral, heretofore furnished by any officer of the Borrower, and (ii) written information heretofore furnished by any of the other employees of the Borrower, to the Administrative Agent or any Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby (excluding any superseded information corrected or updated by delivery to the Administrative Agent, prior to the Closing Date, of corrected, updated or restated information) is, and all such information hereafter furnished by such representatives of the Borrower to the Administrative Agent or any Lender will be, true, accurate and complete in every material respect or based on reasonable estimates on the date as of which such information is stated or certified. The Borrower has disclosed to the Lenders in writing any and all facts known to the Borrower, after due inquiry, which could reasonably be expected to have or cause a Material Adverse Effect.

     SECTION 4.13.  Environmental Matters.
                    ---------------------

          (a) Neither the Borrower nor any of its Subsidiaries is subject to any Environmental Liability which could reasonably be expected to have or cause a Material Adverse Effect and, to the best of the Borrower's knowledge, neither the Borrower nor any of its Subsidiaries has been designated as a potentially responsible party under CERCLA or under any state statute similar to CERCLA. To the best of the Borrower's knowledge, none of the Properties has been identified on any current or proposed (i) National Priorities List under 40 C.F.R. (S) 300, (ii) CERCLIS list or (iii) any list arising from a state statute similar to CERCLA.

          (b) No Hazardous Materials are being, and, to the best of the Borrower's knowledge, have been, used, produced, manufactured, processed, treated, recycled, generated, stored, disposed of, managed or otherwise handled at, or shipped or transported to or from the Properties or are otherwise present at, on, in or under the Properties, or, to the best of the knowledge of the Borrower, without independent inquiry, at or from any adjacent site or facility, except for Hazardous Materials used, produced, manufactured, processed, treated, recycled, generated, stored, disposed of, managed, or otherwise handled in minimal amounts in the ordinary course of business in compliance in all material respects with all applicable Environmental Requirements.

          (c) The Borrower and its Subsidiaries are in compliance in all material respects with all Environmental Requirements in connection with the operation of the Properties and the Borrower's and its Subsidiary's respective businesses.

     SECTION 4.14.  Capital Stock.  All Capital Stock, debentures, bonds,
                    -------------
notes and all other securities and equity interests of the Borrower and its Subsidiaries presently issued and outstanding are validly and properly issued in accordance with all applicable laws, including but not limited to, the "Blue Sky" laws of all applicable states and the federal securities laws. The Capital Stock of the Borrower's Wholly Owned Subsidiaries is owned by the Borrower free and clear of any Lien or adverse claim. At least a majority of the Capital Stock of the Borrower's other Subsidiaries (other than Wholly Owned Subsidiaries) is owned by the Borrower free and clear of any Lien or adverse claim.

     SECTION 4.15.  Margin Stock.  Neither the Borrower nor any of its
                    ------------
Subsidiaries is engaged principally, or as one of its important activities, in the business of purchasing or carrying any Margin Stock, and no part of the proceeds of any Loan will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock, or be used for any purpose which violates, or which is inconsistent with, the provisions of Regulation U or Regulation X.

     SECTION 4.16.  Insolvency.  After giving effect to the execution and
                    ----------
delivery of the Loan Documents and the making of the Loans under this Agreement, the Borrower will not be

"insolvent," within the meaning of such term as used in O.C.G.A. (S) 18-2-22 or as defined in (S) 101 of Title 11 of the United States Code, as amended from time to time, or be unable to pay its debts generally as such debts become due, or have an unreasonably small capital to engage in any business or transaction, whether current or contemplated.

     SECTION 4.17.  LLC Status.  At all times prior to the LLC Conversion Date,
                    ----------
(i) GPS is and will be a validly existing limited liability company not subject to federal income tax at the entity level, (ii) no event described in Section
23.1 ("Dissolving Events") of the LLC Operating Agreement has occurred, and
(iii) no action has been taken by GPS or its members that would render inaccurate the matters stated in the preceding clauses (i) and (ii).

     SECTION 4.18.  Senior Debt.  All of the Obligations of the Borrower
                    -----------
constitute "Designated Senior Indebtedness" for purposes of the Indenture, and the Administrative Agent, the Lenders and the Swing Line Lender will have all rights and benefits of holders of senior indebtedness as provided therein.

     SECTION 4.19.  Asset Purchase and Contribution Agreement.  All material
                    -----------------------------------------
assets required to be contributed or sold to GPS by the Borrower or Mastercard International Incorporated pursuant to the terms of the Asset Purchase and Contribution Agreement have been received or purchased by GPS, and the conveyances and other transactions contemplated by the terms of the Asset Purchase and Contribution Agreement have been made and consummated in all material respects in accordance with the terms thereof. As of the Closing Date, there is no Indemnification Claim (as defined in the Asset Purchase and Contribution Agreement) pending against any party thereunder, and the Borrower has no knowledge of any such claim or potential claim that, if not promptly satisfied, could reasonably be expected to have or cause a Material Adverse Effect.


ARTICLE V

                             AFFIRMATIVE COVENANTS

     The Borrower agrees that, from and after the Closing Date and for so long as any Lender has any Commitment hereunder or any amount payable hereunder or under any Note remains unpaid:

     SECTION 5.01.  Information.  The Borrower will deliver to each of the
                    -----------
Lenders:

          (a) as soon as available and in any event within 95 days after the end of each Fiscal Year, Financial Statements (Annual) of (i) the Borrower and its Consolidated Subsidiaries on a consolidated basis, and (ii) GPS and its Consolidated Subsidiaries on a consolidated basis, all certified by Arthur Andersen LLP or other independent public accountants of nationally recognized standing, with such certification to be free of exceptions and qualifications not acceptable to the Required Lenders (provided, that delivery pursuant to paragraph (g) below of copies of the Annual Report on Form 10-K of the Borrower for such Fiscal Year filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 5.01(a) with respect to the Borrower);

          (b) as soon as available and in any event within 50 days after the end of each of the first three quarters of each Fiscal Year, Financial Statements (Quarterly) of (i) the Borrower and its Consolidated Subsidiaries on a consolidated basis, and (ii) GPS and its Consolidated Subsidiaries on a consolidated basis, all certified as to fairness of presentation in all material respects, generally accepted accounting principles and consistency by the chief financial officer or the chief accounting officer of the Borrower or GPS, as the case may be, (provided, that delivery pursuant to clause (g) below of copies of the Quarterly Report on Form 10-Q of the Borrower for such Fiscal Quarter filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 5.01(b) with respect to the Borrower);

          (c) simultaneously with the delivery of each set of financial statements referred to in paragraphs (a) and (b) above, a certificate, substantially in the form of Exhibit F (a "Compliance Certificate"), of the
                                  ---------
     chief financial officer or the chief accounting officer of the Borrower (i) setting forth in reasonable detail the calculations required to establish compliance with the requirements of Sections 5.03 and 6.01 through 6.09 inclusive, on the date of such financial statements and (ii) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

          (d) within five Business Days after the delivery of each set of annual financial statements referred to in paragraph (a) above, a statement of the firm of independent public accountants which reported on such statements to the effect that nothing has come to their attention in the course of their audit to cause them to believe that any Default existed on the date of such financial statements;

          (e) within five Business Days after the chief executive officer, chief financial officer, chief accounting officer, controller or chief legal officer of the Borrower (or any other individual having similar duties and responsibilities as any of the foregoing although not having the same title) becomes aware of the occurrence of any Default (including, without limitation, the occurrence of a "Change in Control" or "Event of Default" as defined in and under the Indenture), a certificate of the chief financial officer or the chief accounting officer or such other Person of the Borrower setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

          (f) promptly upon the mailing thereof to the shareholders of the Borrower or the members or shareholders of GPS generally, copies of all financial statements, reports and proxy statements so mailed;

          (g) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and annual, quarterly or monthly reports which the Borrower shall have filed with the Securities and Exchange Commission;

          (h) if and when the Borrower or any member of the Controlled Group (i) gives or is required to give notice to the PBGC of any Reportable Event with respect to any Plan which might reasonably be expected to constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such Reportable Event, a copy of the notice of such Reportable Event given or required to be given to the PBGC, (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA, a copy of such notice, or (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate or appoint a trustee to administer any Plan, a copy of such notice, in each case where such Reportable Event, withdrawal liability, termination or appointment could reasonably be expected to have or cause a Material Adverse Effect,

          (i) from time to time such additional information regarding the financial position or business of the Borrower and its Subsidiaries as the Administrative Agent, at the request of any Lender, may reasonably request;

          (j) copies of the Borrower's and each of its Operating Subsidiaries' investment policy formally approved by its respective Board of Directors as of the Closing Date and within 14 Business Days of any subsequent change therein;

          (k) promptly upon the receipt thereof, a copy of any management letter or management report prepared by the Borrower's independent certified public accountants in conjunction with the financial statements described in Section 5.01(a); and

          (l) within five Business Days after the chief executive officer, chief financial officer, chief accounting officer, controller or chief legal officer of the Borrower (or any other individual having similar duties and responsibilities as any of the foregoing although not having the same title) becomes aware of any pending or overtly threatened litigation or other legal proceedings, or any cancellation or termination of any material agreement or receipt or sending of written notice of default or intended cancellation or termination in respect thereof, or the occurrence of any other event or condition that, in any such case, could reasonably be expected to have a Material Adverse Effect.

     SECTION 5.02.  Inspection of Property, Books and Records.  The Borrower
                    -----------------------------------------
will (i) keep, and cause each of its Subsidiaries to keep, proper books of record and account in which full, true and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities; and (ii) permit, and cause each of its Subsidiaries to permit, representatives of any Lender, after notice to an officer of the Borrower or Subsidiary, at such Lender's expense during any period in which a Default or Event of Default is not in existence and at the Borrower's expense during any period in which a Default or Event of Default is in existence, to visit (which date of visit shall be two (2) Business Days after the date such request is made or any earlier date as may be mutually agreed by the Borrower and such Lender) and inspect any of their respective properties, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants. The Borrower agrees to cooperate and assist in such visits and inspections, in each case at such reasonable times and as often as may reasonably be desired. Notwithstanding the foregoing, during any period in which a Default or Event of Default is not in existence, no Lender may engage in (i) more than two inspections per Fiscal Year or (ii) discussions with the Borrower's independent public accountants, unless the Borrower shall have otherwise consented to same.

     SECTION 5.03.    Additional Subsidiary Guarantors.
                      --------------------------------

          (a) If any Operating Subsidiary of the Borrower (but excluding any Operating Subsidiary that is a member of the GPS Group), whether now existing or hereafter organized or acquired, has consolidated revenue in any Fiscal Quarter that exceeds the Single Subsidiary Threshold, then the Borrower shall cause such Operating Subsidiary to become an additional Subsidiary Guarantor, as provided in this Section 5.03, within 30 days after delivery of the Financial Statements (Annual) or Financial Statements (Quarterly), as the case may be, with respect to such Fiscal Quarter; provided, however, that in those instances where as a result of an
     --------- -------
     Acquisition, or as a result of the sale, contribution, or other transfer of assets to a Subsidiary of the Borrower (other than a member of the GPS Group), the consolidated revenue of the resulting Operating Subsidiary is projected (on a pro forma basis) by the Borrower to exceed the Single Subsidiary Threshold during the current or the immediately succeeding Fiscal Quarter of the Borrower, and such Operating Subsidiary is not then a Subsidiary Guarantor, the Borrower shall cause such Operating Subsidiary to become an additional Subsidiary Guarantor, as provided in this Section 5.03, within thirty (30) days after the date of such Acquisition, sale, contribution or other transfer of assets.

          (b) If for any Fiscal Quarter of the Borrower, the aggregate revenue (on a non-consolidated basis) of the Borrower and those Operating Subsidiaries that are then Subsidiary Guarantors are less than the Aggregate Subsidiary Threshold, then the Borrower shall cause one or more other Operating Subsidiaries to become additional Subsidiary Guarantors, as provided in this Section 5.03, within 30 days after delivery of the Financial Statements (Annual) or Financial Statements (Quarterly), as the case may be, with respect to such Fiscal Quarter, so that after including the revenue of such additional Subsidiary Guarantor(s), the aggregate revenue (on a non-consolidated basis) of the Borrower and all Subsidiary Guarantors would equal or exceed the Aggregate Subsidiary Threshold for such Fiscal Quarter; provided, however, that in those instances where as a
                          --------- -------
     result of an Acquisition, or as a result of the sale, contribution, or other transfer of assets to a Subsidiary of the Borrower (other than a member of the GPS Group), or as a result of the sale or other disposition of assets by the Borrower or any Subsidiary (including the sale or other disposition of the capital stock of any Subsidiary, other than a Subsidiary of the GPS Group), the aggregate revenue (on a non-consolidated basis) of the Borrower and those Operating Subsidiaries that are then Subsidiary Guarantors are projected (on a pro forma basis) by the Borrower to be less than the Aggregate Subsidiary Threshold during the current or the immediately succeeding Fiscal Quarter of the Borrower, then the Borrower shall cause one or more other Operating Subsidiaries to become additional Subsidiary Guarantors, as provided in this Section 5.03, within thirty (30) days after the date of such Acquisition, sale, contribution or other transfer or disposition, so that after including the revenue of such additional Subsidiary Guarantor(s), the aggregate revenue (on a non-consolidated basis) of the Borrower and all Subsidiary Guarantors for such Fiscal Quarter would equal or exceed the Aggregate Subsidiary Threshold.

          (c) The Borrower may elect at any time to have an Operating Subsidiary become an additional Subsidiary Guarantor as provided in this Section 5.03.

          (d) Upon the occurrence and during the continuation of any Event of Default, if the Required Lenders so direct, the Borrower shall cause all of its Operating Subsidiaries (excluding Operating Subsidiaries that are members of the GPS Group) to become additional Subsidiary Guarantors, as provided in this Section 5.03, within 30 days after the Borrower's receipt of written confirmation of such direction from the Administrative Agent.

          (e) An Operating Subsidiary shall become an additional Subsidiary Guarantor by executing and delivering to the Administrative Agent a Subsidiary Guarantee Supplement and a Contribution Agreement Supplement, accompanied by (i) all other Loan Documents related thereto, and (ii) such other documents as the Administrative Agent may reasonably request (including, without limitation, certified copies of certificates or articles of incorporation or organization, by-laws, membership operating agreements, and other organizational documents, appropriate authorizing resolutions of the board of directors of such Operating Subsidiaries, and opinions of counsel comparable to those delivered pursuant to Section 3.01(e)). No Operating Subsidiary that becomes a Subsidiary Guarantor shall thereafter cease to be a Subsidiary Guarantor or be entitled to be released or discharged from its obligations under the Subsidiary Guarantee or Contribution Agreement.

     SECTION 5.04.  Maintenance of Existence.  The Borrower shall at all times
                    ------------------------
maintain its existence as a corporation in the jurisdiction of its incorporation. At all times prior to the LLC Conversion Date, the Borrower shall cause GPS to maintain its existence as a limited liability company not subject to federal income tax, and at all times thereafter as a corporation in the jurisdiction of its incorporation. The Borrower shall cause each of its Operating Subsidiaries to maintain its legal existence, and carry on its business in substantially the same industry as such business shall be carried on the date of the first Borrowing hereunder; provided, that (i) the Borrower may
                                           --------
dissolve Subsidiaries from time to time if (x) the Board of Directors of the Borrower has determined that such dissolution is desirable, and (y) such dissolution could not reasonably be expected to have or cause a Material Adverse Effect, (ii) the Borrower or any Subsidiary may eliminate or discontinue a business line pursuant to Section 6.09(a), and (iii) the Borrower or any Subsidiary may carry on additional lines of business of an immaterial nature in an industry different from the industry in which their respective business shall be carried on the date of the first Borrowing hereunder.

     SECTION 5.05.  Use of Proceeds.  The proceeds of the Loans may be used for
                    ---------------
working capital and other general corporate purposes, in each case to the extent not otherwise prohibited herein (including, without limitation, pursuant to Section 6.06(b)). No portion of the proceeds of the Loans will be used by the Borrower (i) in connection with any hostile tender offer for, or other hostile acquisition of, stock (or in the case of a limited liability company, the members' equivalent equity interest) of any corporation or limited liability company with a view towards obtaining control of such other corporation or limited liability company, (ii) directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any Margin Stock, or (iii) for any purpose in violation of any applicable law or regulation.

     SECTION 5.06.  Compliance with Laws; Payment of Taxes.  The Borrower will,
                    --------------------------------------
and will cause each of its Subsidiaries and each member of the Controlled Group to, comply in all material respects with applicable laws (including but not limited to ERISA), regulations and similar requirements of governmental authorities (including but not limited to PBGC), except where the necessity of such compliance is being contested in good faith through appropriate proceedings. The Borrower will, and will cause each of its Subsidiaries to, pay, prior to the accrual of any penalty in respect thereof, all taxes, assessments, governmental charges, claims for labor, supplies, rent and other obligations which, if unpaid, might become a Lien against the property of the Borrower or any Subsidiary, except liabilities being contested in good faith and against which, if reasonably requested by the Administrative Agent, the Borrower will set up reserves in accordance with GAAP.

     SECTION 5.07.  Insurance.  The Borrower will maintain, and will cause each
                    ---------
of its Subsidiaries to maintain (either in the name of the Borrower or in such Subsidiary's own name), with financially sound and reputable insurance companies, insurance on all its property in at least such amounts and against at least such risks as are usually insured against in the same general area by companies of established repute engaged in the same or similar business.

     SECTION 5.08.  Maintenance of Property.  The Borrower shall, and shall
                    -----------------------
cause each of its Subsidiaries to, maintain all of its properties and assets in good condition, repair and working order, ordinary wear and tear excepted.

     SECTION 5.09.  Environmental Notices.  Upon obtaining knowledge thereof,
                    ---------------------
the Borrower shall furnish to the Lenders and the Administrative Agent prompt written notice of all Environmental Liabilities, pending, threatened or anticipated Environmental Proceedings, Environmental Notices, Environmental Judgments and Orders, and Environmental Releases at, on, in, under or in any way affecting the Properties or any adjacent property, and all facts, events, or conditions that could lead to any of the foregoing if any of the foregoing could reasonably be expected to have or cause a Material Adverse Effect; provided, that should the Borrower or any of its Subsidiaries receive any written notice with respect to any of the foregoing, then the Borrower shall provide the Lenders and the Administrative Agent with a copy of same, regardless of whether the facts, events or conditions described therein might have or cause a Material Adverse Effect.

     SECTION 5.10.  Environmental Release.  The Borrower agrees that upon the
                    ---------------------
occurrence of an Environmental Release it will act promptly to investigate the extent of, and to take appropriate remedial action to remedy, such Environmental Release, to the extent required by any applicable Environmental Requirement or any Environmental Judgment and Order, unless the Borrower is contesting such action in good faith through appropriate proceedings.


ARTICLE VI

                              NEGATIVE COVENANTS

     The Borrower agrees that, from and after the date of this Agreement and for so long as any Lender has any Commitment hereunder or any amount payable hereunder or under any Note remains unpaid:

     SECTION 6.01.  Ratio of Consolidated Funded Debt to Consolidated Cash Flow.
                    -----------------------------------------------------------
The Funded Debt to Cash Flow Ratio at the end of each Fiscal Quarter shall not be greater than 4.0 to 1.0 for the Fiscal Quarter just ended and the immediately preceding three Fiscal Quarters.

     SECTION 6.02.  Minimum Consolidated Net Worth.  Consolidated Net Worth, as
                    ------------------------------
at the end of each Fiscal Quarter, will not be less than the sum of (i) $250,000,000 less the Special Charges, plus (ii) 50% of cumulative Consolidated
                                       ----
Net Income after May 31, 1997 (taken as one accounting period), calculated quarterly at the end of each Fiscal Quarter, but excluding from such calculations of Consolidated Net Income for purposes of this clause (i), any Fiscal Quarter in which the Consolidated Net Income of the Borrower and its Consolidated Subsidiaries is negative, plus (iii) 100% of the cumulative Net
                                       ----
Proceeds of Capital Stock received or deemed received during any period after the Closing Date, calculated quarterly at the end of each Fiscal

Quarter, plus (iv) 100% of the increase to Consolidated Net Worth resulting from
         ----
the conversion of Debt into equity interests.

     SECTION 6.03.  Fixed Charge Coverage.  The ratio of (A) Income Available
                    ---------------------
for Fixed Charges to (B) Consolidated Fixed Charges as at the end of each Fiscal Quarter shall not be less than or equal to 3.0 to 1.0 for the Fiscal Quarter just ended and the immediately preceding three Fiscal Quarters.

     SECTION 6.04.  Restricted Payments.  The Borrower will not declare or make
                    -------------------
any Restricted Payment if, after giving effect thereto, (i) the aggregate of all Restricted Payments declared or made during any Fiscal Year exceeds $20,000,000, or (ii) any Default shall be in existence (which has not been specifically waived in writing pursuant to Section 9.06) either immediately preceding or succeeding the making or declaration of any such Restricted Payment.

     SECTION 6.05.  Loans or Advances.  Neither the Borrower nor any of its
                    -----------------
Subsidiaries shall make loans or advances to any Person except: (i) loans or advances (other than travel advances described in clause (v) below) to employees not exceeding $1,000,000 in aggregate principal amount (in the case of the NDC Group) or $500,000 in aggregate principal amount (in the case of the GPS Group), in each case made in the ordinary course of business and consistent with practices existing on the Closing Date, (ii) deposits required by government agencies or public utilities, (iii) loans or advances by the Borrower to its Operating Subsidiaries (which shall not include GPS or Subsidiaries of GPS) or by such Operating Subsidiaries to the Borrower, (iv) loans or advances by GPS to its Operating Subsidiaries or by such Operating Subsidiaries to GPS, (v) travel advances to employees not exceeding $500,000 in the aggregate principal amount outstanding at any time for each of the NDC Group and the GPS Group, in each case made in the ordinary course of business and consistent with practices existing on the Closing Date, (vi) loans or advances by the Borrower to GPS as permitted by Section 6.07, and/or (vii) loans or advances by the Borrower to Comerica not exceeding the aggregate outstanding sum of (x) $18,000,000 minus
                                                                        -----
(y) Investments made under Section 6.06 (viii); provided that after giving
                                                --------
effect to the making of any loans, advances or deposits permitted by clause (i),
(ii), (iii), (iv), (v), (vi), and (vii) of this Section, no Default shall be in existence (which has not been specifically waived in writing pursuant to Section 9.06).

     SECTION 6.06.  Investments; Acquisitions.
                    -------------------------

          (a) Neither the Borrower nor any of its Subsidiaries shall make Investments in any Person except as permitted by Section 6.05 and except the following Investments (provided such Investments do not violate Section 6.06(b)):

          (i) absent the existence of a Default, Investments made in accordance with the Borrower's or Subsidiary's Approved Investment Policy and otherwise in accordance with the terms set forth herein;

          (ii) Investments in Subsidiaries other than members of the GPS Group;

          (iii) Absent the existence of a Default, Investments (other than (i) equity contributed before October 1, 1997, and (ii) Guarantees) in GPS by the Borrower and the Subsidiaries not exceeding in the aggregate (A) $65,000,000 minus (B) all outstanding Indebtedness as permitted by Section
                 -----
     6.07(b);

          (iv) Guarantees (A) by the Borrower for the benefit of GPS or Comerica in existence as of August 31, 1997, of obligations in amounts not greater than the amounts guaranteed thereunder as of August 31, 1997, (B) by the Borrower for certain obligations of Technology Sales and Leasing Co., Inc., or any other Subsidiary (other than a Subsidiary that is a member of the GPS Group) in connection with the Equipment Lease Agreements, but solely to the extent that such Guarantees and the Debt Guaranteed pursuant thereto are not prohibited by any other terms of this Agreement, (C) by the Borrower for the benefit of GPS in favor of Electronic Data Systems Corporation in accordance with the terms of that certain Guarantee dated as of December 30, 1996 and for a guaranteed obligation which matures on or before June 30, 1999 and is for a guaranteed amount not greater than $6,000,000, (D) by the Borrower and its Subsidiaries of obligations of other Subsidiaries of the Borrower (other than Subsidiaries that are members of the GPS Group) of Debt that is not of the types described in clauses (i) through (iv) of the definition of the term "Debt", provided that the obligations that are being Guaranteed are not prohibited by the terms of this Agreement, (E) by GPS of obligations of other members of the GPS Group, and (F) by the Borrower and the Subsidiary Guarantors in respect of the Obligations hereunder; provided that (1) with respect to clauses (A)
                                   --------
     and (C), the Borrower shall be obligated to obtain a release of such Guarantees without any further liability thereunder upon the Borrower and its Subsidiaries ceasing to be the Majority in Interest members of GPS, and
     (2) with respect to the preceding clauses (B), (D), and (E) no Default or Event of Default is in existence before or upon or after giving effect thereto;

          (v) an Investment by the Borrower and its Subsidiaries in Comerica not exceeding in the aggregate (A) $18,000,000 minus (B) loans or advances made
                                                -----
     under Section 6.05 (vi),

          (vi) capital contributions of assets as permitted by Section 6.09(a), and

          (vii) Investments made in Subsidiaries of GPS by GPS or by other Subsidiaries of GPS.

          (b) Without the prior written consent of the Required Lenders, the Borrower will not, nor will it permit any of its Subsidiaries to, acquire, whether directly or through the purchase of stock, convertible notes or otherwise, any assets other than the acquisition of the loans, advances and investments permitted by Section 6.05 or 6.06(a), the assets of one of its Subsidiaries, or of fixed assets (which fixed assets do not constitute all or substantially all of the assets of the Person from whom such assets are acquired) unless (x) such acquisition is of a business which is similar (as to product sold or service rendered) to the Borrower's or any relevant Subsidiary's, (y) such acquisition is to be made upon a negotiated basis with the approval of the board of directors of the Person to be acquired, or of the percentage of ownership interests required by the charter documents of such Person to approve any such acquisition, and (z) no Default shall be in existence or be caused thereby (which has not been specifically waived in writing pursuant to Section 9.06).

     SECTION 6.07.  Indebtedness.  The Borrower will not, nor will it permit any
                    ------------
of its  Subsidiaries to, create, incur or suffer to exist any Debt, other than:

          (a)  the Loans;

          (b) Debt of GPS owing to the Borrower in an aggregate principal amount outstanding at any time not exceeding (A) $65,000,000 minus (B) the
                                                           -----
     aggregate amount of all Investments made by the Borrower and its Subsidiaries in GPS after September 30, 1997 pursuant to Section 6.06(a)(iv) (but without duplication of any such amounts);

          (c) Debt secured by Liens permitted pursuant to Section 6.08;

          (d) Debt owing to the Borrower by any of its Subsidiaries (other than Subsidiaries that are members of the GPS Group), and Debt owing to GPS by any other members of the GPS Group, in any such case payable on demand on a non-subordinated basis;

          (e) Debt arising from the renewal or extension of any Debt described in clauses (b) and (c) above, provided that the amount of such Debt is not increased;

          (f) Debt owing to any Person as a portion of the consideration payable to the seller(s) in an Acquisition permitted by Section 6.06;

          (g) Debt owing by a Subsidiary of the Borrower that was in existence at the time such Person became a Subsidiary of the Borrower and not created or incurred in contemplation of such event, and that cannot be prepaid without penalty or premium or assumed by the Borrower, in an aggregate principal amount not to exceed $5,000,000;

          (h) Debt of the Borrower evidenced by its Convertible Subordinated Notes Due 2003; and

          (i) Debt of the Borrower not described in clauses (a) through (h) above in an aggregate principal amount outstanding at any time not to exceed $50,000,000.

Notwithstanding the foregoing, no Subsidiary of the Borrower that is not a Subsidiary Guarantor (excluding GPS and the other members of the GPS Group) shall in any event create, incur or suffer to exist any Debt of the types described in clause (i) or (ii) of the definition of the term "Debt", other than Debt owing to the Borrower or any Subsidiary Guarantor and payable on demand on a non-subordinated basis.

     SECTION 6.08.  Negative Pledge.  Neither the Borrower nor any of its
                    ---------------
Subsidiaries will create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except for the following.

          (a) Liens existing on the date of this Agreement and described on

     Schedule 6.08 securing Debt outstanding on the date of this Agreement in an
     -------------
     aggregate principal amount not exceeding $28,000,000 for the NDC Group and $6,500,000 for the GPS Group;

          (b) any Lien existing on any asset of any Person at the time such Person becomes a Subsidiary and not created in contemplation of such event;

          (c) any Lien on any asset securing Debt (including, without limitation, a Capitalized Lease) incurred or assumed for the purpose of financing all or any part of the cost of acquiring or constructing such asset, provided that such Lien (A) attaches to such asset (and no other
            --------
     asset) concurrently with or within 18 months after the acquisition or completion of construction thereof, and (B) secures solely such Debt incurred or assumed for the purpose of financing all or any part of the cost of acquiring or constructing such asset;

          (d) any Lien on any asset of any Person existing at the time such Person is merged or consolidated with or into the Borrower or a Consolidated Subsidiary and not created in contemplation of such event;

          (e) any Lien existing on any asset prior to the acquisition thereof by the Borrower or a Subsidiary and not created in contemplation of such acquisition;

          (f) Liens securing Debt owing by any Subsidiary of the Borrower (other than a Subsidiary that is a member of the GPS Group) to the Borrower or to any other Subsidiary of the Borrower (other than a Subsidiary that is a member of the GPS Group);

          (g) any Lien arising out of the refinancing, extension, renewal or refunding of any Debt secured by any Lien permitted by any of the foregoing clauses (a) through (f) of this Section, provided that (i) such Debt is not
                                              --------
     secured by any additional assets, and (ii) the amount of such Debt secured by any such Lien is not increased;

          (h) Liens incidental to the conduct of its business or the ownership of its assets, including, without limitation, Liens of materialmen and landlords, which (i) do not secure Debt and (ii) do not in the aggregate materially detract from the value of its assets or materially impair the use thereof in the operation of its business;

          (i) any Lien in respect of any taxes which are either (x) not, as at any date of determination, due and payable or (y) being contested in good faith as permitted by Section 5.06;

          (j) Liens in respect of judgments or awards for which appeals or proceedings for review are being prosecuted and in respect of which a stay of execution upon any such appeal or proceeding for review shall have been secured, provided that such Person shall have established reserves which are adequate under GAAP for such judgments or awards;

          (k) Liens existing on the date of this Agreement created by NDPS on certain of its assets, and securing certain indemnity obligations of NDPS to the sellers of the merchant credit card processing contracts;

          (l) Liens securing the Borrower's or any Subsidiary's recourse obligations under any Equipment Lease Agreements as the same may be Guaranteed by the Borrower from time to time; provided, that such Liens
                                                   --------
     shall only attach to property which has been sold to the respective Equipment Lease Party; and

          (m) Liens not otherwise permitted by the foregoing paragraphs of this Section securing Debt in an aggregate principal amount at any time outstanding not to exceed $5,000,000 for the NDC Group or $5,000,000 for the GPS Group,

Provided Liens permitted by the foregoing paragraphs (a) through (m) (but
--------
excluding paragraph (l)) shall at no time secure Debt in an aggregate amount greater than $55,000,000.

     SECTION 6.09.  Consolidations, Mergers and Sales of Assets.
                    -------------------------------------------

          (a) The Borrower will not, nor will it permit any of its Subsidiaries to, consolidate or merge with or into, or sell, lease or otherwise transfer all or any substantial part of its assets to, any other Person, or discontinue or eliminate any Operating Subsidiary or business segment, provided that (a) the Borrower may merge with another Person if (i) such
     --------
     Person was organized under the laws of the United States of America or one of its states, (ii) the Borrower is the corporation surviving such merger and (iii) immediately after giving effect to such merger, no Default shall have occurred and be continuing, (b) Subsidiaries may merge with, and sell assets to, one another and the Borrower, except that no Subsidiary of the Borrower, other than a member of the GPS Group, shall merge with or sell assets to a member of the GPS Group, (c) the Borrower and its Subsidiaries may eliminate or discontinue business lines and segments from time to time if (i) such action has been approved by the Board of Directors of the Borrower, and (ii) such elimination or discontinuance will not jeopardize the Borrower's or any Subsidiary Guarantor's ability to perform under any of the Loan Documents, (d) so long as no Default shall be in existence either immediately prior to or following any asset disposition, the Borrower and its respective Subsidiaries may sell or otherwise dispose of (x) any Equipment Lease Agreements and (y) any other assets in an aggregate amount of up to $10,000,000 in fair market value during each consecutive 12 month period, (e) during the existence of a Default which does not constitute an Event of Default, the Borrower may continue to enter into Equipment Lease Agreements on the same terms on which such sales customarily were consummated prior to such Default, (f) Subsidiaries which are formed for the sole purpose of (1) merging into Persons that will become Subsidiaries, or (2) acquiring the assets or stock (or in the case of a limited liability company, the members' equivalent equity interests) of Persons and thereafter becoming Subsidiaries, may merge with such Persons or consolidate those Persons' assets with the assets of those Subsidiaries and (g) GPS may effect an LLC Conversion as set forth in
     Section 6.09(b).

          (b) GPS will not effect an LLC Conversion except upon compliance with and satisfaction of the following requirements and conditions:

                (1) GPS will give the Administrative Agent not less than 30 days' prior written notice of its intent to effect an LLC Conversion, such notice to include the earliest date of the LLC Conversion and a description in reasonable detail of the transactions that will be consummated in order to effect the LLC Conversion;

                (2) GPS will submit to the Administrative Agent not less than 15 days prior to the LLC Conversion Date the proposed forms of transaction documents (e.g., merger agreement, asset contribution or transfer agreements, assignments, and assumption agreements) to be used by GPS to effect the LLC Conversion (collectively, the "LLC Conversion Documents");

                (3) There will be executed and delivered to the Administrative
            Agent, at or before the LLC Conversion the following documents, all in form and substance satisfactory to the Required Lenders:

                    (A) a tax sharing agreement between Newco and the Borrower (or other entity with whom Newco's tax returns may be consolidated for federal and state income tax purposes);

                    (B) a certificate, dated as of the LLC Conversion Date, signed on behalf of each of GPS and Newco by a principal financial officer of each of GPS and Newco, to the effect that (i) no Default or Event of Default has occurred and is continuing on such date, and (ii) the representations and warranties contained in Article IV are true on and as of such date;

                    (C) a certified copy of the LLC Conversion Documents as the same are being executed and delivered in connection with the LLC Conversion; and

                    (D) all documents which the Administrative Agent or any Lender may reasonably request relating to the existence of Newco, the authority for and the validity of the LLC Conversion Documents and the documents to be delivered pursuant to this Section 6.09(b)(3) (collectively, the "Newco Documents"), and any other matters relevant thereto, including without limitation, a certificate of Newco signed by the Secretary or an Assistant Secretary of Newco, certifying as to the names, true signatures and incumbency of the officer or officers of Newco authorized to execute and deliver the LLC Conversion Documents and the Newco Documents, and certified copies of the certificate or articles of incorporation and by-laws of Newco, the action taken by the Board of Directors of Newco authorizing the execution, delivery and performance of the LLC Conversion Documents and the Newco Documents, and a certificate of the Secretary of State of Georgia (and, if different, the Secretary of State of the state of incorporation of Newco) as to the good standing of Newco.

     SECTION 6.10.  Limitation on Payment Restrictions Affecting Subsidiaries.
                    ---------------------------------------------------------
The Borrower will not, nor will it permit any of its Subsidiaries to, create or otherwise cause or suffer to exist or become effective, any consensual encumbrance or restriction (excluding any such encumbrance or restriction under this Agreement) on the ability of any such Subsidiary to (i) pay dividends or make any other distributions on any of its Capital Stock, or (ii) pay any indebtedness owed to the Borrower or any of its Subsidiaries, or (iii) transfer any of its property or assets to the Borrower or any of its Subsidiaries, except any such encumbrance or restriction imposed by a lender extending purchase money financing in respect of any asset or assets of the Borrower or any Subsidiary so long as such encumbrance or restriction does not so encumber or restrict any other assets or property of the Borrower or any Subsidiary.

     SECTION 6.11.  Change in Fiscal Year.  The Borrower will not change its
                    ---------------------
Fiscal Year without the consent of the Required Lenders, which consent shall not be unreasonably withheld.

     SECTION 6.12.  Environmental Matters.  The Borrower will not, and will not
                    ---------------------
permit any Third Party to, use, produce, manufacture, process, treat, recycle, generate, store, dispose of, manage at, or otherwise handle, or ship or transport to or from the Properties any Hazardous Materials except for Hazardous Materials used, produced, manufactured, processed, treated, recycled, generated, stored, disposed, managed, or otherwise handled in the ordinary course of business in compliance in all material respects with all applicable Environmental Requirements.

     SECTION 6.13.  Transactions with Affiliates.  Neither the Borrower nor any
                    ----------------------------
of its Subsidiaries shall enter into, or be a party to, any transaction with any Affiliate of the Borrower or such Subsidiary (which Affiliate is not the Borrower or its Wholly Owned Subsidiary), except as permitted by law and in the ordinary course of business and pursuant to reasonable terms which are no less favorable to the Borrower or such Subsidiary than would be obtained in a comparable arm's length transaction with a Person which is not an Affiliate.

     SECTION 6.14.  GPS Membership Interest Voting; GPS Restrictive Agreements.
                    ----------------------------------------------------------

          (a) The Borrower shall cause its Subsidiaries to vote their respective equity shares to cause GPS to make distributions and then distribute the same to the Borrower to the maximum extent permitted under the Operating Agreement in order for the Borrower to meet its obligations with respect to fees, interest and principal payments on the Loans and other Obligations payable by the Borrower hereunder.

          (b) The Borrower shall not permit, without the prior written consent of the Administrative Agent and all of the Lenders, (i) any amendment of the definition of "Majority in Interest" contained in the Operating Agreement, (ii) any amendment or other modification to the Operating Agreement which (1) limits distributions or other payments payable by GPS to the Borrower through its Subsidiaries, or (2) reduce the percentage of voting control held by the Borrower through its Subsidiaries in GPS, or
     (iii) otherwise restricts distributions from GPS through its Subsidiaries to the Borrower.

     SECTION 6.15.  Amendments to Indenture.  Without the prior written consent
                    -----------------------
of the Administrative Agent and all of the Lenders, the Borrower will not permit any amendment of or other modification to the subordination provisions of the Indenture in favor of "Senior Indebtedness" as defined in the Indenture.

ARTICLE VII

                                   DEFAULTS

     SECTION 7.01. Events of Default. If one more of the following events
                   -----------------
("Events of Default") shall have occurred and be continuing at any time:

          (a) the Borrower shall fail to pay when due any principal of any Loan, or shall fail to pay any interest on any Loan within three Business Days after such interest shall become due, or shall fail to pay any fee or other amount payable hereunder within five Business Days after such fee or other amount becomes due; or

          (b) the Borrower shall fail to observe or perform any covenant contained in Section 5.01(e), Section 5.02(ii), Sections 6.01 through 6.09 inclusive, Section 6.14, or Section 6.15;

          (c) the Borrower shall fail to observe or perform any covenant or agreement contained or incorporated by reference in this Agreement (other than those covered by paragraph (a) or (b) above) and such failure shall not have been cured within 30 days after the earlier to occur of (i) written notice thereof has been given to the Borrower by the Administrative Agent at the request of any Lender or (ii) the Borrower otherwise becomes aware of any such failure; or

          (d) any representation, warranty, certification or statement made or incorporated by reference in Article IV hereof, in any other Loan Document, or in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect or misleading in any material respect when made (or deemed made); or

          (e) the Borrower or any of its Subsidiaries shall fail to make any payment in respect of Debt outstanding in the aggregate principal amount of $5,000,000 or greater (other than (i) the Notes and (ii) Debt held by the Borrower owed by a Consolidated Subsidiary or Debt held by a Consolidated Subsidiary owed by the Borrower) when due or within any applicable grace period; or

          (f) an "Event of Default" shall occur under any of the other Loan Documents; provided, that, should any such "Event of Default" be waived by
                --------  ----
     the Required Lenders (or, if required by Section 9.06(a) or the terms of such other Loan Document, all Lenders), then, such waiver shall operate as a waiver of an Event of Default arising under this Section 7.01(f) as a result of same; or

          (g) any event or condition shall occur which results in the acceleration of the maturity of Debt outstanding of the Borrower or any of its Subsidiaries (other than (i) the Notes and (ii) Debt held by the Borrower owed by a Consolidated Subsidiary or Debt held by a Consolidated Subsidiary owed by the Borrower) in the aggregate principal amount of $5,000,000 or greater (including, without limitation, any "put" of such Debt to the Borrower or any of its Subsidiaries) or enables (or, with the giving of notice or lapse of time or both, would enable) the holders of such Debt or any Person acting on such holders' behalf to accelerate the maturity thereof (including, without limitation, any "put" of such Debt to the Borrower or any of its Subsidiaries); or

          (h) the Borrower or any of its Subsidiaries shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any action to authorize any of the foregoing; or

          (i) an involuntary case or other proceeding shall be commenced against the Borrower or any of its Subsidiaries seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Borrower or any of its Subsidiaries under the federal bankruptcy laws as now or hereafter in effect; or

          (j) the Borrower or any member of its Controlled Group shall fail to pay when due any material amount which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA; or notice of intent to terminate a Plan or Plans shall be filed under Title IV of ERISA by the Borrower, any member of its Controlled Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any such Plan or Plans or a proceeding shall be instituted by a fiduciary of any such Plan or Plans to enforce Section 515 or 4219(c) (5) of ERISA and such proceeding shall not have been dismissed within 30 days thereafter; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any such Plan or Plans must be terminated; or the Borrower or any other member of its Controlled Group shall enter into, contribute or be obligated to contribute to, terminate or incur any withdrawal liability with respect to, a Multiemployer Plan; provided, that no Default or Event of Default shall arise under this paragraph (j) so long as the maximum potential liability to the Borrower or any member of its Controlled Group shall be not greater than $1,000,000; or

          (k) one or more judgments or orders for the payment of money in an aggregate amount in excess of $5,000,000, shall be rendered against the Borrower or any of its Subsidiaries and such judgment or order shall continue unsatisfied and unstayed for a period of 30 days; or

          (l) a federal tax lien shall be filed against the Borrower under
     Section 6323 of the Code or a lien of the PBGC shall be filed against the Borrower under Section 4068 of ERISA and in either case such lien shall (i) secure an obligation, or asserted obligation, in excess of $1,000,000 and
     (ii) remain undischarged or unstayed for a period of 30 days after the date of filing; or

          (m) (i) any Person or two or more Persons acting in concert shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of
     1934) of 30% or more of the outstanding shares of the voting stock of the Borrower, or (ii) as of any date a majority of the Board of Directors of the Borrower consists of individuals who were not either (A) directors of the Borrower as of the corresponding date of the previous year, (B) selected or nominated to become directors by the Board of Directors of the Borrower of which a majority consisted of individuals described in clause
     (A), or (C) selected or nominated to become directors by the Board of Directors of the Borrower of which a majority consisted of individuals described in clause (A) and individuals described in clause (B); or

          (n) (i) prior to the LLC Conversion Date, the Borrower and its Subsidiaries shall cease to be the "Majority in Interest" (as defined in the LLC Operating Agreement on the Closing Date) of GPS or its successor, or shall cease to have the right under the LLC Operating Agreement to designate a majority of the Board of Directors of GPS; or (ii) as of any date on or after the LLC Conversion Date, (A) any Person or two or more Persons acting in concert (other than the Borrower and its Subsidiaries) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 20% or more of the outstanding shares of the voting stock of GPS; or (B) a majority of the Board of Directors of GPS consists of individuals who were not either (x) directors of GPS as of the corresponding date of the previous year, (y) selected or nominated to become directors by the Board of Directors of GPS of which a majority consisted of individuals described in clause (x), or (z) selected or nominated to become directors by the Board of Directors of GPS of which a majority consisted of individuals described in clause (x) and individuals described in clause (y); or

          (o) the dissolution or liquidation of GPS under the LLC Operating Agreement or under applicable law, or the consummation of any LLC Conversion, other than a Permitted LLC conversion; or

          (p) a "Change of Control" or an "Event of Default" shall occur under the Indenture, as such terms are defined therein, and, except in the event that either the Commitments have been terminated or the Loans have been accelerated, such occurrence shall be continuing without cure by the Borrower or waiver by the holders of the Convertible Subordinated Notes issued under the Indenture; or

          (q) (i) the Subsidiary Guarantee shall cease to be enforceable or
     (ii) the Borrower or any Subsidiary Guarantor shall assert that any Loan Document is not enforceable;

then, and in every such event, (i) the Administrative Agent shall, if requested by the Required Lenders, by notice to the Borrower terminate the Commitments and they shall thereupon terminate, (ii) any Lender may terminate its obligation to fund a Competitive Bid Loan; (iii) the Swing Line Lender may terminate the Swing Line Commitment by notice to the Borrower and it shall thereupon terminate, and
(iv) the Administrative Agent shall, if requested by the Required Lenders, by notice to the Borrower declare the Notes (together with accrued interest thereon) to be, and the Notes shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower, together with interest at the rate specified in Section 2.06(e) accruing on the principal amount thereof from and after the date of such Event of Default; provided that if any Event of Default
                                         --------
specified in paragraph (h) or (i) above occurs with respect to the Borrower, without any notice to the Borrower or any other act by the Administrative Agent or the Lenders, the Commitments shall thereupon terminate and the Notes (together with accrued interest thereon) shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower, together with interest thereon at the rate specified in Section 2.06(e) accruing on the principal amount thereof from and after the date of such Event of Default. Notwithstanding the foregoing, the Administrative Agent shall have available to it all other remedies at law or equity, and shall exercise any one or all of them at the request of the Required Lenders.

     SECTION 7.02.  Notice of Default.  The Administrative Agent shall give
                    -----------------
notice to the Borrower of any Default under Section 7.01(c) promptly upon being requested to do so by any Lender and shall thereupon notify all the Lenders thereof.


ARTICLE VIII

                           THE ADMINISTRATIVE AGENT

     SECTION 8.01.  Appointment; Powers and Immunities.  Each Lender hereby
                    ----------------------------------
irrevocably appoints and authorizes the Administrative Agent to act as its Administrative Agent hereunder and under the other Loan Documents with such powers as are specifically delegated to the Administrative Agent by the terms hereof and thereof, together with such other powers as are reasonably incidental thereto. The Administrative Agent: (a) shall have no duties or responsibilities except as expressly set forth in this Agreement and the other Loan Documents, and shall not by reason of this Agreement or any other Loan Document be a trustee for any

Lender; (b) shall not be responsible to the Lenders for any recitals, statements, representations or warranties contained in this Agreement or any other Loan Document, or in any certificate or other document referred to or provided for in, or received by any Lender under, this Agreement or any other Loan Document, or for the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or any other document referred to or provided for herein or therein or for any failure by the Borrower to perform any of its obligations hereunder or thereunder; (c) shall not be required to initiate or conduct any litigation or collection proceedings hereunder or under any other Loan Document except to the extent requested by the Required Lenders, and then only on terms and conditions satisfactory to the Administrative Agent, and (d) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other Loan Document or any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own gross negligence or wilful misconduct. The Administrative Agent may employ Administrative Agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such Administrative Agents or attorneys-in-fact selected by it with reasonable care. The provisions of this Article VIII are solely for the benefit of the Administrative Agent and the Lenders, and the Borrower shall not have any rights as a third party beneficiary of any of the provisions hereof, other than the right of the Borrower to consent to the appointment of a successor Administrative Agent as set forth in the second sentence of Section 8.09. In performing its functions and duties under this Agreement and under the other Loan Documents, the Administrative Agent shall act solely as Administrative Agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for the Borrower. The duties of the Administrative Agent shall be ministerial and administrative in nature, and the Administrative Agent shall not have by reason of this Agreement or any other Loan Document a fiduciary relationship in respect of any Lender.

     SECTION 8.02.  Reliance by Administrative Agent.  The Administrative
                    --------------------------------
Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telefax, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants or other experts selected by the Administrative Agent. As to any matters not expressly provided for by this Agreement or any other Loan Document, the Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and thereunder in accordance with instructions signed by the Required Lenders, and such instructions of the Required Lenders in any action taken or failure to act pursuant thereto shall be binding on all of the Lenders.

     SECTION 8.03.  Defaults.  The Administrative Agent shall not be deemed
                    --------
to have knowledge of the occurrence of a Default or an Event of Default (other than the nonpayment of principal of or interest on the Loans) unless the Administrative Agent has received notice from a Lender or the Borrower specifying such Default or Event of Default and stating that such notice is a "Notice of Default." In the event that the Administrative Agent receives such a notice of the occurrence of a Default or an Event of Default, the Administrative Agent shall give prompt notice thereof to the Lenders. The Administrative Agent shall give each Lender prompt notice of each nonpayment of principal of or interest on the Loans whether or not it has received any notice of the occurrence of such nonpayment. The Administrative Agent shall (subject to Section 8.08 and Section 9.06) take such action hereunder with respect to such Default or Event of Default as shall be directed by the Required Lenders, provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

     SECTION 8.04.  Rights of Administrative Agent as a Lender.  With
                    ------------------------------------------
respect to the Loans made by it, First Chicago in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as the Administrative Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include First Chicago in its individual capacity. The Administrative Agent may (without having to account therefor to any Lender) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Borrower and any of its Affiliates) as if it were not acting as the Administrative Agent, and the Administrative Agent may accept fees and other consideration from the Borrower (in addition to any agency fees and arrangement fees heretofore agreed to between the Borrower and the Administrative Agent) for services in connection with this Agreement or any other Loan Document or otherwise without having to account for the same to the Lenders.

     SECTION 8.05.  Indemnification.  Each Lender severally agrees to
                    ---------------
indemnify the Administrative Agent, to the extent the Administrative Agent shall not have been reimbursed by the Borrower, ratably in accordance with its Syndicated Commitment, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, counsel fees and disbursements) or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of this Agreement or any other Loan Document or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (excluding, unless an Event of Default has occurred and is continuing, the normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or thereof or any such other documents; provided, however that no Lender shall be liable for
                          --------  -------
any of the foregoing to the extent they arise from the gross negligence or wilful misconduct of the Administrative Agent. If any indemnity furnished to the Administrative Agent for any purpose shall, in the opinion of the Administrative Agent, be insufficient or become impaired, the Administrative Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished.

     SECTION 8.06.  Payee of Note Treated as Owner.  The Administrative
                    ------------------------------
Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with the Administrative

Agent and the provisions of Section 9.08(c) have been satisfied. Any requests, authority or consent of any Person who at the time of making such request or giving such authority or consent is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of that Note or of any Note or Notes issued in exchange therefor or replacement thereof.

     SECTION 8.07.  Nonreliance on Administrative Agent and Other Lenders.
                    -----------------------------------------------------
Each Lender agrees that it has, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrower and decision to enter into this Agreement and that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any of the other Loan Documents. The Administrative Agent shall not be required to keep itself informed as to the performance or observance by the Borrower of this Agreement or any of the other Loan Documents or any other document referred to or provided for herein or therein or to inspect the properties or books of the Borrower or any other Person. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Administrative Agent hereunder or under the other Loan Documents, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of the Borrower or any other Person (or any of their Affiliates) which may come into the possession of the Administrative Agent.

     SECTION 8.08.  Failure to Act.  Except for action expressly required of
                    --------------
the Administrative Agent hereunder or under the other Loan Documents, the Administrative Agent shall in all cases be fully justified in failing or refusing to act hereunder and thereunder unless it shall receive further assurances to its satisfaction by the Lenders of their indemnification obligations under Section 8.05 against any and all liability and expense which may be incurred by the Administrative Agent by reason of taking, continuing to take, or failing to take any such action.

     SECTION 8.09.  Resignation or Removal of Administrative Agent.  Subject
                    ----------------------------------------------
to the appointment and acceptance of a successor Administrative Agent as provided below, the Administrative Agent may resign at any time by giving notice thereof to the Lenders and the Borrower and the Administrative Agent may be removed at any time with or without cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Administrative Agent, provided that so long as no Event of
                                          --------
Default shall have occurred and be continuing, such appointment shall be subject to the prior written consent of the Borrower, which consent shall not be unreasonably withheld or delayed. If no successor Administrative Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent's notice of resignation or the Required Lenders' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent. Any successor Administrative Agent shall be a bank which has a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Article VIII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent hereunder.

     SECTION 8.10.  LIMITATION OF DAMAGES.  THE ADMINISTRATIVE AGENT SHALL
                    ---------------------
NOT BE RESPONSIBLE OR LIABLE TO ANY PERSON OR ENTITY FOR ANY PUNITIVE OR EXEMPLARY DAMAGES WHICH MAY BE ALLEGED AGAINST THE ADMINISTRATIVE AGENT IN ITS AGENCY CAPACITY AS A RESULT OF THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.


ARTICLE IX

                                 MISCELLANEOUS
                                 -------------

     SECTION 9.01.  Notices.  All notices, requests and other communications
                    -------
to any party hereunder shall be in writing (including bank wire, telex, telecopier or similar writing) and shall be given to such party at its address or telecopier or telex number set forth on the signature pages hereof or such other address or telecopier or telex number as such party may hereafter specify for the purpose by notice to each other party. Each such notice, request or other communication shall be effective (i) if given by telecopier or telex, when such telecopier or telex is transmitted to the telecopier or telex number specified in this Section and the appropriate confirmation or answerback is received, (ii) if given by certified mail return-receipt requested, on the date set forth on the receipt (provided, that any refusal to accept any such notice shall be deemed to be notice thereof as of the time of any such refusal), addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified in this Section; provided that notices to the
                                       --------
Administrative Agent under Article II shall not be effective until received.

     SECTION 9.02.  No Waivers.  No failure or delay by the Administrative
                    ----------
Agent, any Lender or the Borrower in exercising any right, power or privilege hereunder or under any Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     SECTION 9.03.  Expenses; Documentary Taxes.  The Borrower shall pay (i)
                    ---------------------------
all reasonable out-of-pocket costs and expenses of the Administrative Agent, including the fees and disbursements of Administrative Agent's counsel (including King & Spalding), in connection with the preparation of this Agreement and the other Loan Documents, any waiver or consent hereunder or thereunder or any amendment hereto or thereto, and (ii) if a Default occurs, all reasonable out-of-pocket expenses incurred by the Administrative Agent and any Lender, including reasonable fees and disbursements of counsel, in connection with such Default and collection and other enforcement proceedings resulting therefrom, including reasonable out-of-pocket expenses incurred in enforcing this Agreement and the other Loan Documents. The Borrower shall indemnify the Administrative Agent and each Lender against any transfer taxes, documentary taxes, assessments or charges made by any Authority by reason of the execution and delivery of this Agreement or the other Loan Documents.

     SECTION 9.04.  Indemnification.
                    ---------------

          (a) The Borrower shall indemnify the Administrative Agent, the Lenders and each affiliate thereof and their respective directors, officers, employees and Administrative Agents (each an "Indemnified Party") from, and hold each of them harmless against, any and all losses, liabilities, claims or damages to which any of them may become subject, insofar as such losses, liabilities, claims or damages arise out of or result from any actual or proposed use by the Borrower of the proceeds of any extension of credit by any Lender hereunder or breach by the Borrower of this Agreement or any other Loan Document or from any investigation, litigation or other proceeding (including any threatened investigation or proceeding) relating to the foregoing (an "Indemnity Proceeding"), and the Borrower shall reimburse each Indemnified Party, upon demand (but no more frequently than every Fiscal Quarter) for any reasonable expenses (including, without limitation, reasonable legal fees) incurred in connection with any such investigation or proceeding ("Claims and Expenses"); but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or wilful misconduct of the Indemnified Party; provided, that should the Borrower pay any amounts to the Administrative Agent or the Lenders due to this Section, and it shall be determined that the harm being indemnified against resulted from the Administrative Agent's or any Lender's gross negligence or wilful misconduct, then such party receiving such payment shall rebate such payment to the Borrower, together with interest thereon accruing at the Federal Funds Rate from the date such payment was made until the date such rebate is received by the Borrower (calculated for the actual number of days elapsed on the basis of a 365 day year).

          (b) If the Borrower is required to indemnify an Indemnified Party pursuant hereto and have provided evidence reasonably satisfactory to such Indemnified Party that the Borrower has the financial wherewithal to reimburse such Indemnified Party for any amount paid by such Indemnified Party with respect to such Indemnity Proceeding, such Indemnified Party shall not settle or compromise any such Indemnity Proceeding without the prior written consent of the Borrower (which consent shall not be unreasonably withheld or delayed).

          (c) If a claim is to be made by an Indemnified Party under this Section, the Indemnified Party shall give written notice to the Borrower promptly after the Indemnified Party receives actual notice of any Claims and Expenses incurred or instituted for which the indemnification is sought; provided, that, the failure to give such prompt notice shall not
             --------  ----
     decrease the Claims and Expenses payable by the Borrower, except to the extent that such failure has caused the Borrower to forfeit any substantive right of a material nature. If requested by the Borrower in writing, and so long as (i) no Event of Default shall have occurred and be continuing and
     (ii) the Borrower has acknowledged in writing to the Indemnified Party that the Borrower shall be obligated under the terms of its indemnity hereunder in connection with such Indemnity Proceeding (subject to the exclusion of any losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Indemnified Party), the Borrower may, at its election, conduct the defense of any such Indemnified Proceeding to the extent such contest may be conducted in good faith on legally supported grounds. If any lawsuit or enforcement action is filed against any Indemnified Party entitled to the benefit of indemnity under this Section, written notice thereof shall be given to the Borrower as soon as practicable (and in any event within 15 days after the service of the citation or summons). Notwithstanding the foregoing, the failure so to notify the Borrower as provided in this Section will not relieve the Borrower from liability hereunder. After such notice, the Borrower shall be entitled, if they so elect, to take control of the defense and investigation of such lawsuit or action and to employ and engage counsel of their own choice reasonably acceptable to the Indemnified Party to handle and defend the same, at the Borrower's cost, risk and expense; provided
                                                                    --------
     however, that the Borrower and its counsel shall proceed with diligence and
     -------
     in good faith with respect thereto. If (i) the engagement of such counsel by the Borrower would present a conflict of interest which would prevent such counsel from effectively defending such action on behalf of the Indemnified Party, (ii) the defendants in, or targets of, any such lawsuit or action include both the Indemnified Party and Borrower, and the Indemnified Party reasonably concludes that there may be legal defenses available to it that are different from or in addition to those available to the Borrower, (iii) the Borrower fails to assume the defense of the lawsuit or action or to employ counsel reasonably satisfactory to such Indemnified Party, in either case in a timely manner, or (iv) an Event of Default shall occur and be continuing, then such Indemnified Party may employ separate counsel to represent or defend it in any such action or proceeding and the Borrower will pay the fees and disbursements of such counsel; provided, however that each Indemnified Party shall, in connection
              --------  -------
     with any matter covered by this Section which also involves other Indemnified Parties, use reasonable efforts to avoid unnecessary duplication of efforts by counsel for all indemnities. Should the Borrower be entitled to conduct the defense of any Indemnity Proceeding pursuant to the terms of this Section, the Indemnified Party shall cooperate (with all Claims and Expenses associated therewith to be paid by the Borrower) in all reasonable respects with the Borrower and such attorneys in the investigation, trial and defense of such lawsuit or action and any appeal arising therefrom; provided,
                        --------
     however that the Indemnified Party may, at its own cost (except as set
     -------
     forth in, and in accordance with, the foregoing sentence), participate in the investigation, trial and defense of such lawsuit or action and any appeal arising therefrom.

          (d) The Administrative Agent and each Lender agree that in the event that any Indemnity Proceeding is asserted or threatened in writing or instituted against it or any other party entitled to indemnification hereunder, the Administrative Agent or such Lender shall promptly notify the Borrower thereof in writing and agree, to the extent appropriate, to consult with the Borrower with a view to minimizing the cost to the Borrower of its obligations under this Section; provided, that, the failure
                                                     --------  ----
     to so notify the Borrower will not relieve the Borrower from liability hereunder except to the extent such failure has caused the Borrower to forfeit any substantive right of a material nature.

     SECTION 9.05.  Sharing of Setoffs.  Each Lender agrees that if it shall,
                    ------------------
by exercising any right of setoff or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal and interest owing with respect to the Note held by it which is greater than the proportion received by any other Lender in respect of the aggregate amount of all principal and interest owing with respect to the Note held by such other Lender, the Lender receiving such proportionately greater payment shall purchase such participations in the Notes held by the other Lenders owing to such other Lenders, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Notes held by the Lenders owing to such other Lenders shall be shared by the Lenders pro rata; provided that (i) nothing in this Section shall impair the right of any Lender
--------
to exercise any right of setoff or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Borrower other than its indebtedness under the Notes, and (ii) if all or any portion of such payment received by the purchasing Lender is thereafter recovered from such purchasing Lender, such purchase from each other Lender shall be rescinded and such other Lender shall repay to the purchasing Lender the purchase price of such participation to the extent of such recovery together with an amount equal to such other Lender's ratable share (according to the proportion of (x) the amount of such other Lender's required repayment to (y) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a Note, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of setoff or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Borrower in the amount of such participation.

     SECTION 9.06.  Amendments and Waivers.
                    ----------------------

          (a) Except as otherwise specifically provided herein, any provision of this Agreement, the Notes or any other Loan Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Lenders (and, if the rights or duties of the Administrative Agent are affected thereby, by the Administrative Agent); provided that, except as provided in
                                            --------
     the next succeeding proviso, no such amendment or waiver shall, unless signed by all Lenders, (i) change the Commitment of any Lender or subject any Lender to any additional obligation, (ii) reduce the principal of or rate of interest on any Loan or any fees hereunder (other than fees payable under the Administrative Agent/Arranger Letter Agreement), (iii) extend the date fixed for any payment of principal of or interest on any Loan or any fees (other than fees payable under the Administrative Agent/Arranger Letter Agreement) hereunder (including, without limitation, any payments required to be made pursuant to Section 2.05(a)(iii)), (iv) reduce the amount of principal, interest or fees due on any date fixed for the payment thereof, (v) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the number of Lenders, which shall be required for the Lenders or any of them to take any action under this Section or any other provision of this Agreement, (vi) change the manner of application of any payments made under this Agreement or the Notes, or
     (vii) reduce any obligation owed under or release any Guarantee (except as permitted under Section 5.04 or 6.09 in connection with the dissolution, sale or other disposition of a Subsidiary Guarantor) given to support payment of the Loans.

          (b) The Borrower will not solicit, request or negotiate for or with respect to any proposed waiver or amendment of any of the provisions of this Agreement unless each Lender shall be informed thereof by the Borrower and shall be afforded an opportunity of considering the same and shall be supplied by the Borrower with both (i) reasonably sufficient information to enable it to make an informed decision with respect thereto, and (ii) substantially the same information as supplied by the Borrower to any other Lender. Executed or true and correct copies of any waiver or consent effected pursuant to the provisions of this Agreement shall be delivered by the Borrower to each Lender within two Business Days following the date on which the same shall have been executed and delivered by the requisite percentage of Lenders. The Borrower will not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any Lender (in its capacity as such) as consideration for or as an inducement to the entering into by such Lender of any waiver or amendment of any of the terms and provisions of this Agreement unless such remuneration is concurrently paid, on the same terms, ratably to all such Lenders.

     SECTION 9.07.  No Margin Stock Collateral.  Each of the Lenders
                    --------------------------
represents to the Administrative Agent, each of the other Lenders and the Borrower that it in good faith is not, directly or indirectly (by negative pledge or otherwise), relying upon any Margin Stock as collateral in the extension or maintenance of the credit provided for in this Agreement.

     SECTION 9.08.  Successors and Assigns.
                    ----------------------

          (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that the
              --------

     Borrower may not assign or otherwise transfer any of its rights under this Agreement without the prior written consent of the Administrative Agent and the Lenders.

          (b) Any Lender may at any time sell to one or more Persons (each a "Participant") participating interests in any Loan owing to such Lender, any Note held by such Lender, any Commitment hereunder or any other interest of such Lender hereunder, provided that such participations shall
                                        --------
     be in minimum amounts of $5,000,000. In the event of any such sale by a Lender of a participating interest to a Participant, such Lender's obligations under this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Note for all purposes under this Agreement, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. In no event shall a Lender that sells a participation be obligated to the Participant to take or refrain from taking any action hereunder except that such Lender may agree that it will not (except as provided below), without the consent of the Participant, agree to (i) the extension of any date fixed for the payment of principal of or interest on the related loan or loans, (ii) the reduction of the amount of any principal, interest or fees due on any date fixed for the payment thereof with respect to the related loan or loans, (iii) the reduction in the rate at which either interest is payable thereon or (if the Participant is entitled to any part thereof) facility fee is payable hereunder from the rate at which the Participant is entitled to receive interest or facility fee (as the case may be) in respect of such participation, or (iv) the reduction of any obligation owing under or the release of any Guarantee (except as permitted under Section 5.04 or 6.09(a) in connection with the dissolution, sale or other disposition of a Subsidiary Guarantor) given to support payment of the Loans. Each Lender selling a participating interest in any Loan, Note, Commitment or other interest under this Agreement, other than a Competitive Bid Loan or Competitive Bid Note, shall, within 10 Business Days of such sale, provide the Borrower and the Administrative Agent with written notification stating that such sale has occurred and identifying the Participant and the interest purchased by such Participant. The Borrower acknowledges and agrees that the benefits of Sections 2.07 through 2.10 shall continue in effect with respect to the full amount of each Lender's Loans and Commitment, notwithstanding its sale of participating interests therein as contemplated hereby.

          (c) Any Lender may at any time assign to one or more banks or financial institutions (each an "Assignee") all, or a proportionate part of all, of its rights and obligations under this Agreement, the Notes, and any other Loan Documents, and such Assignee shall assume all such rights and obligations, pursuant to an Assignment Agreement in the form attached hereto as Exhibit "F", executed by such Assignee, such transferor Lender
               -----------
     and the Administrative Agent (and, in the case of an Assignee that is not then a Lender, by the Borrower); provided that (i) no interest may be sold
                                      --------
     by a Lender pursuant to this paragraph (c) unless the Assignee shall agree to assume ratably equivalent portions of the transferor Lender's Commitment, (ii) the amount of the Commitment of the assigning Lender subject to such assignment (determined as of the effective date of the assignment) shall be equal to $5,000,000 (or any larger multiple of $1,000,000), and (iii) no interest may be sold by a Lender pursuant to this paragraph (c) to any Assignee that is not then a Lender, or an Affiliate of a Lender, without the prior written consent of the Borrower and the Administrative Agent, which consent of the Borrower and the Administrative Agent shall not be unreasonably withheld or delayed. Upon (A) execution of the Assignment Agreement by such transferor Lender, such Assignee, the Administrative Agent and (if applicable) the Borrower, (B) delivery of a Notice of Assignment and an executed copy of the Assignment Agreement to the Borrower and the Administrative Agent, (C) payment by such Assignee to such transferor Lender of an amount equal to the purchase price agreed between such transferor Lender and such Assignee, and (D) payment of a processing and recordation fee of $3,000 to the Administrative Agent, such Assignee shall, on the "Effective Date" as provided in the Assignment Agreement, for all purposes be a Lender party to this Agreement and shall have all the rights and obligations of a Lender under this Agreement to the same extent as if it were an original party hereto with a Commitment as set forth in such instrument of assumption, and the transferor Lender shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by the Borrower, the Lenders or the Administrative Agent shall be required. Upon the consummation of any transfer to an Assignee pursuant to this paragraph (c), the transferor Lender, the Administrative Agent and the Borrower shall make appropriate arrangements so that, if required, a new
     Note is issued to such Assignee and, if necessary, a new Note shall be issued to the transferor Lender.

          (d) Subject to the provisions of Section 9.09, the Borrower authorizes each Lender to disclose to any Participant, Assignee or other transferee (each a "Transferee") and any prospective Transferee any and all financial information in such Lender's possession concerning the Borrower which has been delivered to such Lender by the Borrower pursuant to this Agreement or which has been delivered to such Lender by the Borrower in connection with such Lender's credit evaluation prior to entering into this Agreement.

          (e) Transferees shall be entitled to receive a greater payment under
     Section 2.07 or 2.08 than the transferor Lender would have been entitled to receive with respect to the rights transferred, only if such transfer is made with the Borrower's prior written consent or by reason of the provisions of Section 2.11 requiring such Lender to designate a different Lending Installation under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

          (f) Anything in this Section 9.08 to the contrary notwithstanding, any Lender may assign and pledge all or any portion of the Loans and/or obligations owing to it to any Federal Reserve Bank or the United States Treasury as collateral security pursuant to

     Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank, provided that
                                                                 --------
     any payment in respect of such assigned Loans and/or obligations made by the Borrower to the assigning and/or pledging Lender in accordance with the terms of this Agreement shall satisfy the Borrower's obligations hereunder in respect of such assigned Loans and/or obligations to the extent of such payment. No such assignment shall release the assigning and/or pledging Lender from its obligations hereunder.

     SECTION 9.09.  Confidentiality.  Each Lender agrees to exercise its
                    ---------------
reasonable efforts and in any event not less than the same degree of care as it uses to maintain its own confidential information in maintaining the confidentiality of any information delivered or made available by the Borrower to it which is clearly indicated to be confidential information from any one other than persons employed or retained by such Lender who are or are expected to become engaged in evaluating, approving, structuring or administering the Loans; provided, however that nothing herein shall prevent any Lender from
       --------  -------
disclosing such information (i) to any other Lender or an affiliate of any Lender, (ii) upon the order of any court or administrative agency, (iii) upon the request or demand of any regulatory agency or authority having jurisdiction over such Lender, (iv) which has been publicly disclosed by means which are not violative of this Section 9.09, (v) to the extent reasonably required in connection with any litigation to which the Administrative Agent, any Lender or their respective Affiliates may be a party, (vi) to the extent reasonably required in connection with the exercise of any right, power of remedy hereunder or under any of the other Loan Documents, (vii) to such Lender's legal counsel and independent auditors and (viii) to any actual or proposed Participant, Assignee or other Transferee of all or part of its rights hereunder which has agreed in writing (aa) to be bound by the provisions of this Section 9.09 and
(bb) that the Borrower is a third party beneficiary of such agreement, and (cc) to return all copies of the confidential information to the Administrative Agent if the proposed assignment or participation is not consummated.

     SECTION 9.10.  Representation by Lenders.  Each Lender hereby represents
                    -------------------------
that it is a commercial lender or financial institution which makes Loans in the ordinary course of its business and that it will make its Loans hereunder for its own account in the ordinary course of such business; provided, however that,
                                                         --------  -------
subject to Section 9.08, the disposition of the Note or Notes held by that Lender shall at all times be within its exclusive control.

     SECTION 9.11.  Obligations Several.  The obligations of each Lender
                    -------------------
hereunder are several, and no Lender shall be responsible for the obligations or commitment of any other Lender hereunder. Nothing contained in this Agreement and no action taken by Lenders pursuant hereto shall be deemed to constitute the Lenders to be a partnership, an, association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and each Lender shall be entitled to protect and enforce its rights arising out of this Agreement or any other Loan Document and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

     SECTION 9.12.  Georgia Law .  This Agreement and each Note shall be
                    -----------
construed in accordance with and governed by the law of the State of Georgia without regard to the effect of conflicts of laws.

     SECTION 9.13.  Interpretation.  No provision of this Agreement or any of
                    --------------
the other Loan Documents shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

     SECTION 9.14.  WAIVER OF JURY TRIAL; CONSENT TO JURISDICTION.  THE
                    ---------------------------------------------
BORROWER (A) AND EACH OF THE LENDERS AND THE ADMINISTRATIVE AGENT IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF THIS AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, (B) SUBMITS TO THE NONEXCLUSIVE PERSONAL JURISDICTION IN THE STATE OF GEORGIA, THE COURTS THEREOF AND THE UNITED STATES DISTRICT COURTS SITTING THEREIN, FOR THE ENFORCEMENT OF THIS AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS, AND (C) WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAW OF ANY JURISDICTION TO OBJECT ON ANY BASIS (INCLUDING, WITHOUT LIMITATION, INCONVENIENCE OF FORUM) TO JURISDICTION OR VENUE WITHIN THE STATE OF GEORGIA FOR THE PURPOSE OF LITIGATION TO ENFORCE THIS AGREEMENT, THE NOTES OR THE OTHER LOAN DOCUMENTS. NOTHING HEREIN CONTAINED, HOWEVER, SHALL PREVENT THE ADMINISTRATIVE AGENT OR THE BANKS FROM BRINGING ANY ACTION OR EXERCISING ANY RIGHTS AGAINST THE BORROWER PERSONALLY, AND AGAINST ANY ASSETS OF THE BORROWER, WITHIN ANY OTHER STATE OR JURISDICTION.

     SECTION 9.15.  Counterparts.  This Agreement may be signed in any number
                    ------------
of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     SECTION 9.16.  Severability.  In case any one or more of the provisions
                    ------------
contained in this Agreement, the Notes or any of the other Loan Documents should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby and shall be enforced to the greatest extent permitted by law.

     SECTION 9.17.  Interest.  In no event shall the amount of interest, and
                    --------
all charges, amounts or fees contracted for, charged or collected pursuant to this Agreement, the Notes or the other Loan Documents and deemed to be interest under applicable law (collectively, "Interest") exceed the highest rate of interest allowed by applicable law (the "Maximum Rate"), and in the event any such payment is inadvertently received by any Lender, then the excess sum (the

"Excess") shall be credited as a payment of principal, unless the Borrower shall notify such Lender in writing that it elects to have the Excess returned forthwith. It is the express intent hereof that the Borrower not pay and the Lenders not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may legally be paid by the Borrower under applicable law. The right to accelerate maturity of any of the Loans does not include the right to accelerate any interest that has not otherwise accrued on the date of such acceleration, and the Administrative Agent and the Lenders do not intend to collect any unearned interest in the event of any such acceleration. All monies paid to the Administrative Agent or the Lenders hereunder or under any of the Notes or the other Loan Documents, whether at maturity or by prepayment, shall be subject to rebate of unearned interest as and to the extent required by applicable law. By the execution of this Agreement, the Borrower covenants, to the fullest extent permitted by law, that (i) the credit or return of any Excess shall constitute the acceptance by the Borrower of such Excess, and (ii) the Borrower shall not seek or pursue any other remedy, legal or equitable, against the Administrative Agent or any Lender, based in whole or in part upon contracting for charging or receiving any Interest in excess of the Maximum Rate. For the purpose of determining whether or not any Excess has been contracted for, charged or received by the Administrative Agent or any Lender, all interest at any time contracted for, charged or received from the Borrower in connection with this Agreement, the Notes or any of the other Loan Documents shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread in equal parts throughout the full term of the Commitments. The Borrower, the Administrative Agent and each Lender shall, to the maximum extent permitted under applicable law, (i) characterize any non-principal payment as an expense, fee or premium rather than as Interest and (ii) exclude voluntary prepayments and the effects thereof. The provisions of this Section shall be deemed to be incorporated into each Note and each of the other Loan Documents (whether or not any provision of this Section is referred to therein). All such Loan Documents and communications relating to any Interest owed by the Borrower and all figures set forth therein shall, for the sole purpose of computing the extent of obligations hereunder and under the Notes and the other Loan Documents be automatically recomputed by the Borrower, and by any court considering the same, to give effect to the adjustments or credits required by this Section.

     SECTION 9.18.  Replacement of Lenders.  If (i) any Lender or the Swing
                    ----------------------
Line Lender demands payment of amounts pursuant to Section 2.07 or 2.08 that exceed comparable amounts being demanded by the other Lenders in respect of the circumstances described in either such Section, or (ii) any Lender sends the Borrower a notice of violation of applicable law, rule, regulation, or directive pursuant to Section 2.09 and such notice is not sent by the other Lenders, then in any such case the Borrower may, in its sole discretion and at its sole expense, on 10 Business Days' prior notice to the Administrative Agent and the affected Lender, cause such Lender to (and such Lender shall) assign, pursuant to Section 9.08(c), all of its rights and obligations under this Agreement to a financial institution designated by the Borrower that is willing to become a Lender, such assignment to be made upon payment to the assigning Lender of an amount equal to the outstanding principal amount of the Loans payable to such Lender plus all accrued but unpaid interest on such Loans, all accrued but
       ----
unpaid fees with respect to such Lender's Commitment, and all other amounts payable to such Lender under this Agreement.

Without limiting the foregoing, the Borrower may in lieu of finding a replacement Lender for the affected Lender, elect to reduce the Aggregate Commitment by the amount of the Commitment of such affected Lender.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers or member, as the case may be, as of the day and year first above written.


                                       NATIONAL DATA CORPORATION



Address for Notices:
-------------------                   By: /s/ Robert L. Walker
                      Name:              -------------------------------------
                                         Title: Chief Financial Officer
National Data Plaza
Atlanta, Georgia  30329-2010
Attention: E. Michael Ingram, Esq.
Telecopier No.: 404/728-2990

                                       Attest: /s/ E. Michael Ingram
                                              ----------------------------------
                                              Name: E. Michael Ingram
                                              Title: Secretary

                                       THE FIRST NATIONAL BANK OF CHICAGO,
                                       as Administrative Agent and Lender



Address for Notices
-------------------
                                       By: /s/ A. R. Chicop
                                          --------------------------------------
One First National Plaza                  Name: A. R. Chicop
Mail Suite 0324, Tenth Floor              Title: Agent
Chicago, Illinois  60670
Attention:  David McNeela
Telecopier No.:  312/732-2991

                                       Lending Installation:
                                       --------------------

                                       One First National Plaza
                                       Chicago, Illinois 60670


                                       SYNDICATED LOAN COMMITMENT:
                                       --------------------------

                                       $40,000,000

                                       WACHOVIA BANK, N.A.,
                                       as Documentation Agent and Lender



Address for Notices
-------------------
                                       By: /s/ William B. Nixon
                                          --------------------------------------
191 Peachtree Street                      Name: William B. Nixon
29th Floor                                Title: Vice President
Atlanta, Georgia  30303
Attention:  William B. Nixon
Telecopier No.:  404/332-5016



                                       Lending Installation:
                                       --------------------

                                       191 Peachtree Street
                                       Atlanta, Georgia


                                       SYNDICATED LOAN COMMITMENT:
                                       --------------------------

                                       $40,000,000

                                       SUNTRUST BANK, ATLANTA,
                                       as Lender



Address for Notices                    By: /s/ Christopher Deisley
-------------------                       --------------------------------------
                                          Name: Christopher Deisley
                                          Title: First Vice President
25 Park Place, N.E.
23rd Floor
Atlanta, Georgia  30303
Attention: Brian Peters
Telecopier No.:  404/588-8833          By: /s/ R. Michael Dunlap
                                          -------------------------------------
                                          Name: R. Michael Dunlap
                                          Title: Vice President

                                       Lending Installation:
                                       --------------------

                                       25 Park Place, N.E.
                                       Atlanta, Georgia


                                       SYNDICATED LOAN COMMITMENT:
                                       --------------------------

                                       $35,000,000

                                       FIRST AMERICAN NATIONAL BANK,
                                       as Lender



Address for Notices
-------------------
                                       By: /s/ Mary E. Buckner
                                          -----------------------
                                          Name: Mary E. Buckner
Suite 100                                 Title: Vice President
One Union Square
Chattanooga, TN 37402
Attention:  Mary Buckner
Telecopier No.:  423/755-6014



                                       Lending Installation:
                                       ---------------------
                                       Suite 100, One Union Square
                                       ---------------------------
                                       Chattanooga, TN 37402
                                       ---------------------------


                                       SYNDICATED LOAN COMMITMENT:
                                       --------------------------

                                       $10,000,000

                                 EXHIBIT "A-1"


                       SYNDICATED REVOLVING CREDIT NOTE
                       --------------------------------



U.S. $_____________                                         December __, 1997
                                                            Atlanta, Georgia



     FOR VALUE RECEIVED, the undersigned NATIONAL DATA CORPORATION, a Delaware corporation (herein called "the Borrower"), hereby promises to pay to the order of [LENDER] (herein, together with any subsequent holder hereof, called the "Lender"), for the account of its applicable Lending Installation, the lesser of
(i) the principal sum of _______ MILLION AND NO/100 DOLLARS ($__________.00), and (ii) the outstanding principal amount of the Syndicated Loans made by Lender to the Borrower pursuant to the terms of the Credit Agreement referred to below on the earlier of (x) the Facility Termination Date, and (y) the date on which all amounts outstanding under this Syndicated Revolving Credit Note have become due and payable pursuant to the provisions of Article VII of the Credit Agreement. The Borrower likewise promises to pay interest on the outstanding principal amount of each such Loan, at such interest rates, payable at such times, and computed in such manner, as are specified for such Loan in the Credit Agreement in strict accordance with the terms thereof.

     The Lender shall record all Syndicated Loans made pursuant to its Commitment under the Credit Agreement and all payments of principal of such Syndicated Loans and, prior to any transfer hereof, shall endorse such Syndicated Loans and payments on the schedule annexed hereto and made a part hereof, or on any continuation thereof which shall be attached hereto and made a part hereof, which endorsement shall constitute prima facie evidence of the
                                                -----------
accuracy of the information so endorsed; provided, however, that delay or
                                         --------  -------
failure of the Lender to make any such endorsement or recordation shall not affect the obligations of the Borrower hereunder or under the Credit Agreement with respect to the Syndicated Loans evidenced hereby.

     Any principal or, to the extent not prohibited by applicable law, interest due under this Syndicated Revolving Credit Note that is not paid on the due date therefor, whether on the Facility Termination Date, or resulting from the acceleration of maturity upon the occurrence of an Event of Default, shall bear interest from the date due to payment in full at the rate as provided in Section 2.06(e) of the Credit Agreement.

     All payments of principal and interest shall be made in lawful money of the United States of America in immediately available funds at the office of the Administrative Agent specified in the Credit Agreement.

     This Syndicated Revolving Credit Note is issued pursuant to, and is one of the Syndicated Notes referred to in, the Credit Agreement dated as of December __, 1997, among National Data Corporation, The First National Bank of Chicago, as Administrative Agent, Wachovia Bank, N.A., as Documentation Agent, and the banks and other lending institutions listed on the signature pages thereof (as the same may be further amended, modified or supplemented from time to time, the "Credit Agreement") and each assignee thereof becoming a "Lender" as provided therein, and the Lender is and shall be entitled to all benefits thereof.
Except as otherwise expressly defined herein, capitalized terms defined in the Credit Agreement are used herein with the same meanings. The Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and for mandatory prepayments upon the occurrence of certain events.

     The Borrower agrees to make payments of principal on the Syndicated Loans outstanding hereunder on the dates and in the amounts specified in the Credit Agreement for such Syndicated Loans in strict accordance with the terms thereof.

     This Syndicated Revolving Credit Note may be prepaid in whole or in part, without premium or penalty but with accrued interest on the principal amount prepaid to the date of prepayment, and otherwise in accordance with the terms and conditions of Section 2.06 of the Credit Agreement.

     In case an Event of Default shall occur and be continuing, the principal of and all accrued interest on this Syndicated Revolving Credit Note may automatically become, or be declared, due and payable in the manner and with the effect provided in the Credit Agreement. The Borrower agrees to pay, and save the Lender harmless against any liability for the payment of, all reasonable out-of-pocket costs and expenses, including reasonable attorneys' fees actually incurred by or on behalf of the Lender, arising in connection with the enforcement by the Lender of any of its rights under this Syndicated Revolving Credit Note or the Credit Agreement.

     This Syndicated Revolving Credit Note has been executed and delivered in Georgia and the rights and obligations of the Lender and the Borrower hereunder shall be governed by and construed in accordance with the laws (without giving effect to the conflict of law principles thereof) of the State of Georgia.

     The Borrower expressly waives any presentment, demand, protest or notice in connection with this Syndicated Revolving Credit Note, now or hereafter required by applicable law. TIME IS OF THE ESSENCE OF THIS SYNDICATED REVOLVING CREDIT NOTE.

     IN WITNESS WHEREOF, the Borrower has caused this Syndicated Revolving Credit Note to be executed and delivered by its duly authorized officers as of the date first above written.

                              NATIONAL DATA CORPORATION



                              By:
                                 ----------------------
                                 Name:
                                 Title:



                              Attest:
                                     -------------------
                                     Name:
                                     Title:    Secretary

                  SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL
                                      TO
                      SYNDICATED REVOLVING CREDIT NOTE OF
                                   [LENDER]
                            DATED DECEMBER __, 1997


                Principal        Maturity    Principal
                Amount of      of Interest     Amount      Unpaid
   Date      Syndicated Loan     Period         Paid       Balance
-----------  ----------------  -----------   ---------     -------

                                 EXHIBIT "A-2"

                             COMPETITIVE BID NOTE
                             --------------------



                                                        December __, 1997
                                                        Atlanta, Georgia



     FOR VALUE RECEIVED, the undersigned NATIONAL DATA CORPORATION, a Delaware corporation (herein called "Borrower"), hereby promises to pay to the order of [LENDER] (herein, together with any subsequent holder hereof, called the "Lender"), for the account of its applicable Lending Installation, the outstanding principal amount of each Competitive Bid Loan made by the Lender to Borrower pursuant to the terms of the Credit Agreement referred to below on the earlier of (x) the last day of the Interest Period applicable to each such Competitive Bid Loan, and (y) the date on which all amounts outstanding under this Competitive Bid Note have become due and payable pursuant to the provisions of Article VII of the Credit Agreement. Borrower likewise promises to pay interest on the outstanding principal amount of each such Competitive Bid Loan, at such interest rate, payable at such times, and computed in such manner, as are specified for such Competitive Bid Loan in the Credit Agreement in strict accordance with the terms thereof.

     The Lender shall record all Competitive Bid Loans made pursuant to the Credit Agreement and all payments of principal of such Competitive Bid Loans and, prior to any transfer hereof, shall endorse such Competitive Bid Loans and payments on the schedule annexed hereto and made a part hereof, or on any continuation thereof which shall be attached hereto and made a part hereof, which endorsement shall constitute prima facie evidence of the accuracy of the
                                   -----------
information so endorsed; provided, however, that delay or failure of the Lender
                         --------  -------
to make any such endorsement or recordation shall not affect the obligations of Borrower hereunder or under the Credit Agreement with respect to the Competitive Bid Loans evidenced hereby.

     Any principal or, to the extent not prohibited by applicable law, interest due under this Competitive Bid Note that is not paid on the due date therefor, whether on the last day of any applicable Interest Period or any other date on which interest is due and payable on any Competitive Bid Loan, or on the Facility Termination Date, or resulting from the acceleration of maturity upon the occurrence of an Event of Default, shall bear interest from the date due to payment in full at the rate as provided in Section 2.06(e) of the Credit Agreement.

     This Competitive Bid Note is issued pursuant to the Credit Agreement dated as of December __, 1997 among National Data Corporation, The First National Bank of Chicago, as

Administrative Agent, Wachovia Bank, N.A., as Documentation Agent, and the banks and other lending institutions listed on the signature pages thereof (as the same may be amended, restated or supplemented from time to time, the "Credit Agreement") and each assignee thereof becoming a "Lender" as provided therein, and the Lender is and shall be entitled to all benefits thereof. Except as otherwise expressly defined therein, terms defined in the Credit Agreement are used herein with the same meanings. The Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and for mandatory prepayments upon the occurrence of certain events.

     Borrower agrees to make payments of principal on the Competitive Bid Loans outstanding hereunder on the dates and in the amounts specified in the Credit Agreement for such Competitive Bid Loans in strict accordance with the terms thereof.

     This Competitive Bid Note may be prepaid in whole or in part, without premium or penalty but with accrued interest on the principal amount prepaid to the date of prepayment, and otherwise in accordance with the terms and conditions of Section 2.06 of the Credit Agreement.

     In case an Event of Default shall occur and be continuing, the principal of and all accrued interest on this Competitive Bid Note may automatically become, or be declared, due and payable in the manner and with the effect provided in the Credit Agreement. Borrower agrees to pay, and save the Lender harmless against, any liability for the payment of, all reasonable out-of-pocket costs and expenses, including reasonable attorneys' fees actually incurred by or on behalf of the Lender, arising in connection with the enforcement by the Lender of any of its rights under this Competitive Bid Note or the Credit Agreement.

     This Competitive Bid Note has been executed and delivered in the State of Georgia, U.S.A., and the rights and obligations of the Lender and Borrower hereunder shall be governed by and construed in accordance with the laws (without giving effect to the conflict of law principles thereof) of the State of Georgia.

     Borrower expressly waives any presentment, demand, protest or notice in connection with this Competitive Bid Note, now or hereafter required by applicable law. TIME IS OF THE ESSENCE OF THIS COMPETITIVE BID NOTE.

     IN WITNESS WHEREOF, Borrower has caused this Competitive Bid Note to be executed and delivered by its duly authorized officers as of the date first above written.

                              NATIONAL DATA CORPORATION


                              By:
                                 -----------------------
                                 Name:
                                 Title:



                              Attest:
                                     -------------------
                                     Name:
                                     Title:    Secretary

                  SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL
                                      TO
                       COMPETITIVE BID NOTE OF [LENDER],
                            DATED DECEMBER __, 1997

                   Principal         Maturity   Principal
                   Amount of       of Interest    Amount     Unpaid
    Date     Competitive Bid Loan    Period        Paid      Balance
-----------  --------------------  -----------  ---------    -------

                                 EXHIBIT "A-3"


                                SWING LINE NOTE
                                ---------------



U.S. $15,000,000.00                                         December 19, 1997
                                                            Atlanta, Georgia



     FOR VALUE RECEIVED, the undersigned NATIONAL DATA CORPORATION, a Delaware corporation (herein called "the Borrower"), hereby promises to pay to the order of THE FIRST NATIONAL BANK OF CHICAGO (herein, together with any subsequent holder hereof, called the "Lender"), for the account of its applicable Lending Installation, the lesser of (i) the principal sum of FIFTEEN MILLION AND NO/100 DOLLARS ($15,000,000.00), and (ii) the outstanding principal amount of the Swing Line Loans made by Lender to the Borrower pursuant to the terms of the Credit Agreement referred to below on the earlier of (x) the Facility Termination Date, and (y) the date on which all amounts outstanding under this Swing Line Note have become due and payable pursuant to the provisions of
Article VII of the Credit Agreement. The Borrower likewise promises to pay interest on the outstanding principal amount of each such Loan, at such interest rates, payable at such times, and computed in such manner, as are specified for such Loan in the Credit Agreement in strict accordance with the terms thereof.

     The Lender shall record all Swing Line Loans made pursuant to its Commitment under the Credit Agreement and all payments of principal of such Swing Line Loans and, prior to any transfer hereof, shall endorse such Swing Line Loans and payments on the schedule annexed hereto and made a part hereof, or on any continuation thereof which shall be attached hereto and made a part hereof, which endorsement shall constitute prima facie evidence of the accuracy
                                           -----------
of the information so endorsed; provided, however, that delay or failure of the
                                --------  -------
Lender to make any such endorsement or recordation shall not affect the obligations of the Borrower hereunder or under the Credit Agreement with respect to the Swing Line Loans evidenced hereby.

     Any principal or, to the extent not prohibited by applicable law, interest due under this Swing Line Note that is not paid on the due date therefor, whether on the Facility Termination Date, or resulting from the acceleration of maturity upon the occurrence of an Event of Default, shall bear interest from the date due to payment in full at the rate as provided in Section 2.06(e) of the Credit Agreement.

     All payments of principal and interest shall be made in lawful money of the United States of America in immediately available funds at the office of the Administrative Agent specified in the Credit Agreement.

     This Swing Line Note is issued pursuant to, and is one of the Swing Line Notes referred to in, the Credit Agreement dated as of December 19, 1997, among National Data Corporation, The First National Bank of Chicago, as Administrative Agent, Wachovia Bank, N.A., as Documentation Agent, and the banks and other lending institutions listed on the signature pages thereof (as the same may be further amended, modified or supplemented from time to time, the "Credit Agreement") and each assignee thereof becoming a "Lender" as provided therein, and the Lender is and shall be entitled to all benefits thereof. Except as otherwise expressly defined herein, capitalized terms defined in the Credit Agreement are used herein with the same meanings. The Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and for mandatory prepayments upon the occurrence of certain events.

     The Borrower agrees to make payments of principal on the Swing Line Loans outstanding hereunder on the dates and in the amounts specified in the Credit Agreement for such Swing Line Loans in strict accordance with the terms thereof.

     This Swing Line Note may be prepaid in whole or in part, without premium or penalty but with accrued interest on the principal amount prepaid to the date of prepayment, and otherwise in accordance with the terms and conditions of Section
2.06 of the Credit Agreement.

     In case an Event of Default shall occur and be continuing, the principal of and all accrued interest on this Swing Line Note may automatically become, or be declared, due and payable in the manner and with the effect provided in the Credit Agreement. The Borrower agrees to pay, and save the Lender harmless against any liability for the payment of, all reasonable out-of-pocket costs and expenses, including reasonable attorneys' fees actually incurred by or on behalf of the Lender, arising in connection with the enforcement by the Lender of any of its rights under this Swing Line Note or the Credit Agreement.

     This Swing Line Note has been executed and delivered in Georgia and the rights and obligations of the Lender and the Borrower hereunder shall be governed by and construed in accordance with the laws (without giving effect to the conflict of law principles thereof) of the State of Georgia.

     The Borrower expressly waives any presentment, demand, protest or notice in connection with this Swing Line Note, now or hereafter required by applicable law. TIME IS OF THE ESSENCE OF THIS SWING LINE NOTE.

     IN WITNESS WHEREOF, the Borrower has caused this Swing Line Note to be executed and delivered by its duly authorized officers as of the date first above written.

                              NATIONAL DATA CORPORATION



                              By:
                                  ----------------------------
                                  Name:
                                  Title:






                              Attest:
                                      -------------------------
                                      Name:
                                      Title:    Secretary

                  SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL
                                      TO
                              SWING LINE NOTE OF
                      THE FIRST NATIONAL BANK OF CHICAGO
                           DATED DECEMBER 19, 1997

                 Principal      Maturity     Principal
                 Amount of     of Interest     Amount     Unpaid
   Date      Swing Line Loan     Period         Paid      Balance
-----------  ---------------   -----------   ---------    -------

                                  EXHIBIT "B"

                         COMPETITIVE BID QUOTE REQUEST
                         -----------------------------
                               (Section 2.04(b))

To: The First National Bank of Chicago, as Administrative Agent

From:  [Borrower]

Re: Credit Agreement dated as of December __, 1997 (which, as it may be amended or modified and in effect from time to time, is herein called the "Agreement") among National Data Corporation, The First National Bank of Chicago, as Administrative Agent, Wachovia Bank, N.A., as Documentation Agent, and the Lenders that are parties thereto.

     1. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to such terms in the Agreement.

     2. We hereby give notice pursuant to Section 2.04(b) of the Agreement that we request Competitive Bid Quotes for the following proposed Competitive Bid Advance(s):

     Borrowing Date: _________, ____

          Principal Amount/1/        Interest Period/2/
          ------------------         -----------------


     3. Such Competitive Bid Quotes should offer [a Competitive Bid Margin] [an Absolute Rate].

     4. Upon our acceptance of any or all of the Competitive Bid Advances offered by the Lenders in response to this request, we shall be deemed to affirm as of the Borrowing Date thereof the representations and warranties made in
Article IV of the Agreement.

                              NATIONAL DATA CORPORATION


                              By:
                                    _________________________________________
                              Title:
                                    _________________________________________

_______________________

/1/Amount must be at least $5,000,000 and an integral multiple of $1,000,000 if in excess thereof.

/2/One, two, three or six months (Eurodollar Auction) or at least 7 and up to 180 days (Absolute Rate Auction), subject to the provisions of the definitions of Eurodollar Interest Period and Absolute Rate Interest Period.

                                  EXHIBIT "C"

                     INVITATION FOR COMPETITIVE BID QUOTES
                     -------------------------------------
                              (Section 2.04 (c))



To: Each of the Lenders party to the Agreement referred to below

Re:  Invitation for Competitive Bid Quotes to National Data Corporation


     Pursuant to Section 2.04(c) of the Credit Agreement dated as of December __, 1997 (which, as it may be amended or modified and in effect from time to time, is herein called, the "Agreement") among National Data Corporation, The First National Bank of Chicago, as Administrative Agent, Wachovia Bank, N.A., as Documentation Agent, and the Lenders that are parties thereto, we are pleased, on behalf of National Data Corporation, to invite you to submit Competitive Bid Quotes to National Data Corporation for the following proposed Competitive Bid Advance(s):

Borrowing Date:  _________, _____

          Principal Amount      Interest Period
          ----------------      ---------------


     Such Competitive Bid Quotes should offer [a Competitive Bid Margin] [an Absolute Rate]. Your Competitive Bid Quote must comply with Section 2.04(d) of the Agreement and the foregoing. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to such terms in the Agreement.

     Please respond to this invitation by no later than [1:00 p.m.] [9:00 a.m.] (Chicago time) on _________, ____.

                              THE FIRST NATIONAL BANK OF
                               CHICAGO, as Administrative Agent

                              By:
                                 ______________________________________________
                                 Name:
                                 Title:

                                  EXHIBIT "D"

                             COMPETITIVE BID QUOTE
                             ---------------------
                               (Section 2.04(d))


To: The First National Bank of Chicago, as Administrative Agent

Re:  Competitive Bid Quote to National Data Corporation

     In response to your Invitation for Competitive Bid Quotes dated ___________, made on behalf of National Data Corporation, we (herein sometimes referred to as the "Quoting Lender") hereby make the following Competitive Bid Quote pursuant to Section 2.04(d) of the Agreement (as hereinafter defined) and on the following terms:

1.  Quoting Lender:
                    ------------------
2.  Person to contact at Quoting Lender:
                                         ----------------
3.  Borrowing Date:                /1/
                    --------------

4. We hereby offer to make Competitive Bid Loan(s) in the following principal amounts, for the following Interest Periods and at the following rates:

    Principal  Interest   [Competitive     [Absolute    Minimum
    Amount/2/  Period/3/  Bid Margin/4/]   Rate/5/]     Amount/6/
    --------   --------   --------------   --------     --------







------------------------------------
/1/As specified in the related Invitation For Competitive Bid Quotes.

/2/Principal amount bid for each Interest Period may not exceed the principal amount requested. Bids must be made for at least $2,500,000 and an integral multiple of $500,000 if in excess thereof.

/3/One, two, three or six months or at least 7 and up to 180 days, as specified in the related Invitation For Competitive Bid Quotes.

/4/Competitive Bid Margin over or under the Eurodollar Base Rate determined for the applicable Interest Period. Specify percentage (rounded to the nearest 1/100 of 1%) and specify whether "PLUS" or "MINUS".

/5/Specify rate of interest per annum (rounded to the nearest 1/100 of 1%).

/6/Specify minimum or maximum amount, if any, which the Borrower may accept (see
Section 2.04(d)(ii)(E)).

     We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the Credit Agreement dated as of December __, 1997 (which, as it may be amended or modified and in effect from time to time, is herein called the "Agreement") among National Data Corporation, The First National Bank of Chicago, as Administrative Agent, Wachovia Bank, N.A., as Documentation Agent, and the Lenders that are parties thereto, irrevocably obligates us to make the Competitive Bid Loan(s) for which any offer(s) are accepted, in whole or in part. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to such terms in the Agreement.

                                    Very truly yours,

                                    [NAME OF LENDER]

                                    By:
                                            ---------------------------
                                    Title:
                                            ---------------------------

                                  EXHIBIT "E"

                            COMPLIANCE CERTIFICATE
                            ----------------------



To:  The Lenders parties to the
     Credit Agreement described below

     This Compliance Certificate is furnished pursuant to that certain Credit Agreement dated as of December 19, 1997 (which, as it may be amended or modified and in effect from time to time, is herein called the "Agreement") among National Data Corporation, The First National Bank of Chicago, as Administrative Agent, Wachovia Bank, N.A., as Documentation Agent, and the Lenders that are parties thereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to such terms in the Agreement.

     THE UNDERSIGNED HEREBY CERTIFIES THAT:

     1.  I am the duly elected _____________________ of the Borrower;

     2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Borrower and its Consolidated Subsidiaries during the accounting period covered by the attached financial statements;

     3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes a Default or an Event of Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth below; and

     4.  Schedule I attached hereto sets forth financial data and computations
         ----------
evidencing compliance with Section 5.03 and Sections 6.01 through 6.09, inclusive, of the Agreement, all of which data and computations are true, complete and correct.

     5.  Schedule II attached hereto sets forth the determination of the
         -----------
Applicable Margin to be paid for Syndicated Advances and facility fee rates to be effective as provided in Section 2.06(c) of the Agreement.

     6.  Schedule III attached hereto sets forth the various financial
         ------------
statements, reports and deliveries which are required under the Agreement and the other Loan Documents and the status of compliance.

     7. The Single Subsidiary Threshold for the most recent fiscal quarter covered by the attached financial statements is $_____________. No Operating Subsidiaries of the Borrower are required to become additional Subsidiary Guarantors under Section 5.03(a) of the Agreement, except as follows:
____________________________________________________.

     8. The Aggregate Subsidiary Threshold for the most recent fiscal quarter covered by the attached financial statements is $__________. No Operating Subsidiaries of the Borrower are required to become additional Subsidiary Guarantors under Section 5.03(b) of the Agreement, other than the following Operating Subsidiaries designated by the Borrower: _______________.

     Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which has been taken, is being taking, or is being proposed to be taken with respect to each such condition or event:

     ________________________________________________________

     ________________________________________________________

     ________________________________________________________

     ________________________________________________________

The foregoing certifications, together with the computations set forth in

Schedule I and Schedule II hereto, and the financial statements and reports
----------     -----------
delivered with this Certificate in support hereof, are made and delivered this ____ day of ____________.



                                    _________________________________
                                    Name: ___________________________
                                    Title:  _________________________

                     SCHEDULE I TO COMPLIANCE CERTIFICATE

                       Compliance as of ___________ with
                 Sections 5.03 and 6.01 through 6.09 inclusive
                               of the Agreement

                     SCHEDULE II TO COMPLIANCE CERTIFICATE

                             Applicable Margin and
                        Facility Fee Rate Determination

                    SCHEDULE III TO COMPLIANCE CERTIFICATE

                 Financial Statements, Reports and Deliveries

                                  EXHIBIT "F"

                             ASSIGNMENT AGREEMENT
                             --------------------

     This Assignment Agreement (this "Assignment Agreement") between __________________________ (the "Assignor") and __________________ (the
"Assignee") is dated as of ________.  The parties hereto agree as follows:


     1.  PRELIMINARY STATEMENT.  The Assignor is a party to a Credit Agreement
         ---------------------
(which, as it may be amended or modified and in effect from time to time, is herein called the "Credit Agreement") described in Item 1 of Schedule 1 attached hereto ("Schedule 1"). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to such terms in the Credit Agreement.


     2.  ASSIGNMENT AND ASSUMPTION.  The Assignor hereby sells and assigns to
         -------------------------
the Assignee, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations under the Credit Agreement such that after giving effect to such assignment the Assignee shall have purchased pursuant to this Assignment Agreement the percentage interest specified in Item 3 of Schedule 1 of all outstanding rights and obligations
                       ----------
under the Credit Agreement relating to the facilities listed in Item 3 of

Schedule 1 and the other Loan Documents.  The aggregate Commitment (or Loans, if
----------
the applicable Commitment has been terminated) purchased by the Assignee hereunder is set forth in Item 4 of Schedule 1.
                                    ----------


     3.  EFFECTIVE DATE.  The effective date of this Assignment Agreement (the
         --------------
"Effective Date") shall be the later of the date specified in Item 5 of Schedule
                                                                        --------
1 or two Business Days (or such shorter period agreed to by the Administrative
-
Agent) after a Notice of Assignment substantially in the form of Exhibit "I"
                                                                 -----------
attached hereto has been delivered to the Administrative Agent. Such Notice of Assignment must include any consents required to be delivered to the Administrative Agent by Section 9.08(c) of the Credit Agreement. In no event will the Effective Date occur if the payments required to be made by the Assignee to the Assignor on the Effective Date under Sections 4 and 5 hereof are not made on the proposed Effective Date. The Assignor will notify the Assignee of the proposed Effective Date no later than the Business Day prior to the proposed Effective Date. As of the Effective Date, (i) the Assignee shall have the rights and obligations of a Lender under the Loan Documents with respect to the rights and obligations assigned to the Assignee hereunder and (ii) the Assignor shall relinquish its rights and be released from its corresponding obligations under the Loan Documents with respect to the rights and obligations assigned to the Assignee hereunder.


     4.  PAYMENTS OBLIGATIONS.  On and after the Effective Date, the Assignee
         --------------------
shall be entitled to receive from the Administrative Agent all payments of principal, interest and fees with respect to the interest assigned hereby. The Assignee shall advance funds directly to the Administrative Agent with respect to all Loans and reimbursement payments made on or after the Effective Date with respect to the interest assigned hereby. [In consideration for the sale and assignment of Loans hereunder, (i) the Assignee shall pay the Assignor, on the Effective Date, an amount equal to the principal amount of the portion of all Floating Rate Loans assigned to the Assignee hereunder and (ii) with respect to each Fixed Rate [Syndicated] Loan made by the Assignor and assigned to the Assignee hereunder which is outstanding on the Effective Date, (a) on the last day of the Interest Period therefor or (b) on such earlier date agreed to by the Assignor and the Assignee or (c) on the date on which any such Fixed Rate [Syndicated] Loan either becomes due (by acceleration or otherwise) or is prepaid (the date as described in the foregoing clauses (a), (b) or (c) being hereinafter referred to as the "Payment Date"), the Assignee shall pay the Assignor an amount equal to the principal amount of the portion of such Fixed Rate [Syndicated] Loan assigned to the Assignee which is outstanding on the Payment Date. If the Assignor and the Assignee agree that the Payment Date for such Fixed Rate [Syndicated] Loan shall be the Effective Date, they shall agree to the interest rate applicable to the portion of such Fixed Rate [Syndicated] Loan assigned hereunder for the period from the Effective Date to the end of the existing Interest Period applicable to such Fixed Rate [Syndicated] Loan (the "Agreed Interest Rate") and any interest received by the Assignee in excess of the Agreed Interest Rate shall be remitted to the Assignor. In the event interest for the period from the Effective Date to but not including the Payment Date is not paid with respect to any Fixed Rate [Syndicated] Loan sold by the Assignor to the Assignee hereunder, the Assignee shall pay to the Assignor interest for such period on the portion of such Fixed Rate [Syndicated] Loan sold by the Assignor to the Assignee hereunder at the applicable rate provided by the Credit Agreement. In the event a prepayment of any Fixed Rate [Syndicated] Loan which is existing on the Payment Date and assigned by the Assignor to the Assignee hereunder occurs after the Payment Date but before the end of the Interest Period applicable to such Fixed Rate [Syndicated] Loan, the Assignee shall remit to the Assignor the excess of the prepayment penalty paid with respect to the portion of such Fixed Rate [Syndicated] Loan assigned to the Assignee hereunder over the amount which would have been paid if such prepayment penalty was calculated based on the Agreed Interest Rate. The Assignee will also promptly remit to the Assignor (i) any principal payments received from the Administrative Agent with respect to Fixed Rate [Syndicated] Loans prior to the Payment Date and (ii) any amounts of interest on Loans and fees received from the Administrative Agent which relate to the portion of the Loans assigned to the Assignee hereunder for periods prior to the Effective Date, in the case of Floating Rate Loans or fees, or the Payment Date, in the case of Fixed Rate [Syndicated] Loans, and not previously paid by the Assignee to the Assignor.]* In the event that either party hereto receives any payment to which the other party hereto is entitled under this Assignment Agreement, then the party receiving such amount shall promptly remit it to the other party hereto.

*Each Assignor may insert its standard payment provisions in lieu of the payment terms included in this Exhibit.

     5.  FEES PAYABLE BY THE ASSIGNEE.  The Assignee shall pay to the Assignor a
         ----------------------------
fee on each day on which a payment of interest or facility fees is made under the Credit Agreement with respect to the amounts assigned to the Assignee hereunder (other than a payment of interest or facility fees for the period prior to the Effective Date or, in the case of Fixed Rate [Syndicated] Loans, the Payment Date, which the Assignee is obligated to deliver to the Assignor pursuant to Section 4 hereof). The amount of such fee shall be the difference between (i) the interest or fee, as applicable, paid with respect to the amounts assigned to the Assignee hereunder and (ii) the interest or fee, as applicable, which would have been paid with respect to the amounts assigned to the Assignee hereunder if each interest rate was ___ of 1% less than the interest rate paid by the Borrower or if the facility fee was ___ of 1% less than the facility fee paid by the Borrowers as the case may be. In addition, the Assignee agrees to pay ___% of the recordation fee required to be paid to the Administrative Agent in connection with this Assignment Agreement.


     6.  REPRESENTATIONS OF THE ASSIGNOR; LIMITATIONS ON THE ASSIGNOR'S
         --------------------------------------------------------------
LIABILITY.  The Assignor represents and warrants that it is the legal and
---------
beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim created by the Assignor. It is understood and agreed that the assignment and assumption hereunder are made without recourse to the Assignor and that the Assignor makes no other representation or warranty of any kind to the Assignee. Neither the Assignor nor any of its officers, directors, employees, agents or attorneys shall be responsible for (i) the due execution, legality, validity, enforceability, genuineness, sufficiency or collectability of any Loan Document, including without limitation, documents granting the Assignor and the other Lenders a security interest in assets of the Borrower or any guarantors, (ii) any representation, warranty or statement made in or in connection with any of the Loan Documents, (iii) the financial condition or creditworthiness of the Borrower or any guarantors, (iv) the performance of or compliance with any of the terms or provisions of any of the Loan Documents, (v) inspecting any of the Property, books or records of the Borrower, (vi) the validity, enforceability, perfection, priority, condition, value or sufficiency of any collateral securing or purporting to secure the Loans or (vii) any mistake, error of judgment, or action taken or omitted to be taken in connection with the Loans or the Loan Documents.


     7.  REPRESENTATIONS OF THE ASSIGNEE.  The Assignee (i) confirms that it has
         -------------------------------
received a copy of the Credit Agreement, together with copies of the financial statements requested by the Assignee and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement, (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Lender and based on such documents and information at it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Loan

Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender,
(v) agrees that its payment instructions and notice instructions are as set forth in the attachment to Schedule 1, [AND] (vi) confirms that none of the
                           ----------
funds, monies, assets or other consideration being used to make the purchase and assumption hereunder are "plan assets" as defined under ERISA and that its rights, benefits and interests in and under the Loan Documents will not be "plan assets" under ERISA[, AND (VII) ATTACHES THE FORMS PRESCRIBED BY THE INTERNAL REVENUE SERVICE OF THE UNITED STATES CERTIFYING THAT THE ASSIGNEE IS ENTITLED TO RECEIVE PAYMENTS UNDER THE LOAN DOCUMENTS WITHOUT DEDUCTION OR WITHHOLDING OF ANY UNITED STATES FEDERAL INCOME TAXES].**

**to be inserted if the Assignee is not incorporated under the laws of the United States, or a state thereof.


     8.  INDEMNITY.  The Assignee agrees to indemnify and hold the Assignor
         ---------
harmless against any and all losses, costs and expenses (including, without limitation, reasonable attorneys' fees) and liabilities incurred by the Assignor in connection with or arising in any manner from the Assignee's non-performance of the obligations assumed under this Assignment Agreement.


     9.  SUBSEQUENT ASSIGNMENTS.  After the Effective Date, the Assignee shall
         ----------------------
have the right pursuant to Section 9.08(c) of the Credit Agreement to assign the rights which are assigned to the Assignee hereunder to any entity or person, provided that (i) any such subsequent assignment does not violate any of the terms and conditions of the Loan Documents or any law, rule, regulation, order, writ, judgment, injunction or decree and that any consent required under the terms of the Loan Documents has been obtained and (ii) unless the prior written consent of the Assignor is obtained, the Assignee is not thereby released from its obligations to the Assignor hereunder, if any remain unsatisfied, including, without limitation, its obligations under [Sections 4, 5 and 8] hereof.


     10.  REDUCTIONS OF AGGREGATE COMMITMENT.  If any reduction in the Aggregate
          ----------------------------------
Commitment occurs between the date of this Assignment Agreement and the Effective Date, the percentage interest specified in Item 3 of Schedule 1 shall
                                                               ----------
remain the same, but the dollar amount purchased shall be recalculated based on the reduced Aggregate Commitment.


     11.  ENTIRE AGREEMENT.  This Assignment Agreement and the attached Notice
          ----------------
of Assignment embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings between the parties hereto relating to the subject matter hereof.


     12.  GOVERNING LAW.  This Assignment Agreement shall be governed by the
          -------------
internal law, and not the law of conflicts, of the State of Georgia.


     13.  NOTICES.  Notices shall be given under this Assignment Agreement in
          -------
the manner set forth in the Credit Agreement. For the purpose hereof, the addresses of the parties hereto (until notice of a change is delivered) shall be the address set forth in the attachment to Schedule 1.
                                           ----------


     IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement by their duly authorized officers as of the date first above written.

                              [NAME OF ASSIGNOR]

                              By:
                                      ----------------------------
                              Title:
                                      ----------------------------

                                      ----------------------------

                                      ----------------------------


                              [NAME OF ASSIGNEE]

                              By:
                                      ----------------------------
                              Title:
                                      ----------------------------

                                      ----------------------------

                                      ----------------------------

                                  SCHEDULE 1
                            to Assignment Agreement

1. Description and Date of Credit Agreement: Credit Agreement dated December __,
                                             1997, among National Data
                                             Corporation, The First National
                                             Bank of Chicago, as Administrative
                                             Agent, Arranger and Syndication
                                             Agent, Wachovia Bank, N.A., as
                                             Documentation Agent, and the
                                             Lenders that are parties thereto.

2.   Date of Assignment Agreement:
                                    ------------------

3.   Amounts (As of Date of Item 2 above):

                              Syndicated Revolving         Competitive Bid
                                 Credit Facility               Facility
                            ------------------------     --------------------
a.   Total of Commitments
     (Loans)** under
     Credit Agreement                          $____                    $____

b.   Assignee's Percentage
     of each Facility** purchased
     under the Assignment
     Agreement***           ____%                        ____%

c.   Amount of Assigned Share in
     each Facility purchased under
     the Assignment
     Agreement                                 $____                    $____

4.   Assignee's Aggregate (Loan
     Amount)*  Commitment Amount
     Purchased Hereunder:                      $____________

5.   Proposed Effective Date:                   ____________

Accepted and Agreed:

[NAME OF ASSIGNOR]                           [NAME OF ASSIGNEE]

By:                                          By:
       -------------------------                    ------------------------
Title:                                       Title:
       -------------------------                    ------------------------

  *  Commitments and Loans to both Borrowers under each Facility must be
                              ----
     assigned together
 ** If a Commitment has been terminated, insert outstanding Loans in place of Commitment
***  Percentage taken to 10 decimal places

               ATTACHMENT TO SCHEDULE 1 TO ASSIGNMENT AGREEMENT

        Attach Assignor's Administrative Information Sheet, which must include notice address for the Assignor and the Assignee

                                  EXHIBIT "G"

                LOAN/CREDIT RELATED MONEY TRANSFER INSTRUCTION
                ----------------------------------------------

To:  The First National Bank of Chicago,
     as Administrative Agent (the "Agent") under the Credit Agreement Described Below.

Re: Credit Agreement, dated December 19, 1997 (as it may be amended or modified and in effect from time to time, the "Credit Agreement"), among National Data Corporation, The First National Bank of Chicago, as Administrative Agent, Wachovia Bank, N.A., as Documentation Agent, and the Lenders that are parties thereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

     The Agent is specifically authorized and directed to act upon the following standing money transfer instructions with respect to the proceeds of Advances or other extensions of credit from time to time until receipt by the Agent of a specific written revocation of such instructions by the undersigned Borrower, provided, however, that the Agent may otherwise transfer funds as hereafter directed in writing by the undersigned Borrower in accordance with Section 9.01 of the Credit Agreement or based on any telephonic notice made in accordance with Section 2.06(g) of the Credit Agreement.

Facility Identification Number(s)  08596330
Customer/Account Name              National Data Corporation
Transfer Funds To                  Wachovia Bank, Atlanta, GA
                                   ABA #061000010
For Account No.                    17618165 (National Data Corporation)
Reference/Attention To             Proceeds of Loan


Authorized Officer (Customer Representative) for    Date:  December 19, 1997
NATIONAL DATA CORPORATION,
as Borrower

____________________________                        ____________________________
(Please Print)                                      Signature

Bank Officer Name                                   Date:  December 19, 1997

____________________________                        ____________________________
(Please Print)                                      Signature

                                  EXHIBIT "I"
                            TO ASSIGNMENT AGREEMENT

                                    NOTICE
                                 OF ASSIGNMENT
                                 -------------



To:       [BORROWER]*



          [ADMINISTRATIVE AGENT]



From:     [ASSIGNOR] (the "Assignor")

          [ASSIGNEE] (the "Assignee")


          1. We refer to that Credit Agreement (the "Credit Agreement") described in Item 1 of Schedule 1 attached hereto ("Schedule 1"). Capitalized
                       ----------
terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement.

          2. This Notice of Assignment (this "Notice") is given and delivered to ****[the Borrower and]**** the Administrative Agent pursuant to Section 9.08(c) of the Credit Agreement.

          3. The Assignor and the Assignee have entered into an Assignment Agreement, dated as of _________ (the "Assignment"), pursuant to which, among other things, the Assignor has sold, assigned, delegated and transferred to the Assignee, and the Assignee has purchased, accepted and assumed from the Assignor the percentage interest specified in Item 3 of Schedule 1 of all outstandings,
                                               ----------
rights and obligations under the Credit Agreement relating to the facilities listed in Item 3 of Schedule 1. The Effective Date of the Assignment shall be
                    ----------
the later of the date specified in Item 5 of Schedule 1 or two Business Days (or
                                             ----------
such shorter period as agreed to by the Administrative Agent) after this Notice of Assignment and any consents and fees required by Section 9.08(c) of the Credit Agreement have been delivered to the Administrative Agent, provided that the Effective Date shall not occur if any condition precedent agreed to by the Assignor and the Assignee has not been satisfied.

*To be included only if consent must be obtained from the Borrower pursuant to
Section 9.08(c) of the Credit Agreement.

          4. The Assignor and the Assignee hereby give to the Borrower and the Administrative Agent notice of the assignment and delegation referred to herein. The Assignor will confer with the Administrative Agent before the date specified in Item 5 of Schedule 1 to determine if the Assignment Agreement will become
             ----------
effective on such date pursuant to Section 3 hereof, and will confer with the Administrative Agent to determine the Effective Date pursuant to Section 3 hereof if it occurs thereafter. The Assignor shall notify the Administrative Agent if the Assignment Agreement does not become effective on any proposed Effective Date as a result of the failure to satisfy the conditions precedent
agreed to by the Assignor and the Assignee.   At the request of the
Administrative Agent, the Assignor will give the Administrative Agent written confirmation of the satisfaction of the conditions precedent.

          5. The Assignor or the Assignee shall pay to the Administrative Agent on or before the Effective Date the processing fee of $3,000 required by Section 9.08(c) of the Credit Agreement.

          6. If Notes are outstanding on the Effective Date, the Assignor and the Assignee request and direct that the Administrative Agent prepare and cause the Borrower to execute and deliver new Notes or, as appropriate, replacements notes, to the Assignor and the Assignee. The Assignor and, if applicable, the Assignee each agree to deliver to the Administrative Agent the original [Syndicated] Note(s) received by it from the Borrower upon its receipt of [a] new [Syndicated] Note(s) in the appropriate amount(s).

          7. The Assignee advises the Administrative Agent that notice and payment instructions are set forth in the attachment to Schedule 1.
                                                        ----------

          8. The Assignee hereby represents and warrants that none of the funds, monies, assets or other consideration being used to make the purchase pursuant to the Assignment are "plan assets" as defined under ERISA and that its rights, benefits, and interests in and under the Loan Documents will not be "plan assets" under ERISA.

          9. The Assignee authorizes the Administrative Agent to act as its agent under the Loan Documents in accordance with the terms thereof. The Assignee acknowledges that the Administrative Agent has no duty to supply information with respect to the Borrower or the Loan Documents to the Assignee until the Assignee becomes a party to the Credit Agreement.*

*May be eliminated if Assignee is a party to the Credit Agreement prior to the Effective Date.

NAME OF ASSIGNOR                          NAME OF ASSIGNEE

By:                                       By:
       ------------------------                  -----------------------
Title:                                    Title:
       ------------------------                  -----------------------

ACKNOWLEDGED [AND CONSENTED TO]     ACKNOWLEDGED [AND CONSENTED TO]

BY:  THE FIRST NATIONAL BANK        BY:    NATIONAL DATA
     OF CHICAGO, As                        CORPORATION
     Administrative Agent


     By:                                   By:
            -----------------------               -----------------------
     Title:                                Title:
            -----------------------               -----------------------


                [Attach photocopy of Schedule 1 to Assignment]

                                  EXHIBIT "J"

                            CONTRIBUTION AGREEMENT
                            ----------------------

     THIS CONTRIBUTION AGREEMENT (this "Agreement") is entered into as of December 19, 1997, by and among NATIONAL DATA CORPORATION, a Delaware corporation (the "Principal"), each subsidiary of the Principal listed on
Schedule I attached hereto (collectively, the "Guarantors"), and The First
----------
National Bank of Chicago, a national banking association, as Administrative Agent (the "Administrative Agent") for the Lenders (as defined in the Credit Agreement referred to below).

                             W I T N E S S E T H:
                             -------------------

     WHEREAS, pursuant to a certain Credit Agreement dated as of December 19, 1997, among the Principal, The First National Bank of Chicago, as Administrative Agent, Wachovia Bank, N.A., as Documentation Agent, and the banks and other lending institutions from time to time that are parties thereto (such Credit Agreement, as the same may have been or may hereafter from time to time be amended, modified, and restated, being herein referred to as the "Credit Agreement"), the Lenders have agreed to make Loans and other extensions of credit to the Principal;

     WHEREAS, pursuant to the requirements of the Credit Agreement, the Guarantors have executed and delivered a certain Subsidiary Guarantee dated as of December 19, 1997 in favor of the Administrative Agent for the ratable benefit of the Lenders (such Subsidiary Guarantee, as the same may have been or may hereafter from time to time be amended, modified, and restated, being hereinafter referred to as the "Guarantee Agreement");

     WHEREAS, it is a further requirement and condition of the Credit Agreement that the Guarantors execute and deliver an agreement in the form hereof;

     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, and to induce each Guarantor to enter into the Guarantee Agreement, each Guarantor and the Administrative Agent agree as follows:

          SECTION 1.  Indemnity and Subrogation.  In addition to all such rights
                      -------------------------
of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 3), the Principal agrees that in the event a payment shall be made on behalf of the Principal by any Guarantor under the Guarantee Agreement, the Principal shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment.

          SECTION 2.  Contribution and Subrogation.  Each Guarantor (a
                      ----------------------------
"Contributing Guarantor") agrees (subject to Section 3) that, in the event a payment shall be made by any other Guarantor under the Guarantee Agreement and such other Guarantor (the "Claiming Guarantor") shall not have been fully indemnified by the Principal as provided in Section 1, each Contributing Guarantor shall indemnify each Claiming Guarantor in an amount equal to the amount of such payment, in each case multiplied by a fraction of which the numerator shall be the net worth of such Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of the Principal and all Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 12, the date of the Supplement hereto executed and delivered by such Guarantor). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 2 shall be subrogated to the rights of such Claiming Guarantor under Section 1 to the extent of such payment. As used herein, the term "net worth" shall mean, as at any date of determination, the consolidated members' capital, partners' capital, and stockholders' equity of the Principal and the Guarantors, as determined on a consolidated basis in accordance with GAAP.

          SECTION 3.  Subordination.  Notwithstanding any provision of this
                      -------------
Agreement to the contrary, all rights of the Principal and the Guarantors under Sections 1 and 2 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Obligations owing by the Principal. No failure on the part of the Principal or any Guarantor to make the payments required by Sections 1 and 2 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of the Principal or any Guarantor with respect to its obligations hereunder, and the Principal and each Guarantor shall remain liable for the full amount of the obligations of the Principal and each Guarantor hereunder.

          SECTION 4.  Termination.  This Agreement shall survive and be in full
                      -----------
force and effect so long as any Obligation owing by the Principal is outstanding and has not been indefeasibly paid in full in cash, and so long as the Commitments in favor of the Principal under the Credit Agreement have not been terminated, and shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any such Obligation is rescinded or must otherwise be restored by any Lender or any Guarantor upon the bankruptcy or reorganization of the Principal or any Guarantor or otherwise.

          SECTION 5.  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND
                      -------------
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

          SECTION 6.  No Waiver; Amendment.  (a) No failure on the part of the
                      --------------------
Administrative Agent, the Principal, or any Guarantor to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Administrative Agent, the Principal or any Guarantor preclude any other or further exercise thereof or the exercise of any other right power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. None of the Administrative Agent, the Principal and the Guarantors shall be deemed to have waived any rights hereunder unless such waiver shall be in writing and signed by such parties.

          (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into among the Principal, the Guarantors and the Administrative Agent, with the prior written consent of the Required Lenders (except as otherwise provided in the Credit Agreement).

          SECTION 7.  Notices.  All communications and notices hereunder shall
                      -------
be in writing and given as provided in the Guarantee Agreement and addressed as specified therein.

          SECTION 8.  Binding Agreement; Assignments.  Whenever in this
                      ------------------------------
Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the parties that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns. Neither the Principal nor any Guarantor may assign or transfer any of its rights or obligations hereunder (and any such attempted assignment or transfer shall be void) without the prior written consent of the Required Lenders.

          SECTION 9.  Survival of Agreement; Severability.  (a) All covenants
                      -----------------------------------
and agreements made by the Principal and each Guarantor herein and in the certificates or other instruments prepared or delivered in connection with this Agreement or the other Loan Documents shall be considered to have been relied upon by the Administrative Agent, the Lenders, the Principal, and each Guarantor and shall survive the making by the Lenders of the Loans, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loans or any other fee or amount payable by the Principal under the Credit Agreement or this Agreement or under any of the other Loan Documents is outstanding and unpaid or as long as any Commitments in favor of the Principal under the Credit Agreement have not been terminated.

          (b) In case any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          SECTION 10.  Counterparts.  This Agreement may be executed in
                       ------------
counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall be effective with respect to the Principal or Guarantor when a counterpart bearing the signature of the Principal or such Guarantor shall have been delivered to the Administrative Agent. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

          SECTION 11.  Effect of Contribution Agreement.  This Agreement is
                       --------------------------------
intended only to define the relative rights of the Principal and the Guarantors, and nothing set forth in this Agreement is intended to or shall impair the obligations of the Guarantors, jointly and severally, to pay any amounts, as and when the same shall become due and payable in accordance with the terms of the Guarantee Agreement. The parties hereto acknowledge that the rights of indemnification, subrogation, and contribution hereunder shall constitute assets in favor of each Guarantor to which such right of indemnification, subrogation, or indemnification is owing.

          SECTION 12.  Additional Guarantors.  Pursuant to Section 5.03 of the
                       ---------------------
Credit Agreement, certain Subsidiaries of the Principal are required to enter into the Guarantee Agreement as a Guarantor. Upon execution and delivery, after the date hereof, by the Administrative Agent and such a Subsidiary of an instrument in the form of Annex 1 hereto, such Subsidiary shall become a
                          -------
Guarantor hereunder with the same force and effect as if originally named as a Guarantor hereunder. The execution and delivery of any instrument adding an additional Guarantor as a party to this Agreement shall not require the consent of any Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Agreement.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized offices as of the date first appearing above.

                              NATIONAL DATA CORPORATION,
                              as the Principal


                              By:
                                 -----------------------------------
                                 Name:
                                 Title


                              EACH OF THE SUBSIDIARIES LISTED ON SCHEDULE I
                                                                 ----------
                              HERETO, as a Guarantor


                              By:
                                 -----------------------------------
                                 Name
                                 Title:


                              THE FIRST NATIONAL BANK OF CHICAGO,
                              as Administrative Agent


                              By:
                                 -----------------------------------
                                 Name:
                                 Title:

                                 SCHEDULE I

                                 GUARANTORS
                                 ----------


NATIONAL DATA PAYMENT SYSTEMS, INC.
A New York Corporation

NDC/YES CHECK, INC.
A Georgia Corporation

C.I.S. TECHNOLOGIES, INC.
A Delaware Corporation

HEALTH COMMUNICATION SERVICES, INC.
A Virginia Corporation

SOURCE INFORMATICS INC.
A Delaware Corporation

                                   ANNEX I

                   SUPPLEMENT TO NDC CONTRIBUTION AGREEMENT
                   ----------------------------------------

          THIS SUPPLEMENT TO NDC CONTRIBUTION AGREEMENT (this "Supplement") dated as of ________________________, made by _________________, a __________
(the "New Guarantor"), in favor of the Administrative Agent, for the ratable benefit of the Lenders, under the Credit Agreement referred to below.

          A. Reference is made to (a) the Credit Agreement dated as of December 19, 1997 (as amended, supplemented and restated from time to time, the "Credit Agreement"), among National Data Corporation (the "Principal"), The First National Bank of Chicago, as Administrative Agent, Wachovia Bank, N.A., as Documentation Agent, and the banks and other lending institutions from time to time that are parties thereto, (b) the Subsidiary Guarantee dated as of December 19, 1997, among the Guarantors that are parties thereto and the Administrative Agent (as amended, supplemented and restated from time to time, the "Guarantee Agreement"), and (c) the Contribution Agreement dated as of December 19, 1997, among the Principal, the Guarantors that are parties thereto, and the Administrative Agent (as amended, supplemented and restated from time to time, the "Contribution Agreement").

          B. Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to such terms in the Contribution Agreement or the Credit Agreement, as the case may be.

          C. The Principal and the Guarantors have entered into the Contribution Agreement in order to induce the Lenders to make Loans and other extensions of credit to the Principal. Pursuant to Section 5.03 of the Credit Agreement, certain Subsidiaries of the Principal are required to enter into the Guarantee Agreement as a Guarantor. Section 12 of the Contribution Agreement provides that additional Subsidiaries of the Principal may become Guarantors under the Contribution Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary of the Principal (the "New Guarantor") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Contribution Agreement in order to induce the Lenders to make additional Loans and other extensions of credit to the Principal and as consideration for Loans and other extensions of credit previously made.

          Accordingly, the Administrative Agent and the New Guarantor agree as follows:

          SECTION 13. In accordance with Section 12 of the Contribution Agreement, the New Guarantor by its signature below becomes a Guarantor under the Contribution Agreement with the same force and effect as if originally named therein as a Guarantor, and the New Guarantor hereby agrees to all the terms and provisions of the Contribution Agreement applicable to it as a Guarantor thereunder. Each reference to a "Guarantor" in the Contribution Agreement shall deemed to include the New Guarantor. The Contribution Agreement is hereby incorporated herein by reference.

          SECTION 14. The New Guarantor represents and warrants to the Administrative Agent and the Lenders that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

          SECTION 15. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Guarantor and the Administrative Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

          SECTION 16. Except as expressly supplemented hereby, the Contribution Agreement shall remain in full force and effect.

          SECTION 17. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

          SECTION 18. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Contribution Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          SECTION 19. All communications and notices hereunder shall be in writing and given as provided in Section 7 of the Contribution Agreement. All communications and notices hereunder to the New Guarantor shall be given to it at the address of the Principal.

          SECTION 20. The New Guarantor agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Administrative Agent.

          IN WITNESS WHEREOF, the New Guarantor and the Administrative Agent have duly executed this Supplement to the Contribution Agreement as of the day and year first above written.

                              [NAME OF NEW GUARANTOR]


                              By:
                                 -----------------------------------
                                 Name:
                                 Title:


                              THE FIRST NATIONAL BANK OF CHICAGO,
                              as Administrative Agent


                              By:
                                 -----------------------------------
                                 Name:
                                 Title:

                                  EXHIBIT "I"

                             SUBSIDIARY GUARANTEE
                             --------------------

          THIS SUBSIDIARY GUARANTEE (this "Guarantee") is made as of the 19th day of December, 1997, by each of the subsidiaries of National Data Corporation, a Delaware corporation (the "Principal"), listed on Schedule I attached hereto
                                                    ----------
(each a "Subsidiary Guarantor" and collectively the "Subsidiary Guarantors") in favor of the Administrative Agent, for the ratable benefit of the Lenders, under the Credit Agreement referred to below;


                             W I T N E S S E T H:
                             -------------------


          WHEREAS, the Principal, The First National Bank of Chicago, as Administrative Agent (the "Administrative Agent"), Wachovia Bank, N.A., as Documentation Agent, and the banks and lending institutions from time to time that are lenders thereunder ("Lenders") have entered into a certain Credit Agreement dated as of December 19, 1997 (as the same may have been or may hereafter be amended or supplemented from time to time, the "Credit Agreement") providing, subject to the terms and conditions thereof, for Loans and other extensions of credit to be made by the Lenders to the Principal;

          WHEREAS, it is a requirement of the Credit Agreement that the Subsidiary Guarantors execute and deliver this Guarantee whereby the Subsidiary Guarantors shall guarantee the payment when due of all principal, interest and all other amounts that shall be at any time payable by the Principal under the Credit Agreement, the Notes, and the other Loan Documents;

          WHEREAS, in consideration of the financial and other support that the Principal has provided, and such financial and other support as the Principal may in the future provide, to the Subsidiary Guarantors, and in order to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and extend credit to the Principal thereunder, the Subsidiary Guarantors are willing to guarantee the obligations of the Principal under the Credit Agreement, the Notes, and the other Loan Documents;

          NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1.  Definitions.
                      ------------

          (a) Terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein.

          (b) As used herein, "Material Adverse Effect" shall mean, with respect to any event, act, condition or occurrence of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, occurrence or occurrences, whether or not related, a material adverse change in, or a material adverse effect upon, any of (i) the financial condition, operations, business, properties or prospects of the Principal and its Consolidated Subsidiaries (as defined in the Credit Agreement and including, for purposes hereof, GPS and its Consolidated Subsidiaries) taken as a whole, (ii) the rights and remedies of the Administrative Agent or the Lenders under the Loan Documents, or the ability of the Principal or any Subsidiary Guarantor hereunder to perform its obligations under the Loan Documents to which it is a party, as applicable, or (iii) the legality, validity or enforceability of any Loan Document.

          SECTION 2.01 Representations and Warranties.  Each Subsidiary
                       -------------------------------
Guarantor represents and warrants (which representations and warranties shall be deemed to have been renewed upon each Borrowing by the Principal under the Credit Agreement) that:

          (a) It (i) is a corporation, limited liability company, or partnership, as the case may be, duly organized or formed, validly existing and in good standing under the laws of its jurisdiction of organization or formation; (ii) has all requisite power, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted; and (iii) is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify would have a Material Adverse Effect.

          (b) It has all necessary power and authority to execute, deliver and perform its obligations under this Guarantee; the execution, delivery and performance of this Guarantee have been duly authorized by all necessary organizational action; and this Guarantee has been duly and validly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, or moratorium or other similar laws relating to the enforcement of creditors' rights generally and by general equitable principles.

          (c) Neither the execution and delivery by it of this Guarantee nor compliance with the terms and provisions hereof will conflict with or result in a breach of, or require any consent under, organizational documents or any material applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any material agreement or instrument to which it is a party or by which it is bound or to which it is subject, or constitute a default under any such material agreement or instrument, or result in the creation or imposition of any Lien upon any of its revenues or assets pursuant to the terms of any such material agreement or instrument.

          SECTION 2.02 Covenants.   Each Subsidiary Guarantor covenants that, so
                       ----------
long as any Lender has any Commitment to the Principal outstanding under the Credit Agreement or any amount payable by the Principal under the Credit Agreement or any Note shall remain unpaid, that it will, and, if necessary, will enable the Principal, to fully comply with those covenants and agreements set forth in Articles V and VI of the Credit Agreement.

          SECTION 3.  The Guarantee.  Each Subsidiary Guarantor hereby
                      --------------
unconditionally guarantees, jointly and severally, the full and punctual payment (whether at stated maturity, upon acceleration or otherwise) of the principal of and interest on each Note issued by the Principal pursuant to the Credit Agreement, and the full and punctual payment of all other amounts payable by the Principal under the Credit Agreement and the other Loan Documents including, without limitation, all Obligations owing by the Principal (all of the foregoing, including without limitation, interest accruing or that would have accrued after the filing of a petition in bankruptcy or other insolvency proceeding, being referred to collectively as the "Guaranteed Obligations"). Upon failure by the Principal to pay punctually any such amount, each Subsidiary Guarantor agrees that it shall forthwith on demand pay the amount not so paid at the place and in the manner specified in the Credit Agreement, each Note and the relevant Loan Documents, as the case may be. Each Subsidiary Guarantor acknowledges and agrees that this is a guarantee of payment when due, and not of collection, and that this Guarantee may be enforced up to the full amount of the Guaranteed Obligations without proceeding against the Principal, any security for the Guaranteed Obligations, or against any other party that may have liability on all or any portion of the Guaranteed Obligations.

          SECTION 4.  Guarantee Unconditional.  The obligations of each
                      ------------------------
Subsidiary Guarantor hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

               (i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Principal under the Credit Agreement, any Note, or any other Loan Document, by operation of law or otherwise or any obligation of any other guarantor of any of the Obligations;

               (ii) any modification or amendment of or supplement to the Credit Agreement, any Note, or any other Loan Document;

               (iii) any release, nonperfection or invalidity of any direct or indirect security for any obligation of the Principal under the Credit Agreement, any Note, any Loan Document, or any obligations of any other guarantor of any of the Obligations;

               (iv) any change in the existence, structure or ownership of the Principal or any other guarantor of any of the Obligations, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Principal, or any other guarantor of the Obligations, or its assets or any resulting release or discharge of any obligation of the Principal, or any other guarantor of any of the Obligations;

               (v) the existence of any claim, setoff or other rights which any Subsidiary Guarantor may have at any time against the Principal, any other guarantor of any of the Obligations, the Agent, any Lender or any other Person, whether in connection herewith or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

               (vi) any invalidity or unenforceability relating to or against the Principal, or any other guarantor of any of the Obligations, for any reason related to the Credit Agreement, any other Loan Document, or any provision of applicable law or regulation purporting to prohibit the payment by the Principal, or any other guarantor of the Obligations, of the principal of or interest on any Note or any other amount payable by the Principal under the Credit Agreement, the Notes, or any other Loan Document; or

               (vii) any other act or omission to act or delay of any kind by the Principal, any other guarantor of the Obligations, the Administrative Agent, any Lender or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of any Subsidiary Guarantor's obligations hereunder.

          SECTION 5.  Discharge Only Upon Payment In Full; Reinstatement In
                      -----------------------------------------------------
Certain Circumstances.  Each Subsidiary Guarantor's obligations hereunder shall
----------------------
remain in full force and effect until all Guaranteed Obligations shall have been paid in full and the Commitments under the Credit Agreement in favor of the Principal shall have terminated or expired. If at any time any payment of the principal of or interest on any Note or any other amount payable by the Principal under the Credit Agreement or any other Loan Document is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Principal or otherwise, each Subsidiary Guarantor's obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

          SECTION 6.  Waiver of Notice.  Each Subsidiary Guarantor irrevocably
                      -----------------
waives acceptance hereof, presentment, demand, protest and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Principal, any other guarantor of the Obligations, or any other Person.

          SECTION 7. Judgment Currency.
                     ------------------

          (a) Each Subsidiary Guarantor shall pay all amounts due hereunder in U.S. dollars, and such obligations hereunder to make payments in U.S. dollars shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than U.S. dollars, except to the extent that such tender or recovery results in the effective receipt by the Lenders and the Administrative Agent of the full amount of U.S. dollars expressed to be payable under this Guarantee or the Credit Agreement. If for the purpose of obtaining or enforcing judgment against a Subsidiary Guarantor in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than U.S. dollars (such other currency being hereinafter referred to as the "Judgment Currency") an amount due in U.S. dollars, the conversion shall be made, and the currency equivalent determined, in each case, as on the day immediately preceding the day on which the judgment is given (such Business Day being hereinafter referred to as the "Judgment Currency Conversion Date").

          (b) If there is a change in the rate of exchange prevailing between the Judgment Currency Conversion Date and the date of actual payment of the amounts due, the applicable Subsidiary Guarantor covenants and agrees to pay, or cause to be paid, such additional amounts, if any (but in any event not a lesser amount), as may be necessary to insure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of U.S. dollars which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate of exchange prevailing on the Judgment Currency Conversion Date.

          (c) For purposes of determining the currency equivalent for this Section, such amounts shall include any premium and costs payable in connection with the purchase of U.S. dollars.

          (d) The currency equivalent of U.S. dollars shall mean, with respect to any monetary amount in a currency other than U.S. dollars, at any time for the determination thereof, the amount of U.S. dollars obtained by converting such foreign currency involved in such computation into U.S. dollars at the spot rate for the purchase of U.S. dollars with the applicable foreign currency as quoted by the Administrative Agent at approximately 11:00 a.m. (Chicago, Illinois time) on the date of determination thereof specified herein or, if the date of determination thereof is not otherwise specified herein, on the date two
(2) Business Days prior to such determination.

          SECTION 8.  Stay of Acceleration.  If acceleration of the time for
                      ---------------------
payment of any amount payable by the Principal under the Credit Agreement, any Note or any other Loan Document is stayed upon the insolvency, bankruptcy or reorganization of the Principal, all such amounts otherwise subject to acceleration under the terms of the Credit Agreement, any Note or any other Loan Document shall nonetheless be payable by each Subsidiary Guarantor hereunder forthwith on demand by the Administrative Agent made at the request of the Required Lenders.

          SECTION 9.  Right of Set Off.  If an Event of Default shall have
                      -----------------
occurred and be continuing, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of any Subsidiary Guarantor against any or all the obligations of such Subsidiary Guarantor now or hereafter existing under this Guarantee, and the other Loan Documents held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Guarantee or any other Loan Document and although such obligations may be unmatured. The rights of each Lender under this Section 9 are in addition to other rights and remedies (including other rights of set off) which such Lender may have.

          SECTION 10.  Notices.  All notices, requests and other communications
                       --------
to any party hereunder shall be given or made by telecopier or other writing and telecopied, or mailed or delivered to the intended recipient at the following address or telecopier number:

          c/o National Data Corporation
          4 Corporate Square
          Atlanta, Georgia 30329-2010
          Attention: Office of Corporate Secretary
          Telecopier No.: 404/728-2990

or such other address or telecopy number as such party may hereafter specify for such purpose by notice to the Administrative Agent in accordance with the provisions of Section 9.01 of the Credit Agreement. Except as otherwise provided in this Guarantee, all such communications shall be deemed to have been duly given when transmitted by telecopier, or personally delivered or, in the case of a mailed notice sent by certified mail return-receipt requested, on the date set forth on the receipt (provided, that any refusal to accept any such notice shall be deemed to be notice thereof as of the time of any such refusal), in each case given or addressed as aforesaid.

          SECTION 11.  No Waivers.  No failure or delay by the Administrative
                       -----------
Agent or any Lenders in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Guarantee, the Credit Agreement, the Notes, and the other Loan Documents shall be cumulative and not exclusive of any rights or remedies provided by law.

          SECTION 12.  Successors and Assigns.  This Guarantee is for the
                       -----------------------
benefit of the Administrative Agent and the Lenders and their respective successors and permitted assigns and in the event of an assignment of any amounts payable under the Credit Agreement, the Notes, or the other Loan Documents, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guarantee shall be binding upon each Subsidiary Guarantor and its successors and permitted assigns.

          SECTION 13.  Changes in Writing.  Neither this Guarantee nor any
                       -------------------
provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by each Subsidiary Guarantor and the Administrative Agent with the consent of the Required Lenders or, if required pursuant to
Section 9.06(a) of the Credit Agreement, all of the Lenders.

          SECTION 14.  GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY
                       ---------------------------------------------------------
TRIAL.  THIS GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE
------
LAW OF THE STATE OF GEORGIA. EACH SUBSIDIARY GUARANTOR HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF GEORGIA AND OF ANY GEORGIA STATE COURT SITTING IN ATLANTA, GEORGIA AND FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTEE (INCLUDING, WITHOUT LIMITATION, ANY OF THE OTHER LOAN DOCUMENTS) OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH SUBSIDIARY GUARANTOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH SUBSIDIARY GUARANTOR, AND THE ADMINISTRATIVE AGENT AND THE LENDERS ACCEPTING THIS GUARANTEE, HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTEE OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          SECTION 15.  Taxes. etc.  All payments required to be made by each
                       -----------
Subsidiary Guarantor hereunder shall be made without set off or counterclaim and free and clear of and without deduction or withholding for or on account of, any present or future taxes, levies, imposts, duties or other charges of whatsoever nature imposed by any government or any political or taxing authority thereof; provided, however, that if a Subsidiary Guarantor is required by law to make
--------  -------
such deduction or withholding, such Subsidiary Guarantor shall forthwith pay to the Administrative Agent or any Lender, as applicable, such additional amount as results in the net amount received by the Administrative Agent or any Lender, as applicable, equaling the full amount which would have been received by the Administrative Agent or any Lender, as applicable, had no such deduction or withholding been made.

          SECTION 16. Additional Subsidiary Guarantors. Upon execution and
                      ---------------------------------
delivery by any subsidiary of the Principal of an instrument in the form of Annex 1 attached hereto, such subsidiary shall become a Subsidiary Guarantor
-------
hereunder with the same force and effect as if originally named a Subsidiary Guarantor herein (each an "Additional Subsidiary Guarantor"). The execution and delivery of any such instrument shall not require the consent of any other Subsidiary Guarantor hereunder. The rights and obligations of each Subsidiary Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any Additional Subsidiary Guarantor as a party to this Guarantee.

          SECTION 17. Other Guarantees. This Guarantee is in addition to, and
                      -----------------
does not supersede or otherwise replace or affect, any other Guarantee that may previously have been executed, or may in the future be executed, in respect of any of the Guaranteed Obligations.

          SECTION 18. Counterparts. This Guarantee may be executed in
                      -------------
counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Guarantee by facsimile transmission shall be an effective as delivery of a manually executed counterpart of this Guarantee.


          IN WITNESS WHEREOF, each Subsidiary Guarantor has caused this Guarantee to be duly executed by its authorized officer as of the day and year first above written.



                              EACH OF THE SUBSIDIARIES OF NDC LISTED
                              ON SCHEDULE I ATTACHED HERETO:
                                 ----------

                              By:
                                 -----------------------------------
                                 Name:
                                      ------------------------------
                                 Title
                                      ------------------------------

                                  SCHEDULE I

                             SUBSIDIARY GUARANTORS
                             ---------------------


NATIONAL DATA PAYMENT SYSTEMS, INC.
A New York Corporation

NDC/YES CHECK, INC.
A Georgia Corporation

C.I.S. TECHNOLOGIES, INC.
A Delaware Corporation

HEALTH COMMUNICATION SERVICES, INC.
A Virginia Corporation

SOURCE INFORMATICS INC.
A Delaware Corporation

                                    ANNEX 1


                      SUPPLEMENT TO SUBSIDIARY GUARANTEE
                      ----------------------------------


     THIS SUPPLEMENT TO SUBSIDIARY GUARANTEE (this "Supplement") dated as of _______, made by ____________________________, a _________________ (the
"Additional Subsidiary Guarantor"), in favor of the Administrative Agent, for the ratable benefit of the Lenders, under the Credit Agreement referred to below.

     A. Reference is made to the Credit Agreement dated as of December 19, 1997 (as the same may have been or may hereafter be amended, supplemented, and restated from time to time, the "Credit Agreement"), among National Data Corporation, a Delaware corporation (the "Principal"), The First National Bank of Chicago, as Administrative Agent (the "Administrative Agent"), Wachovia Bank, N.A., as Documentation Agent, and the banks and lending institutions from time to time that are lenders thereunder (the "Lenders").

     B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the NDC Guarantee.

     C. The Subsidiary Guarantors have entered into the Subsidiary Guarantee in order to induce the Lenders to make Loans and other extensions of credit to the Principal under the Credit Agreement. Pursuant to
          Section 5.03 of the Credit Agreement, certain subsidiaries of the Borrower are required to enter into the Subsidiary Guarantee and become a Subsidiary Guarantor thereunder. The undersigned (the "Additional Subsidiary Guarantor") is executing this Supplement in accordance with the requirements of the Subsidiary Guarantee to become a Subsidiary Guarantor under the Subsidiary Guarantee in order to induce the Lenders to make Loans and other extensions of credit to the Principal and as consideration for Loans and other extensions of credit previously made.

     Accordingly, the Administrative Agent and the Additional Subsidiary Guarantor agree as follows:

     SECTION 1.

          (a) By its signature below, the Additional Subsidiary Guarantor becomes a Subsidiary Guarantor under the Subsidiary Guarantee with the same force and effect as if originally named therein as a Subsidiary Guarantor therein, and the Additional Subsidiary Guarantor hereby (a) agrees to all the terms and provisions of the Subsidiary Guarantee applicable to it as a Subsidiary Guarantor thereunder, and (b) represents and warrants that the representations and warranties made by it as a Subsidiary Guarantor thereunder are true and correct on and as of the date hereof. Each reference to a "Subsidiary Guarantor" in the Subsidiary Guarantee shall be deemed to include the Additional Subsidiary Guarantor. The Subsidiary Guarantee is hereby incorporated herein by reference.

          (b) Without limiting the foregoing, the Additional Subsidiary Guarantor hereby jointly and severally (with respect to the obligations of the Subsidiary Guarantors under the Subsidiary Guarantee) irrevocably and unconditionally guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all principal of, and interest on, each Note issued by the Principal pursuant to the Credit Agreement, and the full and punctual payment of all other Obligations payable by the Principal under the Credit Agreement and the other Loan Documents (including, without limitation, interest accruing or that would have accrued after the filing of a petition in bankruptcy or other insolvency proceeding). Upon failure by the Principal to pay punctually any such amount, the Additional Subsidiary Guarantor agrees that it shall forthwith on demand pay the amount not so paid at the place and in the manner specified in the Credit Agreement, the Notes or the relevant Loan Documents, as the case may be. The Additional Subsidiary Guarantor acknowledges and agrees that this is a guarantee of payment when due, and not of collection, and that the obligations of the Additional Subsidiary Guarantor hereunder may be enforced up to the full amount hereof without proceeding against the Principal, any security held by the Administrative Agent or the Lenders, or against any other Subsidiary Guarantor, the Principal, or any other party that may have liability on all or any portion of the obligations guaranteed hereby.

     SECTION 2. The Additional Subsidiary Guarantor represents and warrants to the Administrative Agent and the Lenders that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

     SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single agreement. This Supplement shall become effective when the Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the Additional Subsidiary Guarantor and the Administrative Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be effective as delivery of a manually counterpart of this Supplement.

     SECTION 4. Except as expressly supplemented hereby, the Subsidiary Guarantee shall remain in full force and effect.

     SECTION 5. This Supplement shall be governed by, and construed in accordance with, the laws of the State of Georgia, without giving effect to the principles of conflict of laws thereof.

     SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Subsidiary Guarantee shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision hereof in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction.) The parties hereto shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 7. All communications and notices hereunder shall be in writing and given as provided in the Subsidiary Guarantee. All communications and notices hereunder to the Additional Subsidiary Guarantor shall be given to it at the address of the Borrower.

     IN WITNESS WHEREOF, the Additional Subsidiary Guarantor and the Administrative Agent have duly executed this Supplement to the Subsidiary Guarantee as of the day and year first above written.



                              [NAME OF ADDITIONAL SUBSIDIARY GUARANTOR]


                              By:
                                 ------------------------------
                                 Name:
                                 Title:



                              THE FIRST NATIONAL BANK OF CHICAGO,
                              AS ADMINISTRATIVE AGENT


                              By:
                                 ------------------------------
                                 Name:
                                 Title:


                                      -3-